AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                          Dated as of October 12, 1999

                                      Among


                             AMERICAN SKIING COMPANY
                      AND THE OTHER BORROWERS PARTY HERETO,
                                  as Borrowers,


                            THE LENDERS PARTY HERETO,

                                       and

                                BANKBOSTON, N.A.,
                            as Agent for the Lenders





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                                TABLE OF CONTENTS
                                                                            Page
Section 1.1 Definitions........................................................1
Section 1.2 Accounting Terms..................................................25

ARTICLE 2.  THE CREDITS.......................................................25
Section 2.1 The Revolving Credit..............................................25
Section 2.2 Making of Revolving Credit Advances...............................27
Section 2.3 Interest on Revolving Credit Advances.............................28
Section 2.4 The Term Loans....................................................28
Section 2.5 Interest on the Term Loans........................................29
Section 2.6 Election of LIBOR Pricing Options.................................29
Section 2.7 Additional Payments...............................................29
Section 2.8 Computation of Interest, Etc......................................30
Section 2.9 Fees..............................................................30
Section 2.10 Set-Off..........................................................30
Section 2.11 Sharing of Payments..............................................31
Section 2.12 Reduction of Commitment by the Borrowers.........................31
Section 2.13 Increased Costs, Etc.............................................32
Section 2.14 Changed Circumstances............................................33
Section 2.15 Use of Proceeds..................................................34
Section 2.16 Letters of Credit................................................35
Section 2.17 Collection of Accounts...........................................39
Section 2.18 Swing Line Commitment............................................39
Section 2.19 Procedure for Swing Line Borrowing; Interest on Swing Line Loans.40
Section 2.20 Refunded Swing Line Loans; Swing Line Loan Participations........41
Section 2.21 Release of Certain Liens.........................................42

ARTICLE 3.  CONDITIONS TO LOANS AND ADVANCES..................................44
Section 3.1 Conditions to the Term Loans and the Initial Revolving Credit
            Advance...........................................................44
Section 3.2 Conditions to All Loans...........................................47

ARTICLE 4.  PAYMENT AND REPAYMENT.............................................48
Section 4.1 Mandatory Repayments and Prepayment...............................48
Section 4.2 Voluntary Prepayments.............................................51
Section 4.3 Payment and Interest Cutoff.......................................51
Section 4.4 Payment or Other Actions on Non-Business Days.....................52
Section 4.5 Method and Timing of Payments.....................................52
Section 4.6 Payments Not at End of Interest Period............................52
Section 4.7 Currency..........................................................53
Section 4.8 Foreign Lenders...................................................53
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ARTICLE 5.  REPRESENTATIONS AND WARRANTIES....................................53
Section 5.1 Existence, Charter and Formation Documents, Etc...................53
Section 5.2 Principal Place of Business; Location of Records..................53
Section 5.3 Qualification.....................................................53
Section 5.4 Subsidiaries......................................................53
Section 5.5 Power.............................................................54
Section 5.6 Valid and Binding Obligations.....................................55
Section 5.7 Other Agreements..................................................55
Section 5.8 Payment of Taxes..................................................55
Section 5.9 Financial Statements..............................................55
Section 5.10 Other Materials Furnished........................................56
Section 5.11 Stock............................................................56
Section 5.12 Changes in Condition.............................................56
Section 5.13 Assets, Licenses, Patents, Trademarks, Etc.......................57
Section 5.14 Litigation.......................................................57
Section 5.15 Pension Plans....................................................57
Section 5.16 Outstanding Indebtedness.........................................58
Section 5.17 Environmental Matters............................................58
Section 5.18 Foreign Trade Regulations........................................59
Section 5.19 Governmental Regulations.........................................60
Section 5.20 Margin Stock.....................................................60
Section 5.21 Solvency.........................................................60
Section 5.22 Compliance with Other Instruments, Laws, Etc.....................60
Section 5.23 Absence of Financing Statements, Etc.............................60
Section 5.24 Perfection of Security Interests.................................61
Section 5.25 Bank Accounts....................................................61
Section 5.26 Fiscal Year......................................................61
Section 5.27 Tax Status.......................................................61
Section 5.28 Consummation of Issuance of Series B Preferred Stock.............61
Section 5.29 Series B Preferred Stock Agreements..............................61
Section 5.30 Cerberus Purchase Agreement; Cerberus Amendment and Waiver Letter
             Agreement; Certificate of Designation ...........................62
Section 5.31 Wolf Acquisition Agreement.......................................62

ARTICLE 6.  REPORTS AND INFORMATION...........................................62
Section 6.1 Interim Financial Statements and Reports..........................62
Section 6.2 Annual Financial Statements.......................................63
Section 6.3 Annual Budget.....................................................63
Section 6.4 Reports of Skier Visits...........................................63
Section 6.5 Notice of Defaults................................................64
Section 6.6 Notice of Litigation..............................................64
Section 6.7 Communications with Others........................................64

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Section 6.8 Reportable Events.................................................66
Section 6.9 Reports to other Creditors........................................66
Section 6.10 Communications with Independent Public Accountants...............66
Section 6.11 Environmental Reports............................................67
Section 6.12 Notices Under Certain Agreements.................................67
Section 6.13 Miscellaneous....................................................68

ARTICLE 7.  FINANCIAL COVENANTS...............................................68
Section 7.1 Ratio of Consolidated Total Debt to Consolidated EBITDA...........68
Section 7.2 Ratio of Consolidated Adjusted Cash Flow to Consolidated Debt
            Service...........................................................68
Section 7.3 Ratio of Consolidated EBITDA to Consolidated Interest Expense.....69
Section 7.4 Minimum Consolidated Net Worth....................................69
Section 7.5 Minimum Consolidated EBITDA.......................................69

ARTICLE 8.  AFFIRMATIVE COVENANTS.............................................70
Section 8.1 Existence and Business............................................70
Section 8.2 Taxes and Other Obligations.......................................70
Section 8.3 Maintenance of Properties and Leases..............................71
Section 8.4 Insurance.........................................................71
Section 8.5 Records, Accounts and Places of Business..........................71
Section 8.6 Inspection........................................................72
Section 8.7 Maintenance of Accounts...........................................72
Section 8.8 [Intentionally Omitted]...........................................72
Section 8.9 Ownership of Restricted Subsidiaries..............................72
Section 8.10 Survey and Surveyor's Certificate................................72
Section 8.11 Appraisals.......................................................73
Section 8.12 Lease Renewal....................................................73
Section 8.13 Use of Series B Preferred Stock Proceeds.........................73
Section 8.14 Environmental and Land Use Compliance............................73
Section 8.15 Interest Rate Protection.........................................73
Section 8.16 Independence of Unrestricted Subsidiaries........................73
Section 8.17 Forest Service Permits...........................................74
Section 8.18 Further Assurances...............................................74

ARTICLE 9.  NEGATIVE COVENANTS................................................74
Section 9.1 Restrictions on Indebtedness......................................74
Section 9.2 Restriction on Liens..............................................76
Section 9.3 Investments.......................................................78
Section 9.4 Mergers, Acquisitions, Etc........................................79
Section 9.5 Transactions with Affiliates......................................79
Section 9.6 Distributions.....................................................80
Section 9.7 Capital Expenditures..............................................80

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Section 9.8 Dispositions of Assets............................................81
Section 9.9 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons....81
Section 9.10 ERISA............................................................81
Section 9.11 Sale and Leaseback...............................................81
Section 9.12 Restrictive or Inconsistent Agreements...........................81
Section 9.13 Limitations on Real Estate Operations............................81
Section 9.14 Fiscal Year......................................................82
Section 9.15 Limitation on Excess Proceeds....................................82
Section 9.16 No Amendment of Subordinated Notes, Cerberus Purchase Agreement, or
             Series B Preferred Stock Agreements............................. 82
Section 9.17 Exchange of Cerberus 10 1/2% Repriced Convertible Exchangeable
             Preferred Stock and Amended and Restated Registration Rights
             Agreement Penalties..............................................82
Section 9.18 Limitation on Issuance of Capital Stock..........................82

ARTICLE 10.  EVENTS OF DEFAULT AND REMEDIES...................................82
Section 10.1 Events of Default................................................82
Section 10.2 Remedies.........................................................86
Section 10.3 Distribution of Proceeds.........................................86

ARTICLE 11.  CONSENTS; AMENDMENTS; WAIVERS; REMEDIES..........................87
Section 11.1 Actions by Lenders...............................................87
Section 11.2 Actions by Borrowers.............................................88
ARTICLE 12.  SUCCESSORS AND ASSIGNS...........................................89
Section 12.1 General..........................................................89
Section 12.2 Assignments......................................................89
Section 12.3 Participations...................................................90

ARTICLE 13.  THE AGENT........................................................92
Section 13.1 Authorization and Action.........................................92
Section 13.2 Agent's Reliance, Etc............................................93
Section 13.3 Agent as a Lender................................................93
Section 13.4 Lender Credit Decision...........................................93
Section 13.5 Indemnification of Agent.........................................94
Section 13.6 Successor Agent..................................................94
Section 13.7 Amendment of Article 13..........................................94

ARTICLE 14.  MISCELLANEOUS....................................................94
Section 14.1 Notices..........................................................94
Section 14.2 Merger...........................................................95
Section 14.3 Governing Law; Consent to Jurisdiction...........................95
Section 14.4 Counterparts.....................................................96

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Section 14.5 Expenses and Indemnification.....................................96
Section 14.6 Confidentiality..................................................97
Section 14.7 Reliance on Representations and Actions of American Ski..........98
Section 14.8 Joint and Several Obligations....................................98
Section 14.9 Continuity of 1997 Credit Agreements.............................98
Section 14.10 WAIVER OF JURY TRIAL............................................99



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                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A-1           Form of Revolving Credit Note
Exhibit A-2           Form of Amended, Restated and Consolidated Term Loan Note
Exhibit A-3           Form of Amended, Restated and Consolidated Swing Line Note
Exhibit B             Form of Notice of Revolving Credit or Swing Line Borrowing
Exhibit C             Form of Compliance Certificate
Exhibit D             Form of Pricing Notice
Exhibit E-1           Form of Amended, Restated and Consolidated Security
                      Agreement
Exhibit E-2           Form of Amended and Restated Guarantor Security Agreement
Exhibit F             Form of Amended and Restated Unlimited Guaranty Agreement
Exhibit G             Form of Amended and Restated Fee and Leasehold Mortgage,
                      Assignment of Leases and Rents, Financing Statement and
                      Security Agreement
Exhibit H             Form of Amended and Restated Collateral Assignment of
                      Leases and Rents
Exhibit I             [Intentionally Omitted.]
Exhibit J             Form of Amended and Restated Assignment in Trust
Exhibit K             Form of Amended and Restated Assignment of Trademarks
Exhibit L             Form of Amended and Restated Assignment of Licenses,
                      Contracts and Permits
Exhibit M             Form of Amended and Restated Stock Pledge Agreement
Exhibit N             Form of Amended and Restated Hazardous Materials
                      Indemnification Agreement
Exhibit O             Form of Opinions of Borrowers' Counsel
Exhibit P             Form of Assignment and Acceptance Agreement
Exhibit Q             Form of Amended and Restated Otten Subordination Agreement
Exhibit R             Acknowledgment of Unrestricted Subsidiary
Exhibit S             Form of Joinder

Schedule 1            Schedule of Commitment Percentages
Schedule 2            Pricing Schedule
Schedule 2.1 Schedule of Funding of First Revolving Credit Advance and Term Loans by Certain Lenders.
Schedule 2.16         Schedule of Letters of Credit
Schedule 2.17         Schedule of Bank Accounts
Schedule 3.1(q)       Schedule of Certain Leases
Schedule 5.2          Schedule of Principal Places of Business
Schedule 5.4(a)       Schedule of Subsidiaries and Issued and Outstanding Stock
Schedule 5.4(b)       Transactions with Unrestricted Subsidiaries
Schedule 5.8          Schedule of Certain Tax Matters
Schedule 5.9          Schedule of Financial Statements
Schedule 5.14         Schedule of Litigation
Schedule 5.13         Schedule of Licenses, Patents, Copyrights and Trademarks
Schedule 5.13(c) Schedule of Certain Leasehold Personal Property Interests and Personal Property Lease Agreements
Schedule 5.15         Schedule of Pension Plans
Schedule 5.16         Schedule of Indebtedness, Liens, Charges and Encumbrances

Schedule 5.17         Environmental Matters
Schedule 8.4          Schedule of Insurance
Schedule 8.9          Schedule of Ownership of Restricted Subsidiaries
Schedule 8.12         Schedule of Leases
Schedule 8.13         Schedule of Use of Proceeds of Series B Preferred Stock
Schedule 8.14         Schedule of Environmental and Land Use Compliance
Schedule 8.17         Schedule of Forest Service Permits
Schedule 9.3          Investment Policy and Investments

               AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

         This AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT is entered into as of October 12, 1999 by and among AMERICAN SKIING COMPANY, a Delaware corporation ("American Ski") and the other Borrowers from time to time party hereto (each with American Ski a "Borrower" and collectively, the "Borrowers"), the Lenders from time to time party hereto, and BANKBOSTON, N.A., a national banking association, as Agent for the lenders from time to time party hereto (the "Agent").

                                    Recitals

         American Ski (as successor to American Skiing Company, a Maine corporation), certain of the other Borrowers, the Lenders party hereto and the Agent are parties to (a) an Amended and Restated Credit Agreement dated as of November 12, 1997, as amended (the "ASC East Credit Agreement") and (b) a Credit Agreement dated as of November 12, 1997, as amended (the "ASC West Credit Agreement" and together with the ASC East Credit Agreement, the "1997 Credit Agreements"). American Ski and the other Borrowers, jointly and severally, desire to amend, restate and consolidate their existing credit facilities on the terms and conditions set forth herein. The credit facilities established hereunder evidence the Borrowers' obligations under the 1997 Credit Agreements, as amended, restated and consolidated hereunder, and future advances hereunder will be used (a) to fund certain capital expenditures and (b) to provide for on-going working capital and other specified needs. The Lenders are willing to provide such financing on the terms and conditions set forth herein, including, among others, that American Ski and the other Borrowers amend, restate and consolidate the 1997 Credit Agreements as provided herein. The Borrowers conduct their operations on a combined basis with shared management, purchasing, planning, financial controls and other functions, and the access of all Borrowers to the credit facilities provided hereunder benefits all Borrowers in connection with their various businesses.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (a) American Ski, the other Borrowers, the Agent and the Lenders party to the 1997 Credit Agreements hereby amend, restate and consolidate the 1997 Credit Agreements in their entirety and
(b) all the parties hereto hereby agree as follows:

                   ARTICLE 1. DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, unless otherwise specifically provided herein, the following terms shall have the following meanings for all purposes when used in this Agreement, and in any note, agreement, certificate, report or other document made or delivered in connection with this Agreement:

                  "Affiliate" shall mean (a) any director or executive officer of American Ski or any of its Subsidiaries or any Person owning more than 5% of the outstanding common stock of American Ski or any of its Subsidiaries and (b) any Person that controls, is controlled by or is under common control with such a Person or any Affiliate of such Person. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" shall mean BankBoston, N.A., in its capacity as agent for the Lenders, and its successors in that capacity.

                  "Aggregate Outstanding Revolving Credit Extensions" shall mean, as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Advances made by such Lender then outstanding plus (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the Letter of Credit Exposure then outstanding.

                  "Agreement" shall mean this Amended, Restated and Consolidated Credit Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement, unless otherwise indicated, as amended and supplemented from time to time.

                  "Alpine Pipeline" shall mean Alpine Pipeline Company, a Vermont corporation.

                  "Applicable Base Rate" shall mean the sum of (a) the Base Rate plus (b) the Base Rate Margin, as each is in effect from time to time.

                  "Applicable LIBOR Rate" shall mean the sum of (a) the LIBOR Rate plus (b) the LIBOR Rate Margin, as each is in effect from time to time.

                  "Applicable Money Market Rate" shall mean the sum of (a) the Money Market Rate plus (b) the LIBOR Rate Margin, as each is in effect from time to time.

                  "Appraisal" shall mean an appraisal of the fair market value of property and business, accepted and approved by the Agent, performed by an independent appraiser selected by the Agent who is not employed by American Ski, any of its Subsidiaries or the Agent, the form of such appraisal and the identity of the appraiser to be acceptable to the Agent.

                  "Appraised Value" shall mean the fair market value of the subject property determined by the most recent Appraisal.

                  "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

                  "Assignment and Acceptance Agreement" -- See Section 12.2(a) hereof.

                  "Attitash Debentures" shall mean the Subordinated Debentures due 2002 issued by L.B.O. Holding, Inc. in the aggregate outstanding principal amount as of the date hereof as set forth on Schedule 5.16 hereto.

                  "Available Revolving Credit Amount" shall mean at any time the Maximum Revolving Credit Amount in effect at such time (including after giving effect to any mandatory reductions of the Maximum Revolving Credit Amount under Section 4.1(c)), less the Letter of Credit Exposure and less the aggregate principal amount of Swing Line Loans then outstanding.

                  "Available Revolving Credit Commitment" shall mean, as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the product of (i) such Revolving Credit Lender's Revolving Credit Commitment Percentage multiplied by (ii) the Maximum Revolving Credit Amount over (b) such Revolving Credit Lender's Aggregate Outstanding Revolving Credit Extensions.

                  "Base Capital Expenditure Amount" shall mean $30,000,000.

                  "Base Rate" shall mean the greater of (a) the rate of interest announced from time to time by the Agent at its head office in Boston, Massachusetts as its Base Rate and (b) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next _ of 1%).

                  "Base Rate Loan" shall mean (a) any Revolving Credit Advance bearing interest at a fluctuating rate determined by reference to the Applicable Base Rate, (b) any portion of the Term Loans bearing interest at a fluctuating rate determined by reference to the Applicable Base Rate and (c) any portion of a Swing Line Loan bearing interest at a fluctuating rate determined by reference to the Applicable Base Rate.

                  "Base Rate Margin" shall mean a rate per annum determined in accordance with the Pricing Schedule.

                  "Business Day" shall mean (a) for all purposes other than as covered by clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business and

         (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Rate Loans, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank eurodollar market.

                  "Capital Assets" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill); provided, however, that Capital Assets shall not include any item customarily charged directly as an expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

                  "Capital Expenditure Reinvestment Amount" shall mean the amount of proceeds of Permitted Dispositions that is reinvested in Capital Expenditures within 365 days of such Permitted Dispositions.

                  "Capital Expenditures" shall mean amounts paid or incurred, including indebtedness incurred, by American Ski or any of its Restricted Subsidiaries in connection with the purchase or lease by American Ski or any of its Restricted Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of American Ski and its Restricted Subsidiaries in accordance with generally accepted accounting principles.

                  "Capitalized Lease" shall mean any lease which is or should be capitalized on the balance sheet of the lessee in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

                  "Capitalized Lease Obligations" shall mean the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

                  "Cash Insurance Proceeds" shall mean the proceeds received by American Ski or any of its Restricted Subsidiaries under any property and casualty insurance policy carried by American Ski or such Restricted Subsidiary.

                  "Cash Proceeds" shall mean, with respect to any Permitted Disposition, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Permitted Disposition, but only as and when received) received by American Ski or any of its Restricted Subsidiaries from such Permitted Disposition.

                  "Cerberus Amendment and Waiver Letter Agreement" shall mean the Cerberus Amendment and Waiver Letter Agreement dated November 3,

         1997 by and between Madeleine LLC and American Ski relating to the exchange of the Series A Exchangeable Preferred Stock and the Senior Exchangeable Notes into the 10 1/2% Repriced Convertible Exchangeable Preferred Stock, the Series A Certificate of Designation, the Amended and Restated Registration Rights Agreement dated as of November 3, 1997 (the "Amended and Restated Registration Rights Agreement") and the amendment of certain provisions of the Cerberus Purchase Agreement.

                  "Cerberus Investment" shall mean the initial purchase by Madeleine LLC of the Series A Exchangeable Preferred Stock and the Senior Exchangeable Notes pursuant to the Cerberus Purchase Agreement.

                  "Cerberus Purchase Agreement" shall mean the Securities Purchase Agreement dated as of July 2, 1997 between American Ski (f/k/a ASC Holdings, Inc.) and Madeleine LLC as the purchaser thereunder, as amended by the First Amendment to Securities Purchase Agreement dated as of July 25, 1997, the Cerberus Amendment and Waiver Letter Agreement and the letter agreement dated July 20, 1999 by and between Madeleine LLC and American Skiing Company.

                  "Closing Date" shall mean the date on which all of the conditions set forth in Section 3.1 have been satisfied.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  "Collateral" shall mean all of the property, rights and interests of American Ski and its Subsidiaries that are subject to the security interests, pledges, and mortgages created by the Security Agreements.

                  "Commission"shall mean the Securities and Exchange Commission.

                  "Commitment Percentage" shall mean as to each Lender, the sum of its Revolving Credit Commitment Percentage and its Term Loan Commitment Percentage as set forth on Schedule 1 hereto.

                  "Compliance Certificate" shall mean a certificate in the form of Exhibit C hereto and executed by the chief executive officer or chief financial officer of American Ski.

                  "Consolidated" and "Consolidating," when used with reference to any term, mean that term (or the terms "combined" and "combining," as the case may be, in the case of partnerships, joint ventures and Affiliates that are not Subsidiaries) as applied to the accounts of American Ski (or other specified Person) and all of its Restricted

         Subsidiaries (or other specified Persons), or such of its Restricted Subsidiaries as may be specified, consolidated (or combined) in accordance with generally accepted accounting principles and with appropriate deductions for minority interests in Subsidiaries, as required by generally accepted accounting principles.

                  "Consolidated Adjusted Cash Flow" shall mean (a) Consolidated EBITDA (before any adjustments to reflect acquisitions, sales and exchanges of property during such period) for each fiscal year of American Ski and its Restricted Subsidiaries less (b) the sum of (i) the lesser of actual total Capital Expenditures or $10,000,000, and
         (ii) cash taxes paid.

                  "Consolidated Debt Service" shall mean the sum of (a) Consolidated Interest Expense, (b) scheduled principal payments on Indebtedness for borrowed money and (c) without duplication with clause
         (b), scheduled reductions in the amount of the Maximum Revolving Credit Amount under clause (b) of the definition thereof, in each case for the period under review.

                  "Consolidated EBITDA" shall mean for the most recently completed four fiscal quarters, (a) net income or (loss) of American Ski and its Restricted Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles without giving effect to extraordinary gains and losses from sales, exchanges and other dispositions of property not in the ordinary course of business, and nonrecurring items and excluding from the calculation of net income all revenues from Unrestricted Subsidiaries except to the extent received by American Ski or its Restricted Subsidiaries in cash as a loan repayment, dividend or other distribution, plus, to the extent deducted in calculating net income, (b) the sum of, without duplication, (i) depreciation expense of American Ski and its Restricted Subsidiaries, (ii) amortization expense of American Ski and its Restricted Subsidiaries, (iii) Consolidated Interest Expense plus the non-cash portion of consolidated interest expense on Consolidated Funded Debt, (iv) income tax expense of American Ski and its Restricted Subsidiaries, (v) other non-cash items of American Ski and its Restricted Subsidiaries, (vi) non-recurring expenses incurred in connection with the issuance of the Series B Preferred Stock and/or the amendment, restatement and consolidation of the 1997 Credit Agreements on the date hereof and (vii) up to $2,000,000 of losses incurred from the disposition of retail inventory through October 31, 1999.

                  "Consolidated Excess Cash Flow" shall mean, for any period, Consolidated EBITDA less the sum of (a) Consolidated Interest Expense,
         (b) cash taxes paid, (c) required principal payments of Indebtedness and (d) the Base Capital Expenditure Amount, each determined for such period.

                  "Consolidated Funded Debt" means, as of each date of determination, without duplication (a) all Indebtedness for borrowed money of American Ski and its Restricted Subsidiaries on that date

         (including   without   limitation  all  obligations   with  respect  to
         Capitalized Leases), (b) the aggregate amount available for drawing under all letters of credit outstanding on that date (including the Letters of Credit) for which American Ski or any Restricted Subsidiary is the account party (excluding however, the aggregate amount available for drawing under letters of credit issued to lenders and lessors of Indebtedness of the type described in clause (a) in support of such Indebtedness), and (c) the aggregate amount drawn under all letters of credit (including the Letters of Credit) for which American Ski or any Restricted Subsidiary is the account party and for which the issuer of such letters of credit has not been reimbursed on that date.

                  "Consolidated   Intangible   Assets"   shall   mean   (a)  all
         intercompany loans (without duplication for exclusions made in accordance with generally accepted accounting principles) and loans to any employee or officer of American Ski or any of its Subsidiaries, and all amounts payable to American Ski or any of its Subsidiaries from any of the aforesaid persons, (b) all assets which would be classified as intangible assets under generally accepted accounting principles consistently applied, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs, and research and development costs), (c) treasury stock and minority interests in other corporations or business organizations, (d) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock and (e) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence and/or amortization of properties and all other reserves or appropriations of retained earnings which, in accordance with generally accepted accounting principles consistently applied, should be established in connection with the business conducted by American Ski and its Subsidiaries.

                  "Consolidated Interest Expense" shall mean the cash portion of consolidated interest expense (including commitment and letter of credit fees) on Consolidated Funded Debt, as determined in accordance with generally accepted accounting principles consistently applied.

                  "Consolidated Net Income" shall mean the net income (or deficit) from operations of American Ski and its Restricted Subsidiaries, after taxes, determined in accordance with generally accepted accounting principles consistently applied.

                  "Consolidated Net Worth" shall mean, at any date as of which the amount thereof shall be determined, (a) the consolidated assets of American Ski and its Restricted Subsidiaries (excluding from assets investments in Unrestricted Subsidiaries) less (b) the consolidated total liabilities of American Ski and its Restricted Subsidiaries, determined in accordance with generally accepted accounting principles consistently applied.

                  "Consolidated Senior Secured Debt" shall mean the outstanding principal amount of the Term Loans, the Revolving Credit Advances, the Swing Line Loans and all other Consolidated Funded Debt (other than Subordinated Indebtedness).

                  "Consolidated Total Debt" shall mean the sum of (a) the outstanding principal amount of the Revolving Credit Advances, the Term Loans and the Swing Line Loans, (b) without duplication, any claim required to be paid pursuant to Guaranties of American Ski and its Restricted Subsidiaries, (c) the Senior Subordinated Notes, (d) all other Consolidated Funded Debt of American Ski and its Restricted Subsidiaries on a consolidated basis and (e) without duplication, the stated amount of all letters of credit issued for the account of American Ski or any Restricted Subsidiary.

                  "Continuing Directors" means, as of any date of determination, any member of the board of directors of American Ski who (a) was a member of the board of directors on October 8, 1999 or (b) was nominated for election to the board of directors with the approval of at least two-thirds of the Continuing Directors who were members of the board of directors at the time of such nomination or election.

                  "Credit Participants" -- See Section 12.3 hereof.

                  "Default" shall mean an Event of Default or an event or condition which with the passage of time or giving of notice, or both, would become such an Event of Default.

                  "Direct Unrestricted Subsidiary Investments" shall mean the sum of (a) Investments made by American Ski and its Restricted Subsidiaries in Unrestricted Subsidiaries in cash or cash equivalents, plus (b) the book value of assets other than cash and cash equivalents and other than Indirect Unrestricted Subsidiary Investments contributed to or invested by American Ski and its Restricted Subsidiaries in Unrestricted Subsidiaries less (c) cash dividends or distributions and repayments of the principal amount of any loans received by American Ski and its Restricted Subsidiaries from such Unrestricted Subsidiaries after the date such Investments described in clauses (a) and (b) were made.

                  "Distribution" shall mean: (a) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of American Ski or any of its Restricted Subsidiaries, other than dividends payable solely in shares of common stock of the corporation involved, (b) the purchase, redemption, or other acquisition or retirement of any shares of any class of capital stock of American Ski or any of its Restricted Subsidiaries directly or indirectly, (c) any other distribution on or in respect of any shares of any class of capital stock of American Ski or any Restricted Subsidiary, (d) any setting apart or allocating any sum for the payment of any dividend or distribution or for the purchase, redemption or retirement of any shares of capital stock of American Ski or any Restricted Subsidiary and (e) any payment of principal on or any retirement or defeasance of Subordinated Indebtedness.

                  "EBITDA" shall mean for the most recently completed four fiscal quarters, (a) net income or (loss) determined in accordance with generally accepted accounting principles without giving effect to extraordinary gains and losses from sales, exchanges and other dispositions of property not in the ordinary course of business, and nonrecurring items and excluding from the calculation of net income all revenues from Unrestricted Subsidiaries except to the extent received by American Ski or its Restricted Subsidiaries in cash as a loan repayment, dividend, redemption, stock repurchase or other distribution, plus, to the extent deducted in calculating net income,
         (b) the sum of, without duplication, (i) depreciation expense, (ii) amortization expense, (iii) interest expense plus the non-cash portion of interest expense on funded debt, (iv) income tax expense and (v) other non-cash items.

                  "Environment" means soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

                  "Environmental Law" means any judgment, decree, order, common law rule, statute, act, law, code, ordinance, permit, license, rule or regulation pertaining to environmental matters, or any federal, state, county or local statute, regulation, code, ordinance, order or decree relating to public health, welfare, the Environment, or to the storage, handling, treatment, transportation, use or generation of Hazardous Materials in or at the workplace, or to worker health or safety, whether now existing or hereafter enacted.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Event of Default" -- See Section 10.1 hereof.

                  "Excess Cash Flow Leverage Ratio" shall mean the ratio of (a) Consolidated Senior Secured Debt plus the Unused Revolving Credit Commitments to (b) Consolidated EBITDA as of the end of the relevant Excess Cash Payment Period.

                  "Excess Cash Payment Date" shall mean the earlier of (a) the date of delivery of the financial statements pursuant to Section 6.2 in respect of American Ski's fiscal year then ended and (b) the date occurring 90 days after the last day of each fiscal year of American Ski (in either case, commencing with its fiscal year ended July 25, 1999).

                  "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of American Ski and its Subsidiaries, provided that the first Excess Cash Payment Period hereunder shall be the period from and including July 27, 1998 to and including July 25, 1999.

                  "Excess Real Property" shall mean unimproved parcels which constitute part of any Mortgaged Property and are not then currently used or contemplated (except with respect to lodging and related infrastructure) to be used in connection with the operation of such Mortgaged Property as a ski resort as then configured, including lodging, other recreational uses and related amenities.

                  "Existing Letters of Credit" shall mean the Letters of Credit described as such on Schedule 2.16 hereto and issued by the Issuing Bank.

                  "Fee Letter" -- See Section 2.9 hereof.

                  "Federal Funds Effective Rate" shall mean for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Agent.

                  "Generally   accepted   accounting   principles"   shall  mean
         generally accepted accounting principles as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantors" shall mean each of AJT, Inc. and WVSAL, Inc.

                  "Guaranty Agreements" shall mean the Amended and Restated Guaranty Agreements of even date herewith in the form of Exhibit F hereto from each of the Guarantors in favor of the Agent and the Lenders.

                  "Guaranty" or "Guarantee" or "Guaranties" shall include any arrangement whereby a Person is or becomes liable in respect of any Indebtedness or other obligation of another and any other arrangement whereby credit is extended to another obligor on the basis of any promise of a guarantor, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations, or to maintain the capital, the working capital, solvency or general financial condition of such obligor, whether or not such arrangement is listed in the balance sheet of the guarantor or referred to in a footnote thereto.

                  "Hazardous Material" means any pollutant, contaminant, toxic substance, chemical substance or mixture, hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum, or petroleum product, as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response,
         Compensation, and Liability Act, as amended, the Superfund Amendment and Reauthorization Act, as amended, the Federal Clean Water Act, as amended, the Hazardous Materials Transportation Act, as amended, the Toxic Substances Control Act, as amended, any regulations promulgated under these Acts, or any other Environmental Law.

                  "Heavenly Subsidiaries" shall mean Heavenly Valley Ski & Resort Corporation, Heavenly Corporation and Heavenly Valley, Limited Partnership.

                  "Indebtedness" shall mean, as to any Person, without duplication: (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments; (b) all obligations of such Person for the deferred purchase price of property or services (including without limitation deferred payment obligations which are part of the consideration provided for in agreements not to compete), except trade accounts payable and accrued liabilities arising in the ordinary course of business which are not overdue by more than 60 days or which are being contested in good faith by appropriate proceedings; (c) all capital lease obligations of such Person; (d) all Indebtedness of others secured by a lien on any properties, assets or revenues of such Person; (e) all Indebtedness of others guaranteed by such Person; (f) all net obligations of such Person under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations; and (g) all obligations of such Person, contingent or otherwise, in respect of letters of credit or bankers' acceptances or similar instruments.

                  "Indemnity Agreements" the Amended and Restated Hazardous Materials Indemnification Agreements of even date herewith from each Borrower to the Agent, each in substantially the form of Exhibit N hereto.

                  "Indirect Unrestricted Subsidiary Investments" shall mean (a) the book value of Excess Real Property contributed by American Ski or any Restricted Subsidiary to Unrestricted Subsidiaries less (b) cash dividends or distributions and repayments of the principal amount of any loans received by American Ski or its Restricted Subsidiaries from such Unrestricted Subsidiaries after the date such Investments were made in excess of those referred to in clause (c) of the definition of Direct Unrestricted Subsidiary Investments in an amount equal to the sum of Investments described in clauses (a) and (b) of the definition of Direct Unrestricted Subsidiary Investments.

                  "Interest Period" shall mean with respect to each LIBOR Rate Loan, the period commencing on the date of such LIBOR Rate Loan and ending one, two, three or six months thereafter, as the Borrowers may request as provided in Sections 2.2(a) or 2.6 hereof, provided that:

                           (a) any Interest Period (other than an Interest Period determined pursuant to clauses (c) or (d) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                           (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) and (d) below, end on the last Business Day of a calendar month;

                           (c) any Interest Period with respect to a Revolving Credit Advance that would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

                           (d) any Interest Period with respect to any portion of the Term Loans that would otherwise end after the Term Loan Maturity Date shall end on the Term Loan Maturity Date; and

                           (e) notwithstanding clauses (c) and (d) above, no Interest Period shall have a duration of less than one month, and if any Interest Period applicable to any LIBOR Rate Loan would be for a shorter period, such Interest Period shall not be available hereunder.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Investment" shall mean (a) any stock, evidence of Indebtedness or other security of another Person, (b) any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) to another Person, (c) any purchase of (i) stock or other securities of another Person or (ii) any business or undertaking of another Person (whether by purchase of assets or securities), any commitment or option to make any such purchase if, in the case of an option, the aggregate consideration paid for such option was in excess of $100 or (d) any other investment, in all cases whether existing on the date of this Agreement or thereafter made.

                  "Issuing Bank" shall mean the Agent.

                  "Kamori" shall mean Kamori International Corporation, a Delaware corporation.

                  "Kamori Acquisition" shall mean the acquisition by ASC West, Inc. (which has been merged into American Ski) of all of the outstanding stock and partnership interests in the Steamboat Subsidiaries and the Heavenly Subsidiaries pursuant to the Kamori Acquisition Documents.

                  "Kamori Acquisition Documents" shall mean (a) the Stock Purchase Agreement dated August 1, 1997 among Kamori, ASC West, Inc. and American Ski, including all schedules, exhibits and amendments thereto (the "Kamori Stock Purchase Agreement") and (b) all other agreements, instruments and documents delivered in connection with the Kamori Acquisition.

                  "Kamori Combined Entities" shall mean Kamori, the Heavenly Subsidiaries and the Steamboat Subsidiaries, collectively.

                  "Leases" shall mean all leases and other agreements under which the Borrowers have rights to use or occupy any real property.

                  "Lender Agreements" shall mean this Agreement, the Term Notes, the Revolving Credit Notes, the Swing Line Note, the Guaranty Agreements, the Indemnity Agreements, the Security Agreements, the Otten Subordination Agreement, the applications and reimbursement agreements relating to the Existing Letters of Credit and any other present or future agreement from time to time entered into between American Ski or any of its Restricted Subsidiaries and the Agent or any Lender (except for any such agreement which specifically provides in writing that it is not a Lender Agreement), each as from time to time amended or supplemented, and all statements, reports and certificates delivered by American Ski or any of its Restricted Subsidiaries to the Agent or any Lender in connection therewith.

                  "Lender Obligations" shall mean all present and future obligations and Indebtedness of American Ski or any of its Restricted Subsidiaries owing to the Agent or the Lenders under this Agreement or any other Lender Agreement, including, without limitation, the obligations to pay the Indebtedness from time to time evidenced by the

         Term Notes, the Revolving Credit Notes, the Swing Line Note, the Reimbursement Obligations and obligations to pay interest, commitment fees, balance deficiency fees, charges, expenses and indemnification from time to time owed under any Lender Agreement.

                  "Lenders" shall mean (a) initially, each lender listed on the signature pages hereof, (b) any other Person who becomes a Successor Lender hereunder in accordance with the terms of Section 12.2 hereof and (c) the successors and assigns of the Persons described in clauses
         (a) and (b).

                  "Letter of Credit" shall mean a letter of credit issued by the Issuing Bank for the account of the Borrowers in accordance with
         Section 2.16 hereof.

                  "Letter of Credit Exposure" shall mean, at any time, the sum of (a) the Maximum Drawing Amount with respect to all Letters of Credit and (b) all unpaid Reimbursement Obligations.

                  "Letter of Credit Fee" -- See Section 2.16 hereof.

                  "Letter of Credit Participation" -- See Section 2.16(i)hereof.

                  "Leverage Ratio" shall mean as of the end of any fiscal quarter the ratio of Consolidated Total Debt as of such date to Consolidated EBITDA for the four-quarter period ending on such date.

                  "LIBOR Pricing Option" shall mean the option granted to the Borrowers pursuant to Section 2.6 hereof to have interest on all or a portion of the Loans computed on the basis of the Applicable LIBOR Rate for an applicable Interest Period.

                  "LIBOR Rate" shall mean for any Interest Period for any LIBOR Rate Loan, the quotient of (a) the rate of interest determined by the Agent, at about 10:00 a.m. (Boston time) on the LIBOR Rate Fixing Day as being the rate at which deposits in U.S. dollars are offered to it by first-class banks in the London interbank market for deposit for such Interest Period in amounts comparable to the aggregate principal amount of LIBOR Rate Loans to which such Interest Period relates, divided by (b) the difference between one (1) minus the Reserve Requirement (expressed as a decimal) applicable to that Interest Period. The LIBOR Rate shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

                  "LIBOR Rate Fixing Day" shall mean, in the case of any LIBOR Rate Loan, the second Business Day preceding the Business Day on which an Interest Period begins.

                  "LIBOR Rate Loan" shall mean any Loan hereunder upon which interest will accrue on the basis of a formula including as a component thereof the LIBOR Rate. The expiration date of any LIBOR Rate Loan shall be the last day of the Interest Period applicable to such LIBOR Rate Loan.

                  "LIBOR Rate Margin" shall mean a rate per annum determined on the first day of the applicable Interest Period in accordance with the Pricing Schedule.

                  "Lien" -- See Section 9.2 hereof.

                  "Loan" shall mean all or a portion of the Term Loans, any Revolving Credit Advance or any Swing Line Loan outstanding hereunder or made to the Borrowers by the Lenders pursuant to Article 2 of this Agreement, and "Loans" means all of such loans, collectively.

                  "Majority Lenders" shall mean, at any time, any two or more Lenders holding at least 51% of the sum of the outstanding principal amount of the Loans hereunder and the Unused Revolving Credit Commitments.

                  "Management Projections" shall mean the projections for fiscal years 1999-2004, prepared by American Ski and delivered to the Agent by American Ski on behalf of itself and its Restricted Subsidiaries.

                  "Material  Adverse  Effect" shall mean any adverse  change (or occurrence or condition reasonably likely to produce an adverse change) in the financial condition, properties, business, operations or prospects which is material to American Ski and its Restricted Subsidiaries as a whole.

                  "Maximum Drawing Amount" shall mean the maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

                  "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of (a) the applicable amount set forth below (as each such amount may be reduced from time to time pursuant to the mandatory reduction requirements of Section 4.1(c)):

                  Closing Date through May 30, 2002  $100,000,000
                  May 31, 2002 through May 30, 2003  82,850,000
                  May 31, 2003 through May 30, 2004  74,800,000
         or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.12; provided that if the obligation of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0.

                  "Money Market Rate" shall mean with respect to Money Market Loans the interest rate per annum determined by the Agent in its reasonable discretion with reference to the Federal Funds Effective Rate.

                  "Money Market Loans" shall mean any Loan hereunder bearing interest at a fluctuating rate determined by reference to the Money Market Rate.

                  "Mortgaged Properties" shall mean all real properties and interests therein owned by American Ski or any of its Restricted Subsidiaries which are subject to mortgage liens in favor of the Agent under the Security Agreements.

                  "Mortgages" -- See definition of Security Agreements.

                  "Net Cash Proceeds" shall mean the Cash Proceeds (with respect to any Permitted Disposition) or Cash Insurance Proceeds (with respect to any casualty) net of the sum of (a) the amount of such proceeds required to be applied to repay Indebtedness (other than the Loans) incurred or secured by a lien on any asset disposed of in connection with such Permitted Disposition; (b) brokerage commissions, legal fees, accounting fees, investment banking fees, trustee's fees, finder's fees and other similar fees and commissions, all of which amounts under this clause (b) shall be reasonable and customary; (c) taxes payable within one year in connection with or as a result of such transaction; (d) amounts held in escrow in connection with any such Permitted Disposition (prior to the release thereof); and (e) other reasonable and customary out-of-pocket costs incurred in connection therewith.

                  "1998 Financial Statements" shall mean the Consolidated Balance Sheet of American Ski and its Subsidiaries as of July 26, 1998 and the related Consolidated Statements of Operations, Cash Flows and Changes in Stockholders' Equity for the year then ended, and the notes to such financial statements, audited by Price Waterhouse Coopers LLP.

                  "Notes" shall mean the Term Loan Notes, the Revolving Credit Notes and the Swing Line Note.

                  "Notice of Revolving  Credit or Swing Line  Borrowing"  -- See
         Section 2.2(a) hereof.

                  "Oak  Hill"  shall mean Oak Hill  Capital  Partners,  L.P.,  a
         Delaware limited partnership, Oak Hill Securities Fund, L.P., a Delaware limited partnership, and their respective affiliates.

                  "Otten Shareholders" shall mean Leslie B. Otten, his spouse and children, and trusts established for his or any or all of their benefit, collectively.

                  "Otten Subordination Agreement" shall mean the Subordination Agreement of even date herewith in substantially the form of Exhibit Q hereto by and among American Ski, Leslie B. Otten and the Agent.

                  "Pension Plan" shall mean an employee benefit plan or other plan maintained for the employees of American Ski or any Subsidiary as described in Section 4021(a) of ERISA.

                  "Permitted Acquisitions" shall mean acquisitions by American Ski or any Restricted Subsidiary of all of the stock or all or substantially all of the assets of another domestic (or Canadian) Person (or all the assets of a division or line of business of such Person) engaged in any line of business substantially similar to any existing line of business of American Ski and its Restricted Subsidiaries, provided that the following terms and conditions are met:

                           (a) American Ski shall provide the Agent notice of each proposed acquisition at least 30 days in advance of the proposed closing date, such notice to include a reasonably detailed information package outlining the transaction and its pro forma impact on American Ski and its Restricted Subsidiaries and certification, with supporting financial statements, that:

                                    (i) no  Default  or Event of  Default  shall
                           exist at the time of or after giving effect to each such acquisition on a pro forma basis;

                                    (ii)   American   Ski  and  its   Restricted
                           Subsidiaries will comply with the financial covenants contained herein on a pro forma basis, based on combined adjusted trailing four-quarter operating performance, pro forma debt and pro forma debt service based on scheduled principal payments (including any acquisition loan) and pro forma interest on total debt at then prevailing borrowing rates. Any pro forma adjustments to historical EBITDA of the Person to be acquired shall be acceptable to the Lenders in their reasonable discretion, provided that contractual and adequately documented reductions in the former owner's compensation and/or rental expense that will be effective as of the acquisition date and/or other adjustments not disallowed by the Commission and certified by the Borrowers' independent auditors as reasonably likely to occur shall be deemed acceptable; and

                                    (iii) the Board of  Directors  of the Person
                           to be acquired has approved such acquisition.

                           (b) Management of the acquiring Borrower shall reasonably believe that, as a result of its ownership and management, the Person to be acquired will achieve positive four-quarter EBITDA not later than two years after the acquisition.

                           (c) The maximum  purchase  price  (exclusive  of that
                  portion of the purchase price that may be payable solely in common stock of American Ski) for any single proposed acquisition shall not exceed the greater of (i) $50,000,000 or
                  (ii) 50% of Consolidated EBITDA for the most recent fiscal year before giving effect to the proposed acquisition.

                           (d) The  terms  and  structure  of such  acquisitions
                  shall be reasonably acceptable to the Lenders and shall not subject the Agent or the Lenders to any regulatory approvals in connection with the exercise of any remedies under the Lender Agreements.

                           (e) The acquired Person shall be merged into a Restricted Subsidiary or the acquired assets shall be acquired by a Restricted Subsidiary, or if it is to be a Subsidiary of a Borrower, it shall become an obligor under the Lender Agreements on terms acceptable to the Agent and by executing and delivering to the Agent the joinder in the form attached hereto as Exhibit S.

                           (f) The  assets  or the  stock so  acquired  shall be
                  pledged to the Agent on a first perfected basis, subject only to prior liens and encumbrances associated with assumed debt otherwise permitted hereunder, on terms and conditions required by the Agent and consistent with the pledges of collateral provided to the Agent on the Closing Date, together with all related appraisals, environmental reviews, surveys, title insurance, certificates, instruments and opinions requested by the Agent and consistent with such reviews, surveys, certificates and opinions provided to the Agent on the Closing Date.

                  "Permitted   Capital    Expenditures"   shall   mean   Capital
         Expenditures of American Ski and its Restricted Subsidiaries permitted under Section 9.7 hereto.

                  "Permitted Dispositions" shall mean (a) sales or dispositions of assets of American Ski and its Restricted Subsidiaries for fair market value in an amount not in excess of $20,000,000 in the aggregate in any fiscal year, provided that (i) 75% of the proceeds of such sales or dispositions must be in cash, (ii) all non-cash proceeds of such sales or dispositions must be pledged, mortgaged or assigned to the

         Agent on terms acceptable to the Agent and (iii) all cash proceeds thereof must be, within one year following the date of such sales or dispositions, applied to permanently reduce the Maximum Revolving Credit Amount or to prepay the Term Loans, in accordance with their terms, or reinvested in Permitted Capital Expenditures or Permitted Acquisitions, (b) dispositions of Excess Real Property in accordance with the requirements of Section 2.21, and (c) sales of developed real estate units in the ordinary course of business.

                  "Permitted Liens" -- See Section 9.2 hereof.

                  "Permitted Non-Strategic Asset Sales" shall mean sales or other dispositions of assets of American Ski and its Restricted Subsidiaries, between January 25, 1999 and January 30, 2000, for gross proceeds not to exceed $30,000,000, which American Ski determines are not strategic to the skiing and other resort activities of American Ski and its Restricted Subsidiaries, with the specific assets so sold or disposed of to be approved by the Agent, such approval not to be unreasonably withheld.

                  "Person" shall mean an individual, corporation, partnership, joint venture, association, estate, joint stock company, trust, organization, business, or a government or agency or political subdivision thereof.

                  "Pricing Notice" shall mean (a) with respect to a Revolving Credit Advance which is requested to be a LIBOR Rate Loan, the applicable Notice of Revolving Credit or Swing Line Borrowing and (b) with respect to any portion of the Term Loans requested to be a LIBOR Rate Loan, a notice from American Ski to the Agent in substantially the form of Exhibit D hereto and meeting the requirements of Section 2.6(b) hereof.

                  "Pricing Schedule" shall mean the Pricing Schedule attached hereto as Schedule 2.

                  "Real Estate Capital Expenditures" shall mean Capital Expenditures paid or incurred by American Ski or any of its Restricted Subsidiaries for the purchase, development, marketing or sale of residential real estate or lodging operations.

                  "Real Estate Guaranties" shall mean Guaranties of American Ski and its Restricted Subsidiaries of Indebtedness of Unrestricted Subsidiaries. The amount of any Real Estate Guaranty shall be deemed to be the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty is made and (b) the maximum amount for which the obligor under such Guaranty may be liable pursuant to the terms of the instrument embodying such Guaranty, unless such primary obligation and the maximum amount for which such obligor may be liable is not stated or determinable, in which case the amount of such Guaranty shall be such obligor's maximum reasonably anticipated liability in respect thereof, as agreed upon between American Ski and the Agent.

                  "Refunded Swing Line Loans" -- See Section 2.20 hereof.

                  "Refunding Date" -- See Section 2.20 hereof.

                  "Reimbursement Obligations" shall mean (a) the Borrowers' obligations to reimburse the Issuing Bank on account of any drawing under any Letter of Credit and interest thereon as provided in Section 2.16(c) hereof and (b) any Borrower's obligation to reimburse any Revolving Credit Lender on account of any drawing under any Existing Letter of Credit.

                  "Reportable Event" shall mean an event reportable to the Pension Benefit Guaranty Corporation under Section 4043 of Title IV of ERISA.

                  "Reserve Requirement" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on the Banks against "Euro-currency Liabilities" as defined in said Regulation D.

                  "Restricted Subsidiaries" shall mean all Subsidiaries of American Ski, or other specified parent, other than Unrestricted Subsidiaries of American Ski or such other specified parent.

                  "Revolving Commitment Fee" -- see Section 2.9 hereof.

                  "Revolving Credit Advance" shall mean any loan or advance from any Lender to the Borrower pursuant to Section 2.1 hereof.

                  Revolving Credit Commitment Percentage" shall mean as to each Revolving Credit Lender, its percentage interest in the Maximum Revolving Credit Amount as set forth on Schedule 1 hereto.

                  "Revolving Credit Lenders" shall mean the Revolving Credit Lenders so identified on Schedule 1 hereto.

                  "Revolving Credit Notes" shall mean the Amended, Restated and Consolidated Revolving Credit Notes substantially in the form of Exhibit A-1 hereto executed by the Borrowers, jointly and severally, in favor of each Revolving Credit Lender to evidence the Revolving Credit Advances to be made by the Revolving Credit Lenders from time to time hereunder.

                  "Revolving Credit Termination Date" shall mean May 31, 2004.

                  "Security Agreements" shall mean:

                           (a) The Amended,  Restated and Consolidated  Security
                  Agreements of even date herewith from American Ski and each of its Restricted Subsidiaries to the Agent by which American Ski and each of its Restricted Subsidiaries has granted to the Agent, in order to secure the Lender Obligations, a security interest in substantially all of its assets, each in substantially the form of Exhibit E-1 hereto.

                           (b) The Amended,  Restated and Consolidated  Security
                  Agreements of even date herewith from the Guarantors to the Agent by which each of the Guarantors has granted to the Agent, in order to secure the Lender Obligations, a security interest in substantially all of its assets, each in substantially the form of Exhibit E-2 hereto.

                           (c) The Amended,  Restated and  Consolidated  Fee and
                  Leasehold Mortgage, Assignment of Leases and Rents, Financing Statement and Security Agreements of even date herewith (the "Mortgages") from each Borrower that owns any real property to the Agent to secure the Lender Obligations, each in substantially the form of Exhibit G hereto.

                           (d) The Amended, Restated and Consolidated Collateral
                  Assignments of Leases and Rents (the "Collateral Assignments of Leases") from each Borrower that leases any real property, with respect to all Leases, to the Agent to secure the Lender Obligations, each in substantially the form of Exhibit H hereto.

                           (e) The Amended, Restated and Consolidated Assignments in Trust (the "Assignments in Trust"), from certain Borrowers to the Agent to secure the Lender Obligations, each in the form of Exhibit J hereto.

                           (f) The Amended, Restated and Consolidated Assignment
                  of Trademarks of even date herewith (the "Trademark Security Agreements") from each Borrower to the Agent to secure the Lender Obligations, each in the form of Exhibit K hereto.

                           (g) The Amended, Restated and Consolidated Assignments of Licenses, Contracts and Permits of even date herewith (the "Assignments of Licenses") from each Borrower to the Agent to secure the Lender Obligations, each in the form of Exhibit L hereto.

                           (h) The  Amended,  Restated  and  Consolidated  Stock
                  Pledge Agreements (the "Stock Pledges") pledging to the Agent the collateral described therein (excluding stock of Unrestricted Subsidiaries) to secure the obligations described therein, each in the form of Exhibit M hereto.

                           (i) All other security agreements, pledge agreements,
                  mortgages, assignments and other instruments by which American Ski or any Restricted Subsidiary grants or pledges to the Agent a lien on, security interest in, or pledge or mortgage or assignment of any of its assets.

                  "Senior Subordinated Notes" shall mean the $120,000,000 Senior Subordinated Notes of American Ski, as successor to ASC East, Inc., due July 16, 2006, issued pursuant to the Senior Subordinated Notes Indenture.

                  "Senior Subordinated Notes Indenture" shall mean the Indenture of Trust dated as of June 28, 1996 by and between ASC East and U.S. Trust Company of New York, as Trustee, as amended by a First
         Supplemental Indenture dated as of November 12, 1997, a Second Supplemental Indenture dated September 4, 1998, a Third Supplemental Indenture dated August 6, 1999, and a Fourth Supplemental Indenture dated October 6, 1999.

                  "Series  A  Certificate   of   Designation"   shall  mean  the
         Certificate  of   Designation   governing  the  Series  A  Exchangeable
         Preferred Stock.

                  "Series A Exchangeable Preferred Stock" shall mean the 36,626 shares of 10.5% Repriced Convertible Exchangeable Preferred Stock issued by American Ski under the Cerberus Purchase Agreement.

                  "Series B Certificate of Designation" shall mean the Certificate of Designation of Preferences and Rights of the 8.50% Series B Convertible Participating Preferred Stock of American Skiing Company duly adopted by American Ski on August 5, 1999.

                  "Series   B   Gross   Proceeds"   shall   mean   $150,000,000,
         representing the gross proceeds received from the issuance of the Series B Preferred Stock.

                  "Series B Preferred Stock" shall mean the 150,000 shares of 8.50% Series B Convertible Participating Preferred Stock issued by American Ski under the Series B Preferred Stock Subscription Agreement.

                  "Series B Preferred Stock Agreements" shall mean the Series B Certificate of Designation, the Series B Preferred Stock Subscription Agreement, the Series B Preferred Stock Voting Agreement, and the Series B Preferred Stock Stockholders Agreement.

                  "Series B Preferred Stock Subscription Agreement" shall mean the Preferred Stock Subscription Agreement dated as of July 9, 1999 by and among American Ski and Oak Hill as purchaser of the Series B Preferred Stock, as amended by Amendment No. 1 dated as of August 6, 1999.

                  "Series B Preferred Stock Stockholders Agreement" shall mean the Stockholders Agreement dated as of August 6, 1999 by and among American Ski, the holders of the Series B Preferred Stock, Leslie B. Otten, and Oak Hill.

                  "Series B Preferred Stock Voting Agreement" shall mean the Voting Agreement dated as of August 6, 1999 by and among American Ski, Leslie B. Otten and Oak Hill, as purchaser of the Series B Preferred Stock.

                  "Solvent" or "Solvency" shall mean, as to any Person, that such Person (a) has assets having a fair value in excess of its liabilities, (b) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured and (c) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

                  "Steamboat Subsidiaries" shall mean Steamboat Ski & Resort Corporation, Steamboat Development Corporation and Orlando Resort Corporation.

                  "Subordinated Indebtedness" shall mean (a) the Senior Subordinated Notes, (b) the Indebtedness identified as Subordinated Indebtedness on Schedule 5.16 and (c) all other Indebtedness of American Ski or any Restricted Subsidiary which is subordinated to the Indebtedness of American Ski or such Restricted Subsidiary to the Agent and the Lenders on terms and conditions approved in writing by the Agent.

                  "Subsidiary" shall mean any Person of which American Ski or any Restricted Subsidiary or other specified parent shall now or hereafter at the time own, directly or indirectly through one or more Subsidiaries or otherwise, sufficient voting stock (or other beneficial interest) to entitle it to elect at least a majority of the board of directors or trustees or similar managing body.

                  "Swing Line Commitment" shall mean $9,000,000.

                  "Swing Line Lender" -- See Section 2.18 hereof.

                  "Swing Line Loans" -- See Section 2.18 hereof.

                  "Swing Line Note" shall mean the Amended, Restated and Consolidated Swing Line Note substantially in the form of Exhibit A-3 hereto executed by the Borrowers, jointly and severally, in favor of the Swing Line Lender to evidence the Swing Line Loans to be made by the Swing Line Lender from time to time hereunder.

                  "Swing Line Participation Amount" -- See Section 2.20 hereof.

                  "10 1/2% Repriced Convertible Exchangeable Preferred Stock" shall mean the "10 1/2% Repriced Convertible Exchangeable Preferred Stock" under and as defined in the Cerberus Amendment and Waiver Letter Agreement and the Series A Certificate of Designation.

                  "Term Loan Commitment Percentage" shall mean as to each Term Loan Lender, its percentage interest in the Term Loans as set forth on
         Schedule 1 hereto.

                  "Term Loan Lenders"  shall mean those Lenders so identified on
         Schedule 1 hereto.

                  "Term Loan Maturity Date" shall mean May 31, 2006.

                  "Term Loan Notes" shall mean the Amended, Restated and Consolidated Term Loan Notes substantially in the form of Exhibit A-2 hereto executed by the Borrowers, jointly and severally, in favor of each Term Loan Lender to evidence the Term Loans.

                  "Term Loans" shall mean the term loans made by the Term Loan Lenders to the Borrowers pursuant to Section 2.4 hereof.

                  "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction, as amended from time to time.

                  "Uniform Customs and Practice" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce publication No. 500.

                  "Unrestricted Subsidiaries" shall mean Killington West, Ltd., a California corporation, Mountain Water Company, a Vermont corporation, Grand Summit Resort Properties, Inc., a Maine corporation, American Skiing Company Resort Properties, Inc., a Maine corporation, The Canyons Resort Properties, Inc., a Maine corporation, Steamboat Resort Properties, Inc., a Maine corporation, Heavenly Properties, Inc., a Maine corporation, Sugarloaf Resort Properties, Inc., a Maine corporation, Killington Resort Properties, Inc., a Maine corporation,

         Mount Snow Resort Properties, Inc., a Maine corporation, Sugarbush Resort Properties, Inc., a Maine corporation, Sunday River Resort Properties, Inc., a Maine corporation, Attitash Resort Properties, Inc., a Maine corporation, S-K-I Insurance Company, a Vermont corporation, Club Sugarbush, a Vermont corporation, Uplands Water Company, a Vermont corporation, Orlando Resort Corporation, a Delaware corporation, Walton Pond Apartments, a Delaware Corporation, ASC Transportation, Inc., a New Hampshire corporation, ASC Leasing, Inc., a Maine corporation, Heavenly Resort Properties, LLC, a Nevada limited liability company, Blunder Bay Development Company, a Maine corporation, Grand Summit Resort Hotel Sales, Inc., a Maine corporation and such other Subsidiaries, other than a Borrower or a Guarantor, as may from time to time be designated by American Ski as an Unrestricted Subsidiary and as are reasonably acceptable to the Agent.

                  "Unused Revolving Credit Commitments" shall mean the Maximum Revolving Credit Amount in effect at such time less the sum of the Aggregate Outstanding Revolving Credit Extensions for each Revolving Credit Lender less the Letter of Credit Exposure and less the aggregate principal amount of Swing Line Loans then outstanding.

                  "Uplands Water" shall mean Uplands Water Company, Inc., a Vermont corporation.

                  "Wholly-Owned Subsidiary" shall mean any Person of which American Ski; any Restricted Subsidiary or other specified parent shall now or hereafter at the time own, directly or indirectly through one or more Subsidiaries or otherwise, one hundred percent (100%) of such Person's capital stock or other beneficial interest.

                  "Wolf Acquisition Agreement" shall mean the Purchase and Sale Agreement by and between Wolf Resorts and ASC Utah dated as of May 30, 1997.

                  "Wolf Resorts" shall mean Wolf Mountain Resorts, L.C., a Utah limited liability company.

     Section 1.2 Accounting Terms. All accounting terms used and not defined in this Agreement shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data required to be delivered hereunder shall be prepared in accordance with such principles.


                             ARTICLE 2. THE CREDITS

         Section 2.1    The Revolving Credit.
--------------------------------------------------------------------------------


                  (a Subject to the terms and conditions of this Agreement and so long as no Default exists, at any time prior to the Revolving Credit Termination Date, each Revolving Credit Lender, severally and not jointly, shall make such Revolving Credit Advances to the Borrowers as the Borrowers may from time to time request, by notice to the Agent in accordance with Section 2.2, in an aggregate amount (i) as to each Revolving Credit Lender, not to exceed at any time such Lender's Revolving Credit Commitment Percentage of the Available
Revolving Credit Amount and (ii) as to all Revolving Credit Lenders, not to exceed an amount equal to the Available Revolving Credit Amount. The outstanding principal amount of the Revolving Credit Advances, together with all accrued interest and other fees and charges related thereto, shall be repaid in full on the Revolving Credit Termination Date. On the Closing Date, the Borrowers, jointly and severally, shall execute and deliver to each Revolving Credit Lender a Revolving Credit Note to evidence the Revolving Credit Advances from time to time made by such Revolving Credit Lender to the Borrowers hereunder. The Revolving Credit Lenders having aggregate Revolving Credit Commitment Percentages in excess of 50% may from time to time in consultation with the Borrowers establish sublimits as to the amounts of Revolving Credit Advances that may be advanced for use by one or more Borrowers that do not operate ski resorts.

                  (b Subject to the foregoing limitations and the provisions of Section 4.2, the Borrowers shall have the right to make prepayments reducing the outstanding balance of Revolving Credit Advances and to request further Revolving Credit Advances, all in accordance with Section 2.2, without other restrictions hereunder; provided that each Revolving Credit Lender shall have the absolute right to refuse to make any Revolving Credit Advances for so long as there exists any Default or any other condition which would constitute a Default upon the making of such a Revolving Credit Advance; and provided further that during each fiscal year of the Borrowers, commencing with the fiscal year ending July 30, 2000, there shall be a period of 30 (thirty) consecutive days, including April 30 of each year, during which the sum of (i) the outstanding principal amount of all Revolving Credit Advances and (ii) the Letter of Credit Exposure shall not exceed $35,000,000.

                  (c Lenders hereunder who were "Lenders" under the 1997 Credit Agreements upon their termination shall be deemed to have made their Revolving Credit Commitment Percentage of the first Revolving Credit Advance hereunder upon execution and delivery hereof and shall receive in full payment of the principal amount of their "Revolving Credit Notes" issued under the 1997 Credit Agreements the difference, if any, between the outstanding principal amount of their "Revolving Credit Notes" issued under the 1997 Credit Agreements and their Commitment Percentages of the first Revolving Credit Advance hereunder as described on Schedule 2.1 hereto.

     Section 2.2       Making of Revolving Credit Advances

                  (a Each Revolving Credit Advance shall be made on notice given by the Borrowers, or by American Ski, as agent for the Borrowers, to the Agent not later than 12:00 noon (Boston time) on the date of the proposed borrowing (a "Notice of Revolving Credit or Swing Line Borrowing"); provided, however, that if the Borrowers elect a LIBOR Pricing Option with respect to any Revolving Credit Advance in accordance with Section 2.6 hereof, such Notice of Revolving Credit or Swing Line Borrowing shall be given by American Ski, as agent for the Borrowers, contemporaneously with a Pricing Notice in the manner and within the time specified in Section 2.6. The Agent shall give the Revolving Credit Lenders notice of each Notice of Revolving Credit or Swing Line Borrowing in accordance with the Agent's customary practice. Each such Notice of Revolving Credit or Swing Line Borrowing shall be by telephone or telecopy, in each case confirmed immediately in writing by American Ski, as agent for the Borrowers, in substantially the form of Exhibit B hereto, specifying therein (i) the requested date of such Revolving Credit Advance and (ii) the amount of such Revolving Credit Advance, which must be a minimum of $100,000 and integral multiples thereof; provided, however, that the Swing Line Lender may request, on behalf of the Borrowers, Revolving Credit Advances that are Base Rate Loans in other amounts pursuant to Section 2.20(a). The Borrowers agree, jointly and severally, to indemnify and hold the Revolving Credit Lenders harmless for any action, including the making of any Revolving Credit Advances hereunder, or loss or expense, taken or incurred by the Agent or the Revolving Credit Lenders in good faith reliance upon such telephone request. At the time of the initial request for a Revolving Credit Advance made under this Section 2.2, the Borrowers shall have provided the Agent with a Compliance Certificate. The Borrowers hereby agree (A) that the Revolving Credit Lenders shall be entitled to rely upon the Compliance Certificate most recently delivered to the Agent until it is superseded by a more recent Compliance Certificate and (B) that each request for a Revolving Credit Advance, whether by telephone or in writing or otherwise, shall constitute a confirmation of the representations and warranties contained in the most recent Compliance Certificate then in the Agent's possession.

                  (b Subject to the terms and conditions of this Agreement, each Revolving Credit Lender shall make available on or before 2:00 p.m. (Boston time) on the date of each proposed Revolving Credit Advance, to the Agent at the Agent's address and in immediately available funds, such Lender's Revolving Credit Commitment Percentage of such Revolving Credit Advance. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 3, the Agent will credit such funds to the Borrowers' accounts, as directed by American Ski, on the date of the proposed Revolving Credit Advance.

                  (c Unless the Agent shall have received notice from a Revolving Credit Lender prior to the date of any Revolving Credit Advance that such Revolving Credit Lender will not make available to the Agent such Lender's Revolving Credit Commitment Percentage of such Revolving Credit Advance, the Agent may assume that such Revolving Credit Lender has made such amount available to the Agent on the date of such Revolving Credit Advance in accordance with and as provided in this Section 2.2 and the Agent may, in reliance upon such assumption, make available on such date a corresponding amount to the Borrowers. If and to the extent such Revolving Credit Lender shall not have so made its Revolving Credit Commitment Percentage of such Revolving Credit Advance available to the Agent and the Agent shall have made available such corresponding amount to the Borrowers, such Revolving Credit Lender agrees to pay to the Agent forthwith on demand, and the Borrowers agree, jointly and severally, to repay to the Agent within two Business Days after demand (but only after demand for payment has first been made to such Revolving Credit Lender and such Revolving Credit Lender has failed to make such payment), an amount equal to such corresponding amount together with interest thereon for each day from the date the Agent shall make such amount available to the Borrowers until the date such amount is paid or repaid to the Agent, at an interest rate equal to the interest rate applicable at the time to such Revolving Credit Advances. If such Revolving Credit Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Revolving Credit Lender's Revolving Credit Advance for purposes of this Agreement. If the Borrowers make a repayment required by the foregoing provisions of this Section 2.2(c) and thereafter the applicable Revolving Credit Lender or Revolving Credit Lenders make the payments to the Agent required by this Section 2.2(c), the Agent shall promptly refund the amount of the Borrowers' payment.

                  (d The failure of any Revolving Credit Lender to make the Revolving Credit Advance to be made by it on any date shall not relieve any other Revolving Credit Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on such date, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to make the Revolving Credit Advance to be made by such other Revolving Credit Lender.

     Section 2.3 Interest on Revolving Credit Advances.  Subject to the terms of
Section 2.6 relating to LIBOR Pricing Options, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Revolving Credit Advances from time to time outstanding at a per annum rate equal to the Applicable Base Rate for Revolving Credit Advances. Interest on the Revolving Credit Advances shall be payable quarterly in arrears on the first day of the month following the end of each fiscal quarter, commencing November 1, 1999, and continuing until all of the Indebtedness of the Borrowers to the Revolving Credit Lenders under the Revolving Credit Notes shall have been paid in full.

     Section 2.4 The Term Loans. Subject to the terms and conditions of this Agreement, on the date hereof, the Term Loan Lenders, severally and not jointly, shall make term loans (the "Term Loans") to the Borrowers in an amount equal to each Term Loan Lender's Term Loan Commitment Percentage of $65,000,000 as set forth on Schedule 1 hereto and the Borrowers shall execute and deliver to each Term Loan Lender a Term Loan Note to evidence the Term Loan made by such Term Loan Lender to the Borrowers hereunder. Lenders hereunder who were "Lenders" under the 1997 Credit Agreements upon their termination shall be deemed to have made their Term Loans hereunder upon execution and delivery hereof and shall receive in full payment of the principal of their "Term Loan Notes" issued under the 1997 Credit Agreements the difference, if any, between the outstanding principal amount of the "Term Loans" under the 1997 Credit Agreements and the principal amount of their Term Loans hereunder as described on Schedule 2.1 hereto.

     Section 2.5 Interest on the Term Loans. Subject to the terms of Section 2.6 relating to LIBOR Pricing Options, the Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Term Loans at a per annum rate equal to the Applicable Base Rate for the Term Loans. Interest on the Term Loans shall be payable quarterly in arrears on the first day of the month following the end of each fiscal quarter, commencing November 1, 1999, and continuing until all of the Indebtedness of the Borrowers to the Term Loan Lenders under the Term Loans shall have been paid in full.

         Section 2.6  Election  of LIBOR  Pricing  Options.

                  (a Subject to all the terms and conditions hereof and so long as no Default exists, American Ski, as agent for the Borrowers, may, by delivering a Pricing Notice to the Agent received at or before 10:00 a.m., Boston time, on the date two Business Days prior to the commencement of the Interest Period selected in such Pricing Notice, elect to have all or a portion of the Term Loans or the outstanding Revolving Credit Advances, as American Ski, as agent for the Borrowers, may specify in such Pricing Notice, accrue and bear daily interest during the Interest Period so selected at a per annum rate equal to the Applicable LIBOR Rate for such Interest Period; provided, however, that any such election made with respect to the Term Loans or the Revolving Credit Advances shall be in an amount not less than $5,000,000 and in increments of $1,000,000; and provided further that no such election will be made if it would result in there being more than ten (10) LIBOR Pricing Options in the aggregate outstanding at any one time under this Agreement. Interest on Loans bearing interest at the Applicable LIBOR Rate shall be payable quarterly in arrears on the first day of the month following the end of each fiscal quarter and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

                  (b Each Pricing Notice shall be substantially in the form of Exhibit D attached hereto and shall specify: (i) the selection of a LIBOR Pricing Option; (ii) the effective date and amount of the Term Loan or the Revolving Credit Advances subject to such LIBOR Pricing Option, subject to the limitations set forth herein; and (iii) the duration of the applicable Interest Period. Each Pricing Notice shall be irrevocable.

                  (c The Agent will promptly inform each Lender of a Pricing Notice and the Interest Period specified by the Borrowers therein. Upon determination by the Agent of the Applicable LIBOR Rate for any Interest Period selected by the Borrowers, the Agent will promptly inform the Borrowers and each Lender of such Applicable LIBOR Rate so determined or, if applicable, the reason why the Borrowers' election will not become effective.

     Section 2.7 Additional Payments. Upon the occurrence and during the continuance of any Event of Default, the Borrowers shall, jointly and severally, on demand, pay to the Agent, for the account of the Lenders, interest on the unpaid principal balance of the Term Loans, the Revolving Credit Advances and the Swing Line Loans and, to the extent permitted by law, on any overdue installments of interest, at a rate per annum equal to the stated interest rates applicable thereto plus 2% per annum.

     Section 2.8 Computation of Interest, Etc. Interest hereunder and under the Loans shall be computed on the basis of a 360-day year for the number of days actually elapsed. Any increase or decrease in the interest rate on the Loans resulting from a change in the Base Rate shall be effective immediately from the date of such change. No interest payment or interest rate charged hereunder shall exceed the maximum rate authorized from time to time by applicable law. The outstanding balance of the Term Notes, the Revolving Credit Notes and the Swing Line Note as reflected on the Agent's records from time to time shall be considered correct and binding on the Borrowers and the Lenders (absent manifest error) unless within thirty (30) days after receipt of any written notice by the Agent or any Lender of such outstanding amount, the Borrowers or a Lender notifies the Agent to the contrary.

     Section 2.9       Fees.

                  (a The Borrowers, jointly and severally, shall pay to the Agent, for the account of each Revolving Credit Lender, a commitment fee (the "Revolving Commitment Fee") on such Revolving Credit Lender's Available Revolving Credit Commitment from time to time in effect from the date hereof to and including the Revolving Credit Termination Date computed at the applicable rate set forth on the Pricing Schedule. The Revolving Commitment Fee shall be payable quarterly in arrears on the first day of the month following the end of each fiscal quarter, commencing November 1, 1999, for the period from the date hereof through such date.

                  (b The Borrowers, jointly and severally, shall pay to the Agent, for the Agent's own account, such fees as are provided in a letter agreement dated October 12, 1999 between American Ski and the Agent (as such letter agreement may from time to time be amended or supplemented, the "Fee Letter").

     Section 2.10 Set-Off. To the extent not prohibited by applicable law, the Borrowers, jointly and severally, hereby authorize the Agent and each Lender, without prior notice to the Borrowers, if and to the extent payment is not promptly made when due pursuant to the Term Loan Notes, the Revolving Credit Notes or the Swing Line Note or pursuant to any provision hereof or of any other Lender Agreement, to charge against any account of any Borrower with the Agent or such Lender, an amount equal to the accrued interest and principal and other amounts from time to time then due and payable to the Agent and the Lenders hereunder and under all other Lender Agreements, provided that the Agent shall notify the Borrowers of any such set-off promptly thereafter.

     Section 2.11 Sharing of Payments. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it in excess of its ratable share (according to the then outstanding principal amount of the Loans) of payments on account of the Loans obtained by all the Lenders, such Lender shall purchase from the other Lenders such participations in the Loans held by such other Lenders as shall cause such purchasing Lender to share such payment ratably according to the then outstanding principal amount of the Loans with each of such other Lenders; provided, however, that if all or any portion of such payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The Borrowers agree that any Lender so purchasing a participation in the Loans from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     Section 2.12 Reduction of Commitment by the Borrowers. The Borrowers at their option may, at any time and from time to time, (a) irrevocably reduce in part (in a minimum amount of $5,000,000 and in integral multiples of $1,000,000) the unused portion of the Available Revolving Credit Amount or (b) terminate the entire unused portion of the Available Revolving Credit Amount, in each case on not less than seven (7) Business Days' prior written notice to the Agent. No such reduction may be reinstated by the Borrowers.

         Section 2.13   Increased Costs, Etc.

                  (a  Anything  herein to the contrary  notwithstanding,  if any changes in present or future applicable law (which term "applicable law," as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority, whether or not having the force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, shall (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement or the payment to such Lender of any amounts due to it hereunder, or (ii) materially change the basis of taxation of payments to such Lender of the principal of or the interest on the Loans or any other amounts payable to such Lender hereunder, or (iii) impose or increase or render applicable any special or supplemental deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of such Lender in respect of the transactions contemplated herein, or (iv) impose on such Lender any other condition or requirement with respect to this Agreement, the Term Loans, any Revolving Credit Advance or any Swing Line Loan, and the result of any of the foregoing is (A) to increase the cost to such Lender of making, funding or maintaining all or any part of the Loans or its commitment hereunder, or (B) to reduce the amount of principal, interest or other amount payable to such Lender hereunder, or (C) to require such Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from the Borrowers hereunder, then, and in each such case not otherwise provided for hereunder, the Borrowers, jointly and severally, will upon demand made by such Lender promptly following such Lender's receipt of notice pertaining to such matters accompanied by calculations thereof in reasonable detail, pay to such Lender such additional amounts as will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum; provided that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregone interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of any Lender. In determining the additional amounts payable hereunder, the Lenders may use any reasonable method of averaging, allocating or attributing such additional costs, reductions, payments, foregone interest or other sums among their respective customers.

                  (b Anything herein to the contrary notwithstanding, if, after the date hereof, any Lender shall have determined that any present or future applicable law, rule, regulation, guideline, directive or request (whether or not having force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, regarding capital requirements for banks or bank holding companies generally, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing, either imposes a requirement upon such Lender to allocate additional capital resources or increases such Lender's requirement to allocate capital resources or such Lender's commitment to make, or to such Lender's maintenance of, the Term Loans, the Revolving Credit Advances or Swing Line Loans hereunder, which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such applicability, change, interpretation, administration or compliance, by any amount deemed by such Lender to be material, such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrower accompanied by an opinion of counsel to such Lender with respect to such matters, the cost of which opinion shall be paid by the Borrowers. The Borrowers and such Lender shall thereafter attempt to negotiate in good faith an adjustment to the compensation payable hereunder which will adequately compensate such Lender for such reduction. If the Borrowers and such Lender are unable to agree on such adjustment within thirty
(30) days of the date on which the Borrowers receive such notice, then commencing on the date of such notice (but not earlier than the effective date of any such applicability, change, interpretation, administration or compliance), the fees payable hereunder shall increase by an amount which will, in such Lender's reasonable determination, evidenced by calculations in reasonable detail furnished to the Borrowers, compensate such Lender for such reduction, such Lender's determination of such amount to be conclusive and binding upon the Borrowers, absent manifest error. In determining such amount, such Lender may use any reasonable methods of averaging, allocating or attributing such reduction among its customers.

         Section 2.14      Changed Circumstances.  In the event that:

                  (a) on any date on which the Applicable LIBOR Rate would otherwise be set the Agent shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the LIBOR Rate, as applicable; or

                  (b) at any time the Agent shall have determined in good faith (which determination shall be final and conclusive) that

                           (i) the implementation of the LIBOR Pricing Option has been made impracticable or unlawful by (A) the occurrence of a contingency that materially and adversely affects the London interbank market or (B) compliance by any Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law); or

                           (ii) the LIBOR Rate shall no longer represent the effective cost to the Lenders for U.S. dollar deposits in the London interbank market, as applicable for deposits in which they regularly participate;

then, and in such event, the Agent shall so notify the Borrowers thereof. Until the Agent notifies the Borrowers that the circumstances giving rise to such notice no longer apply, the obligation of the Lenders and the Agent to allow election by the Borrowers of a LIBOR Pricing Option shall be suspended. If at the time the Agent so notifies the Borrowers, the Borrowers have previously given the Agent a Pricing Notice with respect to a LIBOR Pricing Option, but the LIBOR Pricing Option requested therein has not yet gone into effect, such Pricing Notice shall automatically be deemed to be withdrawn and be of no force or effect. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the LIBOR Pricing Option with respect to all LIBOR Rate Loans shall be terminated.

         In the event that the LIBOR Pricing Option is suspended in accordance with the foregoing provisions for more than sixty (60) days, the Borrowers may request that the Lenders propose an index, and the spread above such index, for determining interest on the Loans as an alternative to the LIBOR Rate, which shall be an index in common usage by United States commercial banks and which shall adequately reflect the cost of funds to the Lenders. The determination of whether there is an appropriate index meeting the foregoing requirements, and the determination of the spread above such index, shall be made by agreement of all of the Lenders in their sole discretion. In the event the Borrowers and the Lenders agree on such alternative index, appropriate amendments shall be made to this Agreement to reflect such agreement and any particular requirements relating to such alternative index.

     Section 2.15 Use of Proceeds. The Term Loans and the initial Revolving Credit Advance hereunder shall reflect the term loans and revolving credit advances, respectively, under the 1997 Credit Agreements on the date hereof as reduced in the case of the Term Loans, as provided in Section 2.4 hereof. The proceeds of all future Revolving Credit Advances and of the Swing Line Loans shall be used by the Borrowers for (a) Permitted Capital Expenditures, (b) on-going working capital requirements relating to the Borrowers' operations and
(c) general corporate purposes provided for by this Agreement. The Borrowers will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

         Section 2.16      Letters of Credit.

                  (a) Subject to the terms and conditions hereof, including satisfaction of the conditions set forth in Sections 3.1 and 3.2 hereof, and provided no Default has occurred and that the Issuing Bank is then generally issuing letters of credit for its banking customers, the Issuing Bank shall at any time prior to the Revolving Credit Termination Date, upon the request of the Borrowers pursuant to paragraph (b) below, issue Letters of Credit for the account of the Borrowers, provided that the aggregate face amount of all outstanding Letters of Credit shall not at any time exceed $10,000,000. As of the date hereof, the Issuing Bank has issued the letters of credit for the account of the Borrowers described on Schedule 2.16, which from and after the date hereof shall be deemed to be Letters of Credit issued hereunder, and the face amount thereof from time to time shall count against the limit set forth above.

                  (b) The Borrowers may request that the Issuing Bank issue a Letter of Credit by written notice (the "Letter of Credit Notice") given by the Borrowers to the Issuing Bank not less than five (5) Business Days prior to the proposed date of issuance of such Letter of Credit. The Letter of Credit Notice shall (i) specify the proposed date of issuance, the beneficiary, amount and the purpose of such Letter of Credit and (ii) be accompanied by a letter of credit application furnished by the Issuing Bank.

                  (c) The Borrowers hereby agree, jointly and severally, to pay to the Issuing Bank on the date on which the Issuing Bank shall be required to pay any draft presented under any Letter of Credit, a sum equal to: (i) the amount so paid under such Letter of Credit, plus (ii) interest on any amount remaining unpaid by the Borrowers to the Issuing Bank under clause (i) from and including the date on which such amount becomes payable pursuant to clause (i) until payment in full, payable on demand, at a per annum rate of interest equal to the rate applicable to the Revolving Credit Advances which are Base Rate Loans under Section 2.7. If the Borrowers shall fail to pay to the Issuing Bank the Reimbursement Obligation on the date on which the Issuing Bank shall be required to pay any draft presented under any Letter of Credit, the Issuing Bank shall, to the extent the Borrowers have availability to request a Revolving Credit Advance, consider such failure to be a request for a Revolving Credit Advance or, with the Agent's consent, a Swing Line Loan, in the amount of the unpaid Reimbursement Obligation (which request shall be deemed a confirmation that the conditions set forth in Section 3.2 have been satisfied), and the Issuing Bank shall apply the proceeds of such Revolving Credit Advance, or the Agent shall apply the proceeds of such Swing Line Loan, to reimburse the Issuing Bank for the Reimbursement Obligation.

                  (d) The Borrowers shall, jointly and severally, quarterly in arrears on the last day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, pay (i) a fee (in each case, a "Letter of Credit Fee") to the Issuing Bank for the account of the Revolving Credit Lenders in respect of each Letter of Credit issued at the request of the Borrowers equal to the LIBOR Rate Margin for Revolving Credit Advances in effect at such time, multiplied by the face amount of each Letter of Credit and (ii) a fronting fee to the Issuing Bank for its account equal to 1/4% per annum multiplied by the face amount of each Letter of Credit. The Issuing Bank shall, in turn, remit to each Revolving Credit Lender its pro rata portion of such Letter of Credit Fee. In addition, the Borrowers shall, jointly and severally, pay to the Issuing Bank, for its own account, on the date of issuance, or any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Issuing Bank, the Issuing Bank's standard issuance, processing, negotiation, amendment and administrative fees, determined in accordance with customary fees and charges for similar facilities.

                  (e) Each payment by the Borrowers hereunder shall be made to the Issuing Bank at the Issuing Bank's head office in Boston, Massachusetts in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrowers under this Section 2.16 at any time from the date such amounts become due and payable (whether as stated in this Section 2.16, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Issuing Bank on demand at the rate specified in Section 2.7 for the overdue principal on Revolving Credit Advances which are Base Rate Loans.

                  (f) The obligations of the Borrowers with respect to the Letters of Credit shall be joint and several, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of the Letters of Credit;

                           (ii) any amendment or waiver of or any consent to or actual departure from this Agreement;

                           (iii) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons or entities for which any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person or entity, whether in connection with this Agreement, the transactions contemplated herein or in any other agreements or any unrelated transaction;

                           (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (v) payment by the Issuing Bank under a Letter of Credit against presentation by the beneficiary thereof of a draft or certificate which does not comply with the terms of such Letter of Credit; or

                           (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (g) The Uniform Customs and Practice shall be binding on the Borrowers, the Revolving Credit Lenders and the Issuing Bank. The Borrowers assume all risks of the acts or omissions of the beneficiary of each Letter of Credit with respect to such Letter of Credit. In furtherance of, and not in limitation of the Issuing Bank's rights and powers under the Uniform Customs and Practice, but subject to all other provisions of this paragraph (g), it is understood and agreed that the Issuing Bank shall not have any liability for, and that the Borrowers assume all responsibility for: (i) the genuineness of any signature; (ii) the form, correctness, validity, sufficiency, genuineness, falsification and legal effect of any draft, certification or other document required by a Letter of Credit or the authority of the Person signing the same;
(iii) the failure of any instrument to bear any reference or adequate reference to a Letter of Credit or the failure of any Persons to note the amount of any instrument on the reverse of a Letter of Credit or to surrender a Letter of Credit or otherwise to comply with the terms and condition of a Letter of Credit; (iv) the good faith or acts of any Person other than the Issuing Bank and its agents and employees; (v) the existence, form or sufficiency or breach or default under any agreement or instrument of any nature whatsoever; (vi) any delay in giving or failure to give any notice, demand or protest; and (vii) any error, omission, delay in or nondelivery of any notice or other communication, however sent. The determination as to whether the required documents are presented prior to the expiration of a Letter of Credit and whether such other documents are in proper and sufficient form for compliance with a Letter of Credit shall be made by the Issuing Bank in its sole discretion, which determination shall be conclusive and binding upon the Borrowers absent manifest error. It is agreed that the Issuing Bank may honor, as complying with the terms of a Letter of Credit and this Agreement, any documents otherwise in order and signed or issued by the beneficiary thereof. Any action, inaction or omission on the part of the Issuing Bank under or in connection with the Letters of Credit or any related instruments or documents, if in good faith and in conformity with such laws, regulations or commercial or banking customs as the Issuing Bank may reasonably deem to be applicable, shall be binding upon the Borrowers, shall not place the Issuing Bank under any liability to the Borrowers, and shall not affect, impair or prevent the vesting of any of the Issuing Bank's rights or powers hereunder or the Borrowers' obligation to make full reimbursement of amounts drawn under the Letters of Credit.

                  (h) If the Borrowers, either in writing or orally, request or consent to any modification or extension of a Letter of Credit or waive failure of any draft, certificate or other documents to comply with the terms of a Letter of Credit, the Issuing Bank shall be entitled to rely and shall be deemed to have relied on such request, consent or waiver with respect to any action taken or omitted by the Issuing Bank pursuant to any such request, consent or waiver, and such extension, modification or waiver shall be binding upon the Borrowers.

                  (i) Each Revolving Credit Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Revolving Credit Commitment Percentage, to reimburse the Issuing Bank on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to paragraph (c) above (such agreement for a Revolving Credit Lender being called herein the "Letter of Credit Participation" of such Revolving Credit Lender).

                  (j) If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fail to reimburse the Issuing Bank as provided in paragraph (c) above on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Revolving Credit Lenders of the amount of any such unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Revolving Credit Lender shall make available to the Issuing Bank, at its head office located in Boston, Massachusetts, in immediately available funds, such Lender's Revolving Credit Commitment Percentage of such unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (ii) the amount equal to such Lender's Revolving Credit Commitment Percentage of such unpaid Reimbursement Obligation, times
(iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Revolving Credit Commitment Percentage of such unpaid Reimbursement Obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360.

                  (k) Neither the Issuing Bank nor any Revolving Credit Lender nor any of their officers, directors or employees shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Issuing Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to a Letter of Credit; or (iv) any other circumstances whatsoever in making or failure to make payment under a Letter of Credit; provided, that, notwithstanding anything in this Section 2.16 to the contrary, the Borrowers shall have a claim against the Revolving Credit Lenders, and the Revolving Credit Lenders shall be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrowers which were caused by the Issuing Bank's failure to conform to the standards of the Uniform Customs and Practice. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section 2.17      Collection of Accounts.

                  (a) American Ski and the other Borrowers shall establish and maintain, at their expense, deposit account arrangements with the Agent and the other banks set forth on Schedule 2.17 hereto and after prior written notice to the Agent, such other banks as any Borrower may hereafter select that are acceptable to the Agent. The banks set forth on Schedule 2.17 constitute all of the banks with whom American Ski, any other Borrower and any Restricted Subsidiary has deposit account arrangements as of the date hereof and identifies each of the deposit accounts at such banks to an operating location of each Borrower or otherwise describes the nature of the use of such deposit account by each Borrower.

                  (b) Each Borrower shall deposit all proceeds (other than amounts of cash, not to exceed $100,000 for any location operated by such Borrower, for opening cash at such location consistent with past practices so long as no Default exists or has occurred) from sales of goods or services in every form, including, without limitation, cash, checks, credit or debit card sales drafts, credit or debit card sales or charge slips or receipts and other forms of daily receipts, from each location of each Borrower on each Business Day into the concentration accounts of the Borrowers identified to each Borrower location as set forth on Schedule 2.17.

                  (c) For purposes of calculating interest on the Lender Obligations, the payments or other funds received pursuant to paragraph (b) above after 2:00 p.m. (Boston time) on any day will be applied (conditional upon final collection) to the Lender Obligations one (1) Business Day following the date of receipt of immediately available funds by the Agent from the concentration accounts identified on Schedule 2.17. For purposes of calculating the amount of the Revolving Credit Advances or Swing Line Loans available to the Borrowers, such payments will be applied (conditional upon final collection) to the Lender Obligations on the Business Day of receipt by the Agent in the concentration accounts identified on Schedule 2.17, if such payments are received within sufficient time (in accordance with the Agent's usual and customary practices as in effect from time to time) to credit Borrowers' loan account on such day, and if not, then on the next Business Day. All such payments shall be applied by the Agent first to any outstanding Swing Line Loans and second, at the Agent's election and in accordance with the provisions of
Section 4.2(a), to any outstanding Revolving Credit Advances which are Base Rate Loans, and any amounts not so applied shall be retained in the concentration accounts until they can be so applied.

     Section 2.18 Swing Line Commitment. Subject to the terms and conditions hereof, BankBoston, N.A. (in such capacity, the "Swing Line Lender") agrees to make a portion of the credit otherwise available to the Borrowers hereunder, from time to time prior to the Revolving Credit Termination Date, by making swing line loans ("Swing Line Loans") to the Borrowers, jointly and severally, in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; provided that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Loans hereunder, may exceed the Swing Line Commitment then in effect) and (b) the Borrowers shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Amount would be less than $0. Prior to the Revolving Credit Termination Date, the Borrowers may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans or Money Market Loans only. The Borrowers may use the proceeds of Revolving Credit Advances from time to time to repay any outstanding Swing Line Loans. The Borrowers, jointly and severally, shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date. On the Closing Date, the Borrowers shall deliver to the Swing Line Lender a Swing Line Note to evidence the Swing Line Loans from time to time made by the Swing Line Lender to the Borrowers hereunder.

     Section 2.19 Procedure for Swing Line Borrowing; Interest on Swing Line Loans. Whenever the Borrowers desire that the Swing Line Lender make Swing Line Loans under Section 2.18, American Ski shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing by delivery of a Notice of Revolving Credit or Swing Line Borrowing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., Boston time, on the proposed borrowing date), specifying (a) the amount to be borrowed, (b) whether such Swing Line Loan is requested to be a Money Market Loan or a Base
Rate Loan and (c) the requested borrowing date (which shall be a Business Day prior to the Revolving Credit Termination Date); and not later than 3:00 P.M., Boston time, on the borrowing date specified in the notice in respect of Swing Line Loans, the Swing Line Lender shall make the proceeds of such Swing Line Loan available to American Ski, as agent for the Borrowers on such borrowing date in accordance with the instructions of ASC East; provided, however, that the provisions of the cash management arrangements between the Borrowers and the Swing Line Lender, including any provisions relating to automatic Swing Line Loans to fund daily disbursements under a Borrower's controlled disbursement account shall supersede the foregoing requirements. The Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Swing Line Loans from time to time outstanding at a per annum rate equal to the Applicable Base Rate or the Money Market Rate as agreed to by the Swing Line Lender and the Borrower at the time of making the Swing Line Loan. Interest on the Swing Line Loans shall be payable quarterly in arrears on the first day of the month following the end of each fiscal quarter, commencing November 1, 1999 and continuing until all of the Indebtedness of the Borrowers to the Swing Line Lender hereunder shall have been paid in full.

         Section 2.20      Refunded Swing Line Loans; Swing Line Loan
                           Participations.

                  (a) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, and in any event not less than once each week shall, on behalf of the Borrowers (which hereby irrevocably direct the Swing Line Lender to act on their behalf) on one Business Day's notice given by the Swing Line Lender no later than 12:00 noon, Boston time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Advance in an amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to repay the Swing Line Lender. Unless any of the events described in Section 10(f) shall have occurred and be continuing (in which case the procedures of Section 2.20(c) shall apply), each Revolving Credit Lender shall make the amount of such Revolving Credit Advance available to the Agent at its office set forth in Section 14.1 in immediately available funds, not later than 10:00 A.M., Boston time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Advances shall be immediately applied by the Swing Line Lender to repay the Refunded Swing Line Loans. Effective on the day such Revolving Credit Advances are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Revolving Credit Advances and owed to the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. The Borrowers irrevocably authorize the Swing Line Lender to charge the Borrowers' accounts with the Agent (up to the amount available in each such account) to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

                  (b) The making of any Swing Line Loan hereunder shall be subject to the satisfaction of the applicable conditions precedent thereto set forth in Section 3.1, in the case of any Swing Line Loan to be made on the Closing Date, and Section 3.2, in the case of all other Swing Line Loans (unless otherwise waived in accordance with Section 11.1). The Swing Line Lender shall notify American Ski of its election not to make Swing Line Loans hereunder as a result of the failure to satisfy such conditions precedent, unless an Event of Default of the type specified in Section 10.1(f) shall have occurred and be continuing.

                  (c) If prior to the time a Revolving Credit Advance would have otherwise been made pursuant to Section 2.20(a) one of the events described in
Section 10(f) shall have occurred and be continuing, each Revolving Credit Lender shall, on the date such Revolving Credit Advance was to have been made pursuant to the notice referred to in Section 2.20(a) (the "Refunding Date"), purchase an undivided participating interest in an amount equal to (i) its Commitment Percentage times (ii) the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Advances (the "Swing Line Participation Amount"). On the Refunding Date, each

Revolving Credit Lender shall transfer to the Swing Line Lender, in immediately available funds, such Revolving Credit Lender's Swing Line Participation Amount and upon receipt thereof the Swing Line Lender shall deliver to such Revolving Credit Lender a certificate evidencing such Swingline Participation Amount dated the date of the Swing Line Lender's receipt of such funds and in such Swing Line Participation Amount.

                  (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Revolving Credit Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Revolving Credit Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Credit Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

                  (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.20(a) and to a purchase participating interest pursuant to Section 2.20(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrowers may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrowers; (iv) any breach of this Agreement or any other Lender Agreement by the Borrowers or any other Lender; or (v) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing.

     Section 2.21 Release of Certain Liens. (a) Notwithstanding anything herein to the contrary, the parties hereto acknowledge that the Borrowers shall have the right to transfer to any Unrestricted Subsidiary parcels of Excess Real Property, in each case so long as there exists no Default. Upon the transfer of any such Excess Real Property on request of American Ski, at any time so long as there exists no Default, the Agent shall release any parcel of Excess Real Property from the Lien of the Mortgage and Security Agreements to which such parcel of Excess Real Property is subject, provided that such release shall only be granted if the following conditions have been met or satisfied:

                           (i) The Borrowers shall reimburse the Agent for any costs and expenses it incurs arising from the transfer of the parcel of Excess Real Property and any release of such parcel of Excess Real

         Property from the Lien of the Mortgage (including, without limitation, reasonable attorneys' fees and expenses);

                           (ii)  No Default exists hereunder;

                           (iii) Each applicable municipal authority exercising jurisdiction over the parcel of Excess Real Property has approved a lot split ordinance or other applicable action under local law dividing the parcel of Excess Real Property from the remainder of the Mortgaged Property and assigning separate tax identification numbers to each;

                           (iv) No part of the remaining Mortgaged Property shall be part of a tax lot affecting any portion of the parcel of Excess Real Property;

                           (v) All requirements under all laws, statutes,  rules
         and regulations (including, without limitation, all zoning and subdivision laws, setback requirements, sideline requirements, parking ratio requirements, use requirements and building and fire code requirements) applicable to the Mortgaged Property necessary to accomplish the lot split shall have been fulfilled;

                           (vi) As a result of the lot split, the remaining Mortgaged Property will not be in violation of any applicable law, statute, rule or regulation (including, without limitation, all zoning and subdivision laws, setback requirements, sideline requirements, parking ratio requirements, use requirements and building and fire code requirements) and all necessary variances, if any, shall have been obtained;

                           (vii) Appropriate reciprocal easement agreements for the benefit and burden of the remaining Mortgaged Property and the parcel of Excess Real Property regarding the use of common facilities of such parcels, including, but not limited to, open areas, ski lifts, ski trails, roadways, parking areas, utilities, snowmaking facilities and community facilities and related infrastructure by the occupants of the remaining Mortgaged Property and the parcel of Excess Real Property, in a form and substance acceptable to Agent. shall be declared and recorded;

                           (viii) American Ski shall have delivered to Agent one or more endorsements to the title insurance policies insuring the Lien of the applicable Mortgage or such other evidence reasonably acceptable to the Lender insuring that, after giving effect to such release, the title insurance policies insuring the Lien of the applicable Mortgage are in full force and effect and unaffected by such release; and

                           (ix)  Borrower   shall  execute  such  documents  and
         instruments as Agent shall reasonably require in connection with the foregoing.

                  (b) So long as no Default exists, the Agent shall release the liens on properties or assets sold or disposed of in connection with Permitted Dispositions and Permitted Non-Strategic Asset Sales.

               ARTICLE 3. CONDITIONS TO LOANS AND ADVANCES

     Section 3.1 Conditions to the Term Loans and the Initial Revolving Credit Advance. The Lenders' obligations to make the Term Loans and the initial Revolving Credit Advance shall be subject to compliance by the Borrowers with their agreements contained in this Agreement, and to the condition precedent that the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel or in the form attached hereto as an Exhibit, as the case may be:

                  (a) Notes. The Term Loan Notes and the Revolving Credit Notes duly executed by the Borrowers.

                  (b) Guaranty Agreements. The Guaranty Agreements duly executed by AJT, Inc., and WVSAL, Inc.

                  (c) Resolutions. Copies of the resolutions of the Board of Directors of American Ski and its Subsidiaries authorizing the execution, delivery and performance of this Agreement, the Term Loan Notes, the Revolving Credit Notes, the Swing Line Note, the Guaranty Agreements, the Security Agreements and the other Lender Agreements executed in connection herewith to which the American Ski or any Restricted Subsidiary is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of American Ski and each of its Subsidiaries (which certificate shall state that such resolutions are in full force and effect).

                  (d) Incumbency. A certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of American Ski and each of its Subsidiaries certifying the name and signatures of the officers of American Ski and each of its Subsidiaries authorized to sign this Agreement, the Term Loan Notes, the Revolving Credit Notes, the Swing Line Note, the Guaranty Agreements, the Security Agreements, the other Lender Agreements executed in connection herewith to which American Ski, any Borrower or any Subsidiary is a party and the other documents to be delivered by American Ski and the Borrowers hereunder.

                  (e) Certificates of Existence. Copies of certificates of legal existence, corporate or partnership good standing and foreign qualification for American Ski, each Borrower and each other Restricted Subsidiary of American Ski of recent date issued by the appropriate California, Colorado, Delaware, Maine, Nevada, New Hampshire, Utah and Vermont Governmental Authorities.

                  (f) Legal Opinions. The opinions of Pierce Atwood, Wadleigh, Starr, Peters, Dunn & Chiesa, Reiber, Kenlan, Schwiebert, Hall & Facey and Scarpello & Alling, counsel to American Ski, the Borrowers and their Restricted Subsidiaries, dated the date of execution of this Agreement, in substantially the forms of Exhibit O attached hereto.

                  (g) Satisfaction of Conditions. A certificate of the chief executive officer or chief financial officer of American Ski and each Borrower, dated the Closing Date, to the effect that all conditions precedent on the part of American Ski and the Borrowers to the execution and delivery hereof and the making of the Term Loans and the initial Revolving Credit Advance have been satisfied.

                  (h) Governmental Approvals. Evidence of the receipt of all necessary governmental authorizations, consents and approvals for the execution, delivery and performance by American Ski and its Restricted Subsidiaries and their Subsidiaries party thereto of this Agreement, the Term Loan Notes, the Revolving Credit Notes, the Swing Line Note and the other Lender Agreements.

                  (i) Merger of ASC East and ASC West, Inc. Evidence that the merger of ASC East and ASC West, Inc. with and into the predecessor of American Ski has been consummated.

                  (j) Fourth Supplemental Indenture. American Ski and United States Trust Company of New York, as Trustee, shall have entered into the Fourth Supplemental Indenture relating to the Senior Subordinated Notes on terms and conditions satisfactory to the Agent.

                  (k) Agent's Fee. Receipt by the Agent for its own account of the fees due to it pursuant to the Fee Letter.

                  (l) Solvency Certificates. Receipt of a certificate of the chief financial officer of American Ski and each Restricted Subsidiary, demonstrating the solvency of American Ski and each Restricted Subsidiary.

                  (m) Security Agreements. Each of the Security Agreements, shall have been duly and properly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and pursuant to the Security Agreements the Borrowers shall have granted to the Agent first perfected, valid and binding security interests, liens and encumbrances on all of the assets of the Borrowers in favor of the Agent (subject only to Liens permitted under Section 9.2) including without limitation:

                           (i) all fee simple and leasehold interests in and to all real property owned or leased by the Borrowers and their Restricted

         Subsidiaries other than those leases set forth on Schedule 3.1(q), and all buildings and improvements now located or to be constructed thereon, whether now owned or hereafter acquired;

                           (ii) all tangible and intangible assets of the Borrowers, whether now owned or hereafter acquired, including without limitation all machinery, equipment, furniture, furnishings, inventory, appliances, contract rights, deposit accounts, cash collateral, hotel and motel revenues, instruments, general intangibles, etc., whether now owned or hereafter acquired, but excluding leasehold personal property interests which the Borrowers are prohibited by the lessor from assigning and any interest in any personal property lease agreement which the Borrowers are prohibited from assigning;

                           (iii) all leases, tenancies, purchase and sale agreements for the sale of condominium units or other property, operating agreements, contract and rental agreements for the lease, sale (as permitted hereunder), rental, occupancy, hire or use of any of Borrowers' assets, including without limitation the Mortgaged Properties, or any portion thereof together with all income, profits, revenues, cash collateral and other proceeds thereof; and

                           (iv) all licenses, permits, trade names, patents, trademarks, approvals and contracts.

                  (n) Recording of Mortgages, Financing Statements, Etc. All actions necessary or appropriate to perfect the Agent's liens and security interests in the assets of the Borrowers and their Restricted Subsidiaries shall have been fully performed including without limitation:

                           (i) the due and proper recording and filing of all of the Mortgages, Collateral Assignments of Leases, Collateral Assignments of Income, Assignments in Trust and Assignments of Licenses;

                           (ii) the filing of Uniform Commercial Code financing statements necessary to perfect the security interests of the Agent in the assets of the Borrowers; and

                           (iii) the  receipt by the Agent of  commitments  from
         Lawyer's Title Insurance Corporation to issue ALTA standard form mortgage loan policies or endorsements thereto insuring the first priority of the Mortgages, subject only to Permitted Liens, covering all real property of the Borrowers both as owned in fee or held as a leasehold estate under the Leases or otherwise and covering the real property described in the Mortgages in an aggregate amount of not less than $165,000,000, such policies to be in form and substance satisfactory to the Agent, including without limitation, such endorsements and affirmative insurance as the Agent shall require with the standard tenant's and mechanic's liens exceptions deleted and with such portions of the survey coverage deleted as the Agent may require, and the Agent shall also have received proof of full payment of all fees and premiums for said policies and copies of all documents listed as exceptions on Schedule B to each such policy.

                  (o) Insurance. The Agent shall have received (i) certificates of insurance as to the liability hazard and other insurance maintained by the Borrowers and their Restricted Subsidiaries on the Collateral in conformity with the insurance requirements contained in the Security Agreements (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms all in accordance with the provisions of the Security Agreements; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Agent may request.

                  (p) Unrestricted Subsidiary Acknowledgment. An Acknowledgment from each Unrestricted Subsidiary in the form attached hereto as Exhibit R.

                  (q) Series B Preferred Stock Agreements. The Agent shall have received true and correct copies of the Series B Preferred Stock Agreements duly executed by all parties thereto and evidence that the transactions contemplated thereby, including, without limitation, the issuance of the Series B Preferred Stock, have occurred.

                  (r) Miscellaneous. The Agent shall have received such other documents, certificates and opinions as the Agent or the Lenders may reasonably request.

     Section 3.2 Conditions to All Loans. The Lenders' obligations to make any Loans pursuant to this Agreement shall be subject to compliance by the Borrowers and the Guarantors with their agreements contained in this Agreement and each other Lender Agreement, and to the satisfaction, at or before the making of each Loan, of all of the following conditions precedent:

                  (a) The representations and warranties herein and those made by or on behalf of the Borrowers in any other Lender Agreement shall be correct as of the date on which any Loan is made, with the same effect as if made at and as of such time (except as to representations and warranties made as of a certain date, which shall be true and correct in all material respects as of such date, except as to transactions permitted hereunder, and except that the references in Article 5 to the 1998 Financial Statements shall be deemed to refer to the most recent annual audited consolidated financial statements of American Ski and its Subsidiaries furnished to the Agent.)

                  (b) On the date of any Loan hereunder, there shall exist no Default.

                  (c) The making of the requested Loan shall not be prohibited by any law or governmental order or regulation applicable to the Lenders or to the Borrowers, and all necessary consents, approvals and authorizations of any Person for any such Loan shall have been obtained.


                        ARTICLE 4. PAYMENT AND REPAYMENT

     Section 4.1 Mandatory Repayments and Prepayment
--------------------------------------------------------------------------------

                  (a) If at any time the sum of the aggregate outstanding principal balance of all Revolving Credit Advances and all Swing Line Loans made hereunder exceeds the Available Revolving Credit Amount, the Borrowers, jointly and severally, shall immediately repay to the Agent for the ratable accounts of the Revolving Credit Lenders an amount equal to such excess to be applied first to the Swing Line Loans and second to the Revolving Credit Advances.

                  (b) The Borrowers will repay the Term Loans in six annual installments, payable on May 31 of each year, commencing May 31, 2000, in the following amounts

                  Payment Date                                Amount

                  May 31, 2000                   $   650,000
                  May 31, 2001                       650,000
                  May 31, 2002                       650,000
                  May 31, 2003                       650,000
                  May 31, 2004                       650,000
                  May 31, 2005                       30,000,000
                  May 31, 2006                       31,750,000

In any event, the final installment due on the Term Loan Maturity Date shall be equal to the outstanding principal balance of the Term Loans, together with accrued interest and all other amounts due hereunder in connection therewith. The amount of the principal installments of the Term Loans are subject to adjustment as provided in paragraph (c) below.

                  (c) The Borrowers shall also make prepayments of the following amounts:

                           (i) Ten days following the delivery of the Mandatory Prepayment Notice (as defined below) by the Agent following each Excess Cash Payment Date and in connection with the relevant Excess Cash Payment Period, if the Excess Cash Flow Leverage Ratio for such period exceeded 3.50-to-1, an amount equal to 50% of the Consolidated Excess Cash Flow shall be applied as a mandatory repayment of principal of outstanding Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount in accordance with clause (v) below.

                           (ii) At any time on and after the Closing Date, if American Ski or any of its Restricted Subsidiaries receives Cash
         Proceeds from any Permitted Disposition or receives Cash Insurance Proceeds, an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount in accordance with clause (v) below; provided, however that with respect to no more than $250,000 in the aggregate of such Net Cash
         Proceeds in any fiscal year of American Ski and its Restricted Subsidiaries, such Net Cash Proceeds shall not be required to be so-applied if no Default then exists and American Ski delivers a certificate to the Agent together with the notice referred to in clause
         (vii) below stating that such Net Cash Proceeds shall be used for Permitted Capital Expenditures and Permitted Acquisitions by American Ski and its Restricted Subsidiaries in compliance with this Agreement within 365 days following the date of such Permitted Disposition or the date of receipt of such Cash Insurance Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended); and provided further, that if all or any portion of such Net Cash Proceeds not so-applied to the repayment of Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount are not so used within such 365 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount as provided in clause (v) below.

                           (iii) At any time on and after the Closing Date upon which American Ski or any of its Restricted Subsidiaries receives any proceeds from any issuance of any equity interests, excluding proceeds received from the sale or issuance of equity interests which are used to effect Permitted Acquisitions on the date of sale or issuance of such equity interests and the Series B Gross Proceeds, an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and all reasonable and customary fees, costs and expenses associated with the marketing, sale and issuance of such equity interests paid to Persons other than Affiliates) shall be applied as a mandatory repayment of principal of outstanding Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount in accordance with clause (v) below; provided, however that the requirement of this clause (iii) shall not apply until the proceeds received by American Ski or any of its Restricted Subsidiaries from the sale or issuance of equity interests to which this clause (iii) would otherwise apply plus any proceeds from the incurrence of debt referred to in clause (iv) below exceed $10,000,000 in the aggregate.

                           (iv) At any time after the Closing Date upon which American Ski or any of its Restricted Subsidiaries receives any proceeds from any incurrence by American Ski or its Restricted
         Subsidiaries of Indebtedness, an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions paid to Persons other than Affiliates) shall be applied as a mandatory repayment of principal of outstanding Term Loans and a mandatory reduction of the Maximum Revolving Credit Amount in accordance with clause (v) below; provided, however that the requirement of this clause (iv) shall not apply until the proceeds received by American Ski or any of its Restricted Subsidiaries from any incurrence of Indebtedness to which this clause (iv) would otherwise apply plus any proceeds from the issuance of equity interests referred to in clause (iii) above exceed $10,000,000 in the aggregate.

                           (v)  All  mandatory   prepayments  pursuant  to  this
         Section 4.1(c) will (A) be applied pro rata to the outstanding principal amounts of the Term Loans and the Maximum Revolving Credit Amount, (B) reduce the remaining scheduled principal payments of the Term Loans and any scheduled reductions of the Maximum Revolving Credit Amount, as applicable, on a pro rata basis and (C) be made ten days following notice from the Agent that such payment is required and specifying the payment date (the "Mandatory Prepayment Notice."). Nothing in this Section 4.1(c), however, shall require that the Maximum Revolving Credit Amount be reduced to an amount less than $74,800,000 and to the extent that any reductions hereunder would have otherwise reduced the Maximum Revolving Credit Amount below $74,800,000, such excess amount shall be applied as a mandatory prepayment of the Term Loans, unless waived by the Term Loan Lenders as provided in clause
         (vi) below.

                           (vi) Notwithstanding anything to the contrary contained in this Section 4.1(c) or elsewhere in this Agreement, the Term Loan Lenders shall have the option to waive all or any portion of a mandatory repayment of the Term Loans pursuant to this Section 4.1(c) (each such repayment, a "Mandatory Repayment") upon the terms and provisions set forth in this Section 4.1(c)(vi) ratably on the basis of their outstanding Term Loans. In the event any Term Loan Lender desires to waive its right to receive all or any portion of any such Mandatory Repayment in whole or in part, such Term Loan Lender shall so advise the Agent no later than the close of business two Business Days after the date of the Mandatory Prepayment Notice, which notice shall also include the amount such Term Loan Lender desires to receive in respect of such Mandatory Repayment. If any Term Loan Lender does not reply to the Agent within the two Business Days, it will be deemed not to have waived any part of such Mandatory Repayment. If any Term Loan Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Term Loan Lender waives all or part of such right to receive all or any portion of any such Mandatory Repayment, the Agent shall apply 100% of the amount so waived by such Term Loan Lender to a mandatory reduction of the Maximum Revolving Credit Amount as provided herein.

                           (vii) American Ski shall, within three (3) Business Days of the Excess Cash Payment Date and the occurrence of any event described in clauses (ii), (iii) or (iv) of this Section 4.1(c), provide the Agent with written notice of the Consolidated Excess Cash Flow for the relevant Excess Cash Payment Period and/or the proceeds received or to be received in connection with the occurrence of any event described in clauses (ii), (iii) or (iv) of this Section 4.1(c).

     Section 4.2      Voluntary Prepayments.

                  (a) The Borrowers may make prepayments to the Agent for the ratable accounts of the Term Loan Lenders, the Swing Line Lender and the Revolving Credit Lenders, respectively, of any outstanding principal amount of the Term Loans, Swing Line Loans or the Revolving Credit Advances equal to $100,000 or an integral multiple thereof which are Base Rate Loans in accordance with Section 4.3 at any time prior to 12:00 noon (Boston time) on any Business Day without premium or penalty; provided, however, that repayment of Revolving Credit Advances which are Base Rate Loans may be made in other amounts as provided in Section 2.17(c).

                  (b) The Borrowers may make prepayments to the Agent for the ratable accounts of the Term Loan Lenders or the Revolving Credit Lenders, respectively, of any outstanding principal amount of the Term Loans or any Revolving Credit Advances equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof which are LIBOR Rate Loans in accordance with
Section 4.3 at any time prior to 12:00 noon (Boston time) on any Business Day subject, however, to the premiums and penalties set forth in Section 4.6.

                  (c) Any voluntary prepayments of the Term Loans pursuant to this Section 4.2 will reduce the remaining scheduled principal payments on the Term Loans pro rata.

     Section 4.3 Payment and Interest Cutoff. Notice of each prepayment pursuant to Section 4.2 shall be given to the Agent (a) in the case of prepayment of Base Rate Loans, not later than 12:00 noon (Boston time) one (1) Business Day prior to the proposed date of payment and (b) in the case of prepayment of LIBOR Rate Loans on any day other than the last day of the Interest Period applicable thereto, not later than 12:00 noon (Boston time), three (3) Business Days, prior to the proposed date of payment, and, in each case, shall specify the total principal amount of the Term Loans or the Revolving Credit Advances to be paid on such date. Notice of prepayment having been given in compliance with this
Section 4.3, the amount specified to be prepaid shall become due and payable on the date specified for prepayment and from and after said date (unless the

Borrowers shall default in the payment thereof) interest thereon shall cease to accrue. Unpaid interest on the principal amount of the Term Loans or any Revolving Credit Advances so prepaid accrued to the date of prepayment shall be due on the date of prepayment.

     Section 4.4 Payment or Other Actions on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. In the case of any other action the last day for performance of which shall be a day other than a Business Day, the date for performance shall be extended to the next succeeding Business Day.

         Section 4.5 Method and Timing of  Payments.

                  (a) All payments required to be made pursuant to the provisions of this Agreement and any other Lender Agreement, and all prepayments pursuant to Section 4.1, may be charged by the Agent against any Borrower's accounts with the Agent. Each Borrower hereby authorizes the Agent and the Lenders, without prior notice to the Borrower but with confirming notice to such Borrower promptly thereafter, to charge against any account of such Borrower with the Agent or such Lender an amount equal to the accrued interest, principal and other amounts from time to time due and payable to the Agent and the Lenders hereunder and under all other Lender Agreements.

                  (b) The Borrowers shall make each payment to be made by them hereunder not later than 12:00 noon (Boston time) on the day when due in lawful money of the United States to the Agent at its address set forth in Section 14.1 in immediately available funds. The Agent will, after its receipt thereof, distribute like funds relating to the payment of principal, interest or any other amounts payable hereunder ratably to the Lenders in accordance with their respective Commitment Percentages. Any payment made by the Borrowers to the Agent under this Agreement or under the Notes in the manner provided in this Agreement shall be deemed to be a payment to each of the respective Lenders, unless the provisions of this Agreement expressly provide that any such payment shall be solely for the account of the Agent or any specific Lender.

     Section 4.6 Payments Not at End of Interest Period. If the Borrowers for any reason make any payment of principal with respect to any LIBOR Rate Loan on any day other than the last day of the Interest Period applicable to such LIBOR Rate Loan, including without limitation by reason of acceleration, or fail to borrow a LIBOR Rate Loan after electing a LIBOR Pricing Option with respect thereto pursuant to Section 2.6, the Borrowers shall pay to the Agent, jointly and severally, for the ratable account of the Lenders, any amounts required to compensate the Lenders for any additional losses, costs or expenses which they may reasonably incur as a result of such payment or failure to borrow, including without limitation, any loss, including lost profits, costs or expenses incurred by reason of the liquidation, reutilization or reemployment of deposits or other funds acquired by the Lenders to fund or maintain such LIBOR Rate Loan. Such compensation may include, without limitation, an amount equal to (a) the amount of interest which would have accrued on the amount so paid or not borrowed, for the period from the date of such payment or failure to borrow, to the last day of the then current Interest Period for such LIBOR Rate Loan (or, in the case of a failure to borrow, to the last day of the Interest Period for the LIBOR Rate Loan which would have commenced on the date of such failure to borrow), at the applicable rate of interest for such LIBOR Rate Loan provided for herein minus
(b) the amount of interest (as reasonably determined by the Agent), which would accrue and become payable to the Lenders during such period on the principal repaid or not borrowed if the Lenders, following such repayment or failure to borrow, were to reinvest such principal in U.S. Treasury securities selected by the Agent in an amount equal (as nearly as may be) to the principal so repaid or not borrowed and having a term equal (as near as may be) to such period. The Borrowers, jointly and severally, shall pay such amount upon presentation by the Agent of a statement setting forth the amount and the Agent's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error.

     Section 4.7 Currency. All payments and prepayments provided for under this Agreement shall be made in lawful currency of the United States of America in immediately available funds.

     Section 4.8 Foreign Lenders. Each Lender (including any Successor Lender) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrowers and the Agent (or, in the case of a Credit Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, an annual certificate representing that such Non-U.S. Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any of the Borrowers and is not a controlled foreign corporation related to any of the Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Lender Agreements. Such forms shall be delivered by each Non-U.S. Lender on or before


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

the date it becomes a party to this Agreement (or, in the case of any Credit Participant, on or before the date such Credit Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrowers at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrowers (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 4.8, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 4.8 that such Non-U.S. Lender is not legally able to deliver.


                   ARTICLE 5. REPRESENTATIONS AND WARRANTIES

         In order to induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans as contemplated hereby, the Borrowers, jointly and severally, hereby make the following representations and warranties:

     Section 5.1 Existence, Charter and Formation Documents, Etc. American Ski and each Restricted Subsidiary other than Heavenly Valley, Limited Partnership is a corporation, and Heavenly Valley, Limited Partnership is a limited partnership, and each of them is validly organized, legally existing and in good standing under the laws of the jurisdiction in which it is organized and has corporate or partnership power to own its properties and conduct its business as now conducted and as proposed to be conducted by it. Certified copies of the charter documents and By-Laws of American Ski and each Restricted Subsidiary have been delivered to the Lenders and are true, accurate and complete as of the date hereof.

     Section 5.2 Principal Place of Business; Location of Records. American Ski's and each Restricted Subsidiary's principal place of business is as described on Schedule 5.2, and neither American Ski nor any Restricted Subsidiary has had any other principal place of business during the last six months. All of the books and records or true and complete copies thereof relating to the accounts and contracts of American Ski and each Restricted Subsidiary are and will be kept at such location and at the other locations designated on Schedule 5.2.

     Section 5.3 Qualification. American Ski and each Restricted Subsidiary is duly qualified, licensed and authorized to do business and is in good standing as a foreign corporation or partnership in each jurisdiction where its ownership or leasing of properties or the conduct of its business requires it to be so qualified except to the extent that any failure to be so qualified would not have a Material Adverse Effect.

     Section 5.4 Subsidiaries.

                  (a) As of the date hereof and as of the end of the most recent fiscal quarter for which a Compliance Certificate has been delivered under
Section 6.1(a) hereof, American Ski has no Subsidiaries except for those listed on Schedule 5.4(a). All of the issued and outstanding capital stock of each Subsidiary listed on Schedule 5.4(a) is owned of record and beneficially as described therein. At the time of delivery of a Compliance Certificate, American Ski may amend Schedule 5.4(a) to add any additional Subsidiaries which have been formed or acquired without violation of Section 9.3 hereof.

                  (b) As of the dated hereof and as of the end of the most recent fiscal quarter for which a Compliance Certificate has been delivered under Section 6.1(a) hereof, there are no transactions or relationships between American Ski or any of its Restricted Subsidiaries, on the one hand, and any Unrestricted Subsidiary, on the other, except as disclosed on Schedule 5.4(b). At the time of delivery of a Compliance Certificate, American Ski may amend
Schedule 5.4(b) to add descriptions of any such transactions or relationships entered into hereafter in compliance with Section 9.5 hereof.

         Section 5.5 Power. The execution, delivery and performance of this Agreement, the Term Notes, the Revolving Credit Notes, the Guaranty Agreements, the Security Agreements and all other Lender Agreements and other documents delivered or to be delivered by each Borrower or any Subsidiary to the Agent or the Lenders, and the incurrence of Indebtedness to the Lenders hereunder or thereunder, now or hereafter owing:

                  (a) are within the powers of each Borrower and each Subsidiary party thereto, as the case may be, having been duly authorized by its Board of Directors or other similar governing body, and, if required by law, by its charter documents or by its By-Laws, by its stockholders or partners;

                  (b) do not require any approval or consent of, or filing with, any governmental agency or other Person (except for such approvals and consents that have been obtained and delivered to the Lenders) and are not in contravention of law or the terms of the charter documents or By-Laws of each Borrower and each Subsidiary or any amendment thereof;

                  (c)      do not and will not

                           (i) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which American Ski, any Borrower or any Subsidiary is a party or by which any Borrower, any Subsidiary or any of their respective properties are bound or affected, except for those breaches or defaults which have been waived or consented to in writing or which will not in the aggregate result in a Material Adverse Effect,

                           (ii) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature on any property now owned or hereafter acquired by any Borrower or any Subsidiary, except as provided in the Lender Agreements, or

                           (iii) result in a violation of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to any Borrower or any Subsidiary, or to any of their respective properties.

     Section 5.6 Valid and Binding Obligations. This Agreement, the Term Loan Notes, the Revolving Credit Notes, the Guaranty Agreements, the Security Agreements and all the other Lender Agreements executed in connection herewith and therewith constitute, or will constitute when delivered, the valid and binding obligations of the Borrowers and their Subsidiaries parties thereto, as the case may be, enforceable in accordance with their respective terms, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles.

     Section 5.7 Other Agreements. Neither American Ski nor any Restricted Subsidiary is a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any charter or corporate restriction or any judgment, decree, order, rule or regulation, which is likely to have a Material Adverse Effect, or which restricts the ability of American Ski or any Restricted Subsidiary to carry out any of the provisions of this Agreement, the Term Loan Notes, the Revolving Credit Notes, the Guaranty Agreements, the Security Agreements or any of the Lender Agreements executed in connection herewith and therewith.

     Section 5.8 Payment of Taxes. American Ski and its Subsidiaries have filed all tax returns which are required to be filed by them and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received, except such as are being contested in good faith by appropriate proceedings. All federal tax returns of American Ski and its Subsidiaries through their fiscal year ended in 1991 have been audited by the Internal Revenue Service or are not subject to such audit by virtue of the expiration of the applicable statute of limitation, and the results of such audits are fully reflected in the balance sheet contained in the 1998 Financial Statements. American Ski knows of no material additional assessments since such date for which adequate reserves appearing in the balance sheet contained in the 1998 Financial Statements have not been established. American Ski and its Subsidiaries have made adequate provision for all current taxes, and except as described on Schedule 5.8, to the best of the American

Ski's knowledge there will not be any additional assessments for any fiscal periods prior to and including that which ended on the date of said balance sheet in excess of the amounts reserved therefor.

     Section 5.9 Financial Statements

                  (a)  All  balance  sheets,   statements  and  other  financial
information furnished to the Agent and the Lenders in connection with this Agreement and the transactions contemplated hereby (certain of which information is listed on Schedule 5.9), including, without limitation, the 1998 Financial Statements, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except for normal year-end adjustments and for the absence of footnotes with interim statements) and present fairly as of the date thereof the consolidated financial condition of American Ski and its Subsidiaries reported therein and all such information so furnished was true, correct and complete as of the date thereof, in all material respects.

                  (b) To the best knowledge of each Borrower, no facts exist that (individually or in the aggregate) would result in any material change in the most recent projections delivered under Section 6.3 hereof. The Management Projections and the most recent projections delivered under Section 6.3 hereof are based upon estimates and assumptions which the senior executive and financial officers of the Borrowers consider as of the date thereof reasonable, have been prepared on the basis of the assumptions stated therein and as of the date thereof reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

     Section 5.10 Other Materials Furnished. The written information, exhibits, memoranda or reports furnished to the Agent or the Lenders by or on behalf of American Ski or any of its Subsidiaries in connection with the negotiation of this Agreement, taken as a whole, does not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading.

     Section 5.11 Stock. As of the date hereof, the issued and outstanding capital stock of American Ski is as set forth on Schedule 5.4(a) hereto. There are presently issued by American Ski's Restricted Subsidiaries and outstanding the shares of capital stock indicated on Schedule 5.4(a). American Ski and its Subsidiaries have received the consideration for which such stock was authorized to be issued and have otherwise complied with all legal requirements relating to the authorization and issuance of shares of stock and all such shares are validly issued, fully paid and non-assessable. The Borrowers and their Restricted Subsidiaries have no other capital stock of any class outstanding.

     Section 5.12 Changes in Condition. Since the date of the balance sheets contained in the 1998 Financial Statements or the most recent audited annual financial statements delivered pursuant to Section 6.2 hereof, except as described in any filing made by American Ski with the Commission and also delivered to the Agent and the Lenders pursuant to Section 6.7 hereof, there has been no material adverse change in the business or assets or in the condition, financial or otherwise, of American Ski and its Restricted Subsidiaries taken as a whole, and neither American Ski nor any Restricted Subsidiary has entered into any transaction outside of the ordinary course of business which is material to American Ski and its Restricted Subsidiaries taken as a whole except for the issuance and sale of the Series B Preferred Stock. Neither American Ski nor any Restricted Subsidiary had, as of the date thereof, any contingent liabilities of any material amount which are not referred to in the 1998 Financial Statements.

     Section 5.13 Assets, Licenses, Patents, Trademarks, Etc.


                  (a) American Ski and its Restricted Subsidiaries have good and marketable title to, or valid leasehold interests in, all of their assets, real and personal, including the assets carried on their books and reflected in the 1998 Financial Statements, subject to no liens, charges or encumbrances, except for (i) liens, charges and encumbrances in existence as of the date hereof described in Schedule 5.16 and permitted by Section 9.2 hereof, (ii) liens, charges and encumbrances arising after the date hereof and permitted by Section
9.2 hereof and (iii) assets sold, abandoned or otherwise disposed of in the ordinary course of business.

                  (b) As of the date hereof and as of the end of the most recent fiscal quarter for which a Compliance Certificate has been delivered under
Section 6.1(a) hereof. American Ski and its Restricted Subsidiaries own all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct their business as heretofore conducted by them, now conducted by them and proposed to be conducted by them, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 5.13 hereto. At the time of delivery of a Compliance Certificate, American Ski may amend Schedule 5.13 to add any additional licences, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names. American Ski and its Restricted Subsidiaries conduct their respective businesses without infringement or claim of infringement of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. To the best knowledge of American Ski and the Borrowers, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of American Ski and its Restricted Subsidiaries.

                  (c) Except as set forth on Schedule 5.13(c) hereto, no leasehold personal property interest which any Borrower is prohibited by the lessor from assigning and no interest in any personal property lease agreement which any Borrower is prohibited from assigning is material, or taken as a whole are material, to the operations of any such Borrower.

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

     Section 5.14 Litigation. Except as described on Schedule 5.14 or the most recent Compliance Certificate, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of the Borrowers, threatened, or any basis therefor, which involves a material risk of any judgment or liability which could have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against American Ski or any of its Restricted Subsidiaries which has or may have a Material Adverse Effect.

     Section 5.15 Pension Plans. No employee benefit plan established or maintained by American Ski or any of its Subsidiaries or any other Person a member of the same "control group," as American Ski or any of its Subsidiaries (a "Pension Affiliate"), within the meaning of Section 302(f)(6)(b) of ERISA, (including any multi-employer plan to which American Ski or any of its Subsidiaries contributes) which is subject to Part 3 of Subtitle B of Title I of the ERISA, had a material accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, or would have had an accumulated funding deficiency (as so defined) on such day if such year were the first year of such plan to which Part 3 of Subtitle B of Title I of ERISA applied, and no material liability under Title IV of ERISA has been, or is expected by American Ski or any of its Subsidiaries to be, incurred with respect to any such plan by American Ski or any of its Subsidiaries or any Pension Affiliate. The execution, delivery and performance by American Ski and the Borrowers of this Agreement and the other Lender Agreements executed on the date hereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. American Ski and its Subsidiaries have no Pension Plan other than those described on Schedule 5.15.

     Section 5.16 Outstanding Indebtedness. After application of the proceeds of the Term Loans and the initial Revolving Credit Advance, the outstanding amount of Consolidated Funded Debt and Guaranties of borrowed money of American Ski and its Restricted Subsidiaries as of the date hereof is correctly set forth on
Schedule 5.16 hereto, and said Schedule correctly describes the credit agreements, guaranties, leases and other instruments pursuant to which such Indebtedness has been incurred and all liens, charges and encumbrances securing such Indebtedness. Said schedule also describes all agreements and other arrangements pursuant to which American Ski or any of its Restricted Subsidiary may borrow any money.

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

     Section 5.17 Environmental Matters. Except as set forth on Schedule 5.17:

                  (a) None of American Ski, any Restricted Subsidiary nor any operator of any of their respective properties is in violation, or to any Borrower's knowledge is in alleged violation, of any Environmental Law, which violation would have a Material Adverse Effect.

                  (b) None of American Ski, any Restricted Subsidiary nor any operator of any of their respective properties has received notice from any third party, including without limitation any federal, state, county, or local governmental authority, (i) that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") or any equivalent state law, with respect to any site or location; (ii) that any Hazardous Materials which it has generated, transported or disposed of, has been found at any site at which a federal, state, county, or local agency or other third party has conducted or has ordered American Ski, any Restricted Subsidiary or another third party or parties (e.g. a committee of potentially responsible parties) to conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) or legal or administrative proceeding arising out of any actual or alleged release or threatened release of Hazardous Materials. For purposes of this Agreement, "release" means any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Material into the Environment, or the uncontained presence of any Hazardous Material in the Environment.

                  (c) (i) American  Ski,  each  Restricted  Subsidiary  and each operator of any real property owned or operated by any Borrower is in compliance, in all material respects, with all provisions of the Environmental Laws relating to the handling, manufacturing, processing, generation, storage or disposal of any Hazardous Materials; (ii) to the best of each Borrower's knowledge, no portion of property owned, operated or controlled by American Ski or any of its Restricted Subsidiaries has been used for the handling, manufacturing, processing, generation, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; (iii) to the best of each Borrower's knowledge, there have been no releases or threatened releases of Hazardous Materials on, upon, into or from any property owned, operated or controlled by American Ski or any Restricted Subsidiary, which releases could have a Material Adverse Effect; (iv) to the best of each Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property in the vicinity of the real properties owned, operated or controlled by American Ski or any Restricted Subsidiary which, through soil or groundwater contamination, may have come to be located on the properties of American Ski or any Restricted Subsidiary; (v) to the best of each Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property formerly but no longer owned, operated or controlled by American Ski or any Restricted Subsidiary.

                  (d) None of the properties of American Ski or any Restricted Subsidiary is or shall be subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

     Section 5.18 Foreign Trade Regulations. Neither American Ski nor any Restricted Subsidiary is (a) a person included within the definition of "designated foreign country" or "national" of a "designated foreign country" in Executive Order No. 8389, as amended, in Executive Order No. 9193, as amended, in the Foreign Assets Control Regulations (31 C.F.R., Chapter V, Part 500, as amended), in the Cuban Assets Control Regulations of the United States Treasury Department (31 C.F.R., Chapter V, Part 515, as amended) or in the Regulations of the Office of Alien Property, Department of Justice (8 C.F.R., Chapter II, Part 507, as amended) or within the meanings of any of the said Orders or Regulations, or of any regulations, interpretations, or rulings issued thereunder, or in violation of said Orders or Regulations or of any regulations, interpretations or rulings issued thereunder; or (b) an entity listed in Section
520.101 of the Foreign Funds Control Regulations (31 C.F.R., Chapter V, Part 520, as amended).

     Section 5.19 Governmental Regulations. Neither American Ski nor any Restricted Subsidiary or any Affiliate of American Ski is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or is a common carrier under the Interstate Commerce Act, or is engaged in a business or activity subject to any statute or regulation which regulates the incurring by any Borrower of Indebtedness for borrowed money, including statutes or regulations relating to common or contract carriers or to the sale of electricity, gas, steam, water, telephone or telegraph or other public utility services, except for Uplands Water, Alpine Pipeline, Community Water Company and Mountain Water Company.

     Section 5.20 Margin Stock. Neither American Ski nor any Restricted Subsidiary owns any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, nor is American Ski or any Restricted Subsidiary engaged principally or as one of its important activities in extending credit which is used for the purpose of purchasing or carrying margin stock.

     Section 5.21 Solvency. American Ski and each Restricted Subsidiary, before and after giving effect to the transactions contemplated by this Agreement and the other Lender Agreements is Solvent.

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

     Section 5.22 Compliance with Other Instruments, Laws, Etc.


                  (a) Neither American Ski nor any Restricted Subsidiary is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in a Material Adverse Effect.

                  (b) American Ski and its Restricted Subsidiaries have complied in all respects with the requirements of the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended (the "HSR Act"), and have made all filings with all Governmental Authorities required to be made thereunder in connection with the issuance of the Series B Preferred Stock. All waiting periods required under the H-S-R Act have expired in connection with the issuance of the Series B Preferred Stock. Neither American Ski nor any of its Restricted Subsidiaries has any obligation or duty to take any further action (or to refrain from taking any action) in order to be in compliance with the H-S-R Act in connection with the issuance of the Series B Preferred Stock.

     Section 5.23 Absence of Financing Statements, Etc. To the best knowledge of American Ski and except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, effect or give notice of any present or possible future lien on, or security interest in, any assets or property of American Ski or any Restricted Subsidiary or any rights relating thereto.

     Section 5.24 Perfection of Security Interests. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are required under applicable law to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any set-off, claims, withholdings or other defenses. American Ski or its Restricted Subsidiaries as specified in the Security Agreements, own the Collateral free from any lien, security interest, encumbrance and any other claim or demand except for Permitted Liens.

     Section 5.25 Bank Accounts. Schedule 2.17 sets forth the account numbers, location and description of all bank accounts of American Ski and each Restricted Subsidiary.

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

     Section 5.26 Fiscal Year. American Ski and each Restricted Subsidiary has a fiscal year which is the twelve-months ending on the last Sunday of July of each year.

     Section 5.27 Tax Status. Each Borrower is a "C" corporation for all purposes under the Code.

     Section 5.28 Consummation of Issuance of Series B Preferred Stock. American Ski has successfully completed the issuance of the Series B Preferred Stock, and has received the Series B Gross Proceeds.

     Section 5.29 Series B Preferred Stock Agreements. True and complete copies of the Series B Preferred Stock Agreements have been delivered to the Agent. The Series B Preferred Stock Agreements and the Series B Preferred Stock constitute the entire agreement between Oak Hill and its affiliates, on the one hand, and American Ski and its Restricted Subsidiaries and other Affiliates, on the other hand, and there are no other written agreements, by or between them, except for a letter of intent, fee letter, and confidentiality agreement relating to the Series B Preferred Stock. As of the date hereof, the Series B Preferred Stock Agreements have not been modified, amended or supplemented and no waivers have been granted thereunder, except for waivers of any closing conditions disclosed to the Agent. The Series B Preferred Stock Agreements have been duly executed and delivered by American Ski and Oak Hill and are enforceable against American Ski and Oak Hill in accordance with their terms. The Series B Certificate of Designation has been duly authorized and filed by American Ski and is enforceable against American Ski in accordance with its terms. American Ski hereby confirms and restates to the Agent and the Lenders as if set forth herein in full the representations and warranties of American Ski set forth in Sections 3.01, 3.02, 3.03, 3.04 and 3.18 of the Series B Preferred Stock Subscription Agreement. All conditions to closing of the issuance of the Series B Preferred Stock set forth in Article VI of the Series B Preferred Stock Subscription Agreement have been satisfied in full without amendment, modification or waiver, except as disclosed to the Agent. American Ski will use all net proceeds received from the issuance of the Series B Preferred Stock as described in
Schedule 8.13 hereto.

     Section 5.30 Cerberus Purchase Agreement; Cerberus Amendment and Waiver Letter Agreement; Certificate of Designation. A true and complete copy of the Cerberus Purchase Agreement and the Series A Certificate of Designation has been delivered to the Agent. The Cerberus Purchase Agreement, the Series A Exchangeable Preferred Shares and the Senior Exchangeable Notes constitute the entire agreement between Cerberus, Madeleine LLC and their affiliates, on the one hand, and American Ski and its Restricted Subsidiaries and other Affiliates, on the other hand, and there are no other agreements, instruments or understandings by or between them. The Cerberus Purchase Agreement has not been modified, amended or supplemented and no consents or waivers have been granted thereunder except for the Cerberus Amendment and Waiver Letter Agreement and the letter dated July 20, 1999. The Cerberus Amendment and Waiver Letter Agreement


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

and the letter dated July 20, 1999 have been duly executed and delivered by Madeleine LLC and are enforceable against Madeleine LLC in accordance with their terms. The Series A Certificate of Designation has been duly authorized and filed by American Ski and is enforceable against American Ski in accordance with its terms.

     Section 5.31 Wolf Acquisition Agreement. A true and complete copy of the Wolf Acquisition Agreement has been delivered to the Agent. The Wolf Acquisition Agreement has not been modified, amended or supplemented and no consents or waivers have been granted thereunder.


                    ARTICLE 6. REPORTS AND INFORMATIONARTICLE

 Section 6.1 Interim Financial Statements and Reports.
--------------------------------------------------------------------------------

                  (a) As soon as available,  and in any event within  forty-five
(45) days after the end of each of the first three  quarters  and within  ninety
(90) days after the end of the fourth quarter of each fiscal year of American Ski, American Ski shall furnish to the Agent and each Lender: (i) consolidated and consolidating balance sheets of American Ski and its Restricted Subsidiaries, as of the end of such quarter and consolidated and consolidating statements of operations, shareholders' equity and cash flow of American Ski and its Restricted Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail;
(ii) a Compliance Certificate; and (iii) unconsolidated financial statements of the Unrestricted Subsidiaries similar to the financial statements described in clause (i) above.

                  (b) As soon as available, but in any event not more than thirty (30) days after the end of each month, American Ski shall furnish to the Agent and each Lender (i) consolidated and consolidating profit and loss statements of American Ski and each of its Restricted Subsidiaries for the period then ended all in reasonable detail and (ii) unconsolidated profit and loss statements of the Unrestricted Subsidiaries similar to the profit and loss statements described in clause (i) above.

                  (c) Not more than seven (7) days after the end of each month, the Borrowers shall furnish to the Agent and each Lender their then current year-to-date internally prepared, unaudited profit plan report in the form currently prepared by the Borrowers.

     Section 6.2 Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the


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Borrowers,  American Ski shall furnish to the Agent and each Lender: (a) audited consolidated and consolidating balance sheets of (i) American Ski and its Restricted Subsidiaries, and (ii) American Ski and its Subsidiaries, as of the end of such fiscal year, and consolidated and consolidating statements of operations, shareholders' equity and cash flow of (A) American Ski and its Restricted Subsidiaries and (B) American Ski and its Subsidiaries, for such fiscal year, in each case (other than the consolidating statements) reported on by Arthur Andersen LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, which report shall express, without reliance upon others, a positive opinion regarding the fairness of the presentation of such financial statements in accordance with generally accepted accounting principles consistently applied, said report to be without qualification, except in cases of unresolved litigation and accounting changes with which such accountants concur, together with the statement of such accountants that they have caused the provisions of this Agreement and the other Lender Agreements to be reviewed and that nothing has come to their attention to lead them to believe that any Default exists hereunder or specifying any Default and the nature thereof; (b) a Compliance Certificate; and (c) unconsolidated audited financial statements of the Unrestricted Subsidiaries similar to the financial statements described in clause (a) above. At the time of delivery of the annual audited financial statements, American Ski shall furnish to the Agent and each Lender copies of the written recommendations concerning the management, finances, financial controls, or operations of any Borrower or any Restricted Subsidiary received from American Ski's independent public accountants.

     Section 6.3 Annual Budget. On or before August 15 of each year, American Ski shall furnish to the Agent and each Lender (a) consolidated and consolidating projections of American Ski and its Restricted Subsidiaries and
(b) consolidated and consolidating projections of the proposed Capital Expenditures (which proposed expenditures shall be consistent with the limitations set forth in Section 9.7 hereof) of American Ski and its Restricted Subsidiaries, in each case, for the fiscal year just commenced, prepared on a quarter-by-quarter basis in accordance with generally accepted accounting principles consistently applied to the extent applicable to such projections and in such detail as the Agent may reasonably request.

     Section 6.4 Reports of Skier Visits. At the time of each delivery by American Ski of (a) interim financial statements and reports under Section 6.1 hereof and (b) annual financial statements under Section 6.2 hereof shall furnish to the Agent and the Lenders information setting forth (i) the number of paid skier visits and unpaid skier visits to each ski resort or skiing facility owned or operated by American Ski or any Restricted Subsidiary during each month of the applicable fiscal period and for the fiscal year-to-date and (ii) in comparative form the corresponding figures for the corresponding fiscal period of the previous fiscal and for the corresponding year-to-date of such previous fiscal year.

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

     Section 6.5 Notice of Defaults. As soon as possible, and in any event within five (5) days after the occurrence of each Default, American Ski shall furnish to the Agent and each Lender the statement of their chief executive officers or chief financial officers setting forth details of such Default and the action which American Ski has taken or propose to take with respect thereto.

     Section 6.6 Notice of Litigation. Promptly after the commencement thereof, American Ski shall furnish to the Agent and each Lender written notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting American Ski or any Restricted Subsidiary, which, if adversely determined, would have a Material Adverse Effect.

     Section 6.7 Communications with Others. If and when any debt or equity security of American Ski or any Restricted Subsidiary is or is proposed to be traded publicly, promptly after filing the same, American Ski shall furnish to the Agent and each Lender copies of all regular, periodic and special reports and all registration statements which American Ski or such Borrower files with the Commission or any Governmental Authority which may be substituted therefor, or with any national or regional securities exchange.

     Section 6.8 Reportable Events. At any time that American Ski or any Pension Affiliate has a Pension Plan, American Ski shall furnish to the Agent and each Lender, as soon as possible, but in any event within thirty (30) days after American Ski knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, the statement of the chief executive officers or chief financial officers of American Ski setting forth the details of such Reportable Event and the action which American Ski or any Pension Affiliate has taken or proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation.

     Section 6.9 Reports to other Creditors. Promptly after filing the same, American Ski shall furnish to the Agent and each Lender copies of any compliance certificate and other information furnished to any other holder of the securities (including the Senior Subordinated Notes, the Series A Exchangeable Preferred Stock, and any other debt obligations) of American Ski or any Restricted Subsidiary pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent or the Lenders pursuant to any other provision of this Agreement.

     Section 6.10 Communications with Independent Public Accountants. At any reasonable time and from time to time upon reasonable request, American Ski shall provide the Agent and the Lenders and any agents or representatives of the


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

Agent and the Lenders access to the independent public accountants of American Ski and its Restricted Subsidiaries to discuss their financial condition, including, without limitation any recommendations of such independent public accountants concerning the management, finances, financial controls or operations of American Ski and its Restricted Subsidiaries.

     Section 6.11 Environmental Reports. In the event that and to the extent that any of the following provides notice of circumstances, occurrences or events that have or could reasonably be expected to have a material impact on the operations of any Borrower, American Ski or the Borrowers shall furnish to the Agent and each Lender: (a) not later than seven (7) days after notice thereof, notice of any enforcement actions, or, to the knowledge of any Borrower, threatened enforcement actions affecting American Ski or any Restricted Subsidiary by any Governmental Authority related to Environmental Laws; (b) copies, promptly after they are received, of all orders, notices of responsibility, notices of violation, notices of enforcement actions, and assessments, and other written communications pertaining to any such orders, notices, claims and assessments received by American Ski or any Restricted Subsidiary from any Governmental Authority; (c) not later than seven (7) days after notice thereof, notice of any civil claims or threatened civil claims affecting American Ski or any Restricted Subsidiary by any third party alleging any violation of Environmental Laws or harm to human health, safety or the environment; (d) copies of all cleanup plans, site assessment reports, response plans, remedial proposals, or other submissions of American Ski or any Restricted Subsidiary, other third party (e.g., committee of potentially responsible parties at a Superfund site), or any combination of same, submitted to a Governmental Authority in response to any communication referenced in subsections (a) and (b) herein simultaneously with their submission to such Governmental Authority; and (e) from time to time, on reasonable request of the Agent, evidence satisfactory to the Agent of American Ski's and its Restricted Subsidiaries' insurance coverage, if any, for any environmental liabilities.

     Section 6.12 Notices Under Certain Agreements. American Ski and its Restricted Subsidiaries will provide the Agent with copies of all notices and other written communications given or received by them under the Cerberus Purchase Agreement, the Cerberus Amendment and Waiver Letter Agreement, the Series B Preferred Stock Agreements (excluding the Series B Preferred Stock Stockholders Agreement), the Kamori Stock Purchase Agreement and the Wolf Acquisition Agreement to the extent such notices relate to (a) defaults of American Ski or any Restricted Subsidiary or any other party under such agreements, (b) events which with the giving of notice or passage of time or both would constitute a default of American Ski or any Restricted Subsidiary or any other party under such agreements, (c) indemnification claims of American Ski or any Restricted Subsidiary under such agreements or (d) other material transactions under such agreements. Without limiting the generality of the foregoing, American Ski shall provide the Agent with written notice of any indemnification claims pursuant to Section 10(b) of the Kamori Stock Purchase


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

Agreement,  Section  7.02(c)  of  the  Series  B  Preferred  Stock  Subscription
Agreement  or  Section  5.10  of  the  Series  B  Preferred  Stock  Stockholders
Agreement.

         Section 6.13 Miscellaneous. American Ski shall provide the Agent and the Lenders with such other information as the Agent or the Lenders may from time to time reasonably request respecting the business, properties, prospects, condition or operations, financial or otherwise, of American Ski and its Restricted Subsidiaries.


                      ARTICLE 7. FINANCIAL COVENANTSARTICLE

         On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, American Ski and its Restricted Subsidiaries shall observe the following covenants:

     Section 7.1 Ratio of Consolidated Total Debt to Consolidated EBITDA. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter a ratio of (i) Consolidated Total Debt as of such date to
(ii) Consolidated EBITDA for the four-quarter period ending on such date of not more than the following levels as of the fiscal quarters indicated:

                    Fiscal Quarter Ratio Fiscal Quarter Ratio

         2000 Quarter 1 7.00-to-1.00     2001 Quarter 2 5.00-to-1.00
         2000 Quarter 2 5.50-to-1.00     2001 Quarter 3 4.50-to-1.00
         2000 Quarter 3 5.00-to-1.00     2001 Quarter 4 4.50-to-1.00
         2000 Quarter 4 5.00-to-1.00     2002 Quarter 1 4.50-to-1.00
         2001 Quarter 1 5.00-to-1.00     2002 Quarter 3 4.00-to-1.00
                                         and Thereafter

         Section 7.2 Ratio of Consolidated Adjusted Cash Flow to Consolidated Debt Service. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2000 fiscal quarter 3, for the four-quarter period ending on such date a ratio of (a) Consolidated Adjusted Cash Flow to (b) Consolidated Debt Service of not less than the following levels as of the end of each fiscal quarter indicated:

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

                  Fiscal Quarter                            Ratio

                  2000 Quarter 3                           1.10-to-1.00
                  2000 Quarter 4                           1.10-to-1.00
                  2001 Quarter 1                           1.10-to-1.00
                  2001 Quarter 2                           1.10-to-1.00
                  2001 Quarter 3                           1.25-to-1.00
                  2001 Quarter 4                           1.25-to-1.00
                  2002 Quarter 1                           1.25-to-1.00
                  2002 Quarter 2                           1.25-to-1.00
                  2002 Quarter 3                           1.50-to-1.00
                  and Thereafter

         Section 7.3 Ratio of Consolidated EBITDA to Consolidated Interest Expense. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter for the four-quarter period ending on such date a ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of not less than the following levels as of the end of each fiscal quarter indicated:

Fiscal Quarter      Ratio              Fiscal Quarter               Ratio

2000 Quarter 1      1.20-to-1.00       2001 Quarter 3               2.00-to-1.00
2000 Quarter 2      1.20-to-1.00       2001 Quarter 4               2.00-to-1.00
2000 Quarter 3      1.50-to-1.00       2002 Quarter 1               2.00-to-1.00
2000 Quarter 4      1.50-to-1.00       2002 Quarter 2               2.00-to-1.00
2001 Quarter 1      1.50-to-1.00       2002 Quarter 3               2.25-to-1.00
2001 Quarter 2      1.50-to-1.00       and Thereafter



     Section 7.4 Minimum Consolidated Net Worth. American Ski and its Restricted Subsidiaries shall maintain minimum Consolidated Net Worth at all times of not less than the sum of (a) $200,000,000 plus (b) 75% of cumulative Consolidated Net Income of American Ski and its Restricted Subsidiaries for the period after April 26, 1999 plus (c) all amounts received by American Ski or the Borrowers after the Closing Date from the issuance of equity interests.

     Section 7.5 Minimum  Consolidated  EBITDA.  American Ski and its Restricted
Subsidiaries shall have Consolidated EBITDA of not less than the amounts set forth below for the applicable fiscal quarter.

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

              Fiscal Quarter                        Minimum EBITDA

              1999 Quarter 4                       ($21,000,000)
              2000 Quarter 1                       ($21,000,000)
              2000 Quarter 2                         $25,000,000


                        ARTICLE 8. AFFIRMATIVE COVENANTS

         On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, American Ski and its Restricted Subsidiaries will comply with the following covenants and provisions:

     Section 8.1 Existence and Business. American Ski and each Restricted Subsidiary will (a) preserve and maintain its corporate or partnership existence and qualify and remain qualified as a foreign corporation or partnership in each jurisdiction in which such qualification is required except to the extent that any failure to remain qualified as a foreign corporation or partnership would not have a Material Adverse Effect, (b) preserve and maintain in full force and effect all material rights, licenses, patents and franchises, (c) comply in all material respects with all valid and applicable statutes, rules and regulations necessary for the conduct of business and (d) engage only in the businesses which they are conducting on the date of this Agreement (operation of all-season resort properties, including related hotel, restaurant and retail operations, but excluding the real estate development prohibited by Section 9.13 hereof); provided, however that a Restricted Subsidiary may merge into another Restricted Subsidiary or American Ski.

     Section 8.2 Taxes and Other Obligations. American Ski and each Restricted Subsidiary (a) will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all material taxes, assessments and other governmental charges, imposed upon each of them and its properties, sales and activities, or upon the income or profits therefrom, as well as the claims for labor, materials, or supplies which if unpaid might by law result in a lien or charge upon any of its properties; provided, however, that American Ski and any Restricted Subsidiary may contest any such charges or claims in good faith so long as (i) an adequate reserve therefor has been established and is maintained if and as required by generally accepted accounting principles and
(ii) no action to foreclose any such lien has been commenced and (b) will promptly pay or cause to be paid when due, or in conformance with customary trade terms (but not later than 60 days from the due date in the case of trade debt), all material lease obligations, trade debt and all other Indebtedness incident to its operations. American Ski and each Restricted Subsidiary shall


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cause all  applicable tax returns and all amounts due thereunder to be filed and paid, as the case may be, in order to maintain its good standing with the Internal Revenue Service and state, local and foreign tax authorities.

     Section 8.3 Maintenance of Properties and Leases. American Ski and each Restricted Subsidiary shall maintain, keep and preserve all of its material properties (tangible and intangible) in good repair and working order, ordinary wear and tear excepted. American Ski and each Restricted Subsidiary shall replace and improve its material properties as necessary for the conduct of its business. American Ski and each Restricted Subsidiary shall comply in all material respects with all leases naming it as lessee.

     Section 8.4 Insurance. American Ski and each Restricted Subsidiary (a) will keep its principal assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion or hazards, by extended coverage in an amount sufficient to avoid co-insurance liability and (b) will maintain with financially sound and reputable insurers insurance against other hazards and risks and liability to persons and property to the extent and in a manner satisfactory to the Lenders, and in any event as customary for companies in similar businesses similarly situated; provided, however, that on prior notice to the Agent and the Lenders it may effect workmen's compensation and general liability insurance through an insurance fund operated by such state or jurisdiction and may also be a self-insurer with respect to workmen's compensation and with respect to group medical benefits under any medical benefit plan. The provisions of the Security Agreements relating to insurance shall not be limited by the provisions of this
Section 8.4. On request of the Agent from time to time, American Ski will render to the Agent and the Lenders a statement in reasonable detail as to all insurance coverage required by this Section 8.4. A description of the material elements of insurance coverage of American Ski and its Restricted Subsidiaries as of the date hereof is set forth on Schedule 8.4.

     Section 8.5 Records, Accounts and Places of Business. American Ski and each Restricted Subsidiary shall maintain comprehensive and accurate records and accounts in accordance with generally accepted accounting principles consistently applied. American Ski and each Restricted Subsidiary shall maintain adequate and proper reserves. American Ski and each Restricted Subsidiary shall promptly notify the Agent of (a) any changes in the places of business of American Ski and any Restricted Subsidiary and (b) any additional places of business which may arise hereafter.

     Section 8.6 Inspection. At any reasonable time and from time to time, the Borrowers shall permit the Agent and the Lenders and any of the Agent's and the Lenders' agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, American Ski and its Subsidiaries and to discuss the affairs, finances and accounts of American Ski and any Subsidiary with any of their officers or directors and with American Ski's and its Subsidiaries' independent accountants. In addition, the Agent shall be entitled, and American Ski shall permit the Agent, to conduct


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

field examinations of American Ski and its Restricted Subsidiaries, at the Borrowers' sole expense and at any time or times in the Agent's reasonable discretion.

     Section 8.7 Maintenance of Accounts. American Ski and its Restricted Subsidiaries shall maintain their principal concentration and disbursement accounts with the Agent.

     Section 8.8 [Intentionally Omitted]

     Section 8.9 Ownership of Restricted Subsidiaries. American Ski will maintain legal and beneficial ownership, directly or indirectly, of 100% of the equity interests of each of the Restricted Subsidiaries as described on Schedule
8.9 hereto with only such exceptions as described on Schedule 8.9 hereto.

     Section 8.10 Survey and Surveyor's Certificate. Upon request of the Agent upon a Default not cured within any applicable cure period, or in the event that the Agent determines in its reasonable judgment that a survey is required to assure the location of future improvements constructed by American Ski or a Restricted Subsidiary on the Mortgaged Properties, American Ski shall provide the Agent with an instrument survey of the affected Mortgaged Property, such survey to be satisfactory to the Agent in form and substance and with respect to each survey, a certificate executed by the surveyor who prepares such survey dated as of a recent date and containing such information relating to the affected Mortgaged Property as the Agent or the title insurance company may require, such certificate to be satisfactory to the Agent in form and substance and sufficient to obtain the deletion of the survey exception in the title insurance policy furnished to the Agent with respect to the affected Mortgage Property.

      Section 8.11 Appraisals.

                  (a) The sum of (i) the Term Loans, (ii) the Maximum Revolving Credit Amount, (iii) the Letter of Credit Exposure and (iv) the outstanding amount of all other Indebtedness secured by any assets of the Borrowers (including secured Subordinated Indebtedness) shall not at any time exceed seventy-five percent (75%) of the Appraised Value of the Collateral (the "Loan to Value Ratio"). If at any time the Loan to Value Ratio exceeds 75%, then the Borrowers, jointly and severally, shall promptly (but no later than sixty (60) days thereafter, either (i) reduce the sum of such outstanding commitments or Indebtedness to a point where the Loan to Value Ratio is less than 75% or (ii) provide the Agent with additional Collateral satisfactory to the Agent in its discretion, and at the expense of American Ski, such that the 75% Loan to Value Ratio is satisfied.

                  (b) Upon the occurrence of and during any continuance of an Event of Default, the Agent shall have the right to obtain, at the cost and


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expense of the Borrowers,  updated  appraisals of the Collateral,  provided that the Borrowers shall not be obligated to pay for the costs and expenses associated with more than one such appraisal during any twelve (12) month period. The costs and expenses incurred by the Agent in obtaining such appraisals shall be paid by the Borrowers and American Ski, jointly and severally, forthwith upon billing or request by the Agent for reimbursement therefor.

     Section 8.12 Lease Renewal. The Borrowers will renew all leases set forth on Schedule 8.12 in accordance with their terms.

     Section 8.13 Use of Series B Preferred Stock Proceeds. American Ski will use all net proceeds received from the issuance of the Series B Preferred Stock as described on Schedule 8.13 hereto.

     Section 8.14 Environmental and Land Use Compliance. American Ski and its Restricted Subsidiaries, jointly and severally, will undertake and diligently pursue to completion the environmental and land use cleanup, compliance and permit requirements described on Schedule 8.14 attached hereto and incorporated herein by reference and will provide the Agent with documentation confirming the completion of the specified tasks by the dates specified for each task referenced on said Schedule 8.14. In addition, with each Compliance Certificate, American Ski shall provide the Agent with a report as to the status of their compliance and their efforts to comply with the obligations specified on
Schedule 8.14, and any information relevant to their ability or inability to obtain compliance with a particular obligation by the requisite scheduled date, any other environmental or land use cleanup, compliance or permit related matter which arises subsequent to the date hereof and which remains unresolved to the satisfaction of the Agent as of the date of the applicable Compliance Certificate.

     Section 8.15 Interest Rate Protection. American Ski will maintain Interest Rate Protection Agreements on notional amounts for not less than $32,500,000 at a rate and on terms satisfactory to the Agent.

     Section 8.16 Independence of Unrestricted Subsidiaries. American Ski and its Restricted Subsidiaries will conduct their business and operations separately from that of the Unrestricted Subsidiaries and will cause the Unrestricted Subsidiaries to conduct their business and operations separately from that of American Ski and its Restricted Subsidiaries, by (a) not commingling funds or other assets, (b) maintaining separate corporate and financial records and observing all corporate formalities, (c) paying their


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respective  liabilities  from their  respective  assets,  except pursuant to any
guarantees   extended  by  the   Restricted   Subsidiaries   of  obligations  of
Unrestricted    Subsidiaries   and   permitted   hereunder,    (d)   maintaining
capitalization adequate to meet their respective business needs and (e) conducting contractual dealings with third parties in their respective names and as separate and independent entities.

     Section 8.17 Forest Service Permits. The Borrowers hold certain rights under and by virtue of the Term Special Use Permits issued to the applicable Borrower by the Forest Service of the United States Department of Agriculture listed on Schedule 8.18 hereto (individually a "Forest Service Permit" and collectively the "Forest Service Permits"). The Borrowers will make no changes, alterations or amendments to any Forest Service Permit without the prior written consent of the Agent and except as would not have or reasonably be expected to have a material impact on the operations of any Borrower; provided, however, that changes or alterations in any master plan provided under or incorporated by reference in any Forest Service Permit will not constitute changes, alterations or amendments under this Section 8.18. Each Borrower will well and truly perform, or cause to be performed, all of its material obligations and agreements under the Forest Service Permits and under any renewals or extensions thereof and will not do or suffer anything which will impair any Forest Service Permit or which would be a Default hereunder.

     Section 8.18 Further Assurances. American Ski and each Restricted Subsidiary will cooperate with the Agent and the Lenders and execute such further instruments and documents as the Agent or the Lenders shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Lender Agreements.


                          ARTICLE 9. NEGATIVE COVENANTS

         On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, the Borrowers, jointly and severally, covenant that neither American Ski nor any Restricted Subsidiary will:

     Section 9.1 Restrictions on Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, either directly or indirectly, or otherwise become or remain liable with respect to, any Indebtedness, except the following:

                  (a) Indebtedness to the Lenders and the Agent under this Agreement, the Term Loan Notes, the Revolving Credit Notes, the other Lender Agreements.

                  (b)  Indebtedness  (i)  described on Schedule  5.16 hereto and
(ii) any renewals, extensions and refundings thereof which do not increase the amount thereof, extend the weighted average maturity of any thereof by more than 25%, provide any collateral in excess of collateral currently securing such Indebtedness (after giving effect to any existing after-acquired property clause) or grant, modify or amend any rights, remedies or interests of the holders thereof in a manner materially adverse to the interests of the Agent or the Lenders.

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                  (c)      The Senior Subordinated Notes and the subordinated
guaranties of the Restricted Subsidiaries with respect thereto.

                  (d) The Series A Exchangeable Preferred Stock and the Series B Preferred Stock.

                  (e) Subordinated Indebtedness incurred to the sellers of assets or stock in connection with Permitted Acquisitions, provided that such Indebtedness is unsecured, has a cash interest rate of not greater than 12% per annum, has no scheduled amortization until after payment in full of all Lender Obligations and is subordinated to the prior payment in full in cash of all Lender Obligations on terms and conditions approved in writing by the Agent.

                  (f) (i) Real Estate Guaranties; provided that the sum of Real Estate Guaranties and Direct Unrestricted Subsidiary Investments shall not exceed $25,000,000 at any time;

                           (ii) (A) Capitalized Lease Obligations and (B) Indebtedness of the Borrowers to purchase tangible assets to be used in the Borrower's operations in an amount not to exceed 100% of the purchase price of such assets, which Indebtedness may be secured by the assets so purchased but by no other assets; provided, however, that the aggregate amount under clauses (A) and (B) of this Section 9.1(f)(ii) shall not exceed $50,000,000;

                           (iii) Indebtedness of Persons that become Restricted Subsidiaries in connection with Permitted Acquisitions and not incurred in anticipation of such Permitted Acquisitions in an aggregate amount not to exceed $50,000,000; and

                           (iv)   Other unsecured Indebtedness in an amount not
to exceed $25,000,000; provided, however, that the total amount of all Indebtedness outstanding at any time under this clause (f) shall not exceed $100,000,000.

                  (g) Indebtedness consisting of indemnification and price adjustment obligations incurred in connection with Permitted Acquisitions.

                  (h)   Indebtedness   on   account  of   consolidated   current
liabilities (other than for money borrowed) incurred in the normal and ordinary course of business.

                  (i) Indebtedness in respect of (i) taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 8.2 hereof, (ii) judgments or awards which have been in force for less than the applicable appeal period so long as


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execution is not levied  thereunder  or in respect of which  American Ski or the
Restricted Subsidiary subject to such judgment or award shall at the time in good faith be prosecuting an appeal or proceedings for review in a manner satisfactory to the Agent and in respect of which a stay of execution shall have been obtained pending such appeal or review and for which adequate reserves have been established in accordance with generally accepted accounting principles and
(iii) endorsements made in connection with the deposit of items for credit or collection in the ordinary course of business.

                  (j) Indebtedness consisting of intercompany loans among American Ski and its Restricted Subsidiaries evidencing intercompany obligations with respect to the Revolving Credit Advances hereunder, and other intercompany loans among American Ski and its Restricted Subsidiaries provided that the aggregate outstanding principal amount of all such other intercompany loans shall not exceed $5,000,000 and no such loan shall be evidenced by a promissory note or other instrument unless such note has been pledged and delivered to the Agent as security for the Lender Obligations on terms and conditions acceptable to the Agent.

                  (k) Indebtedness of American Ski and its Restricted Subsidiaries under Interest Rate Protection Agreements entered into to protect American Ski and its Restricted Subsidiaries against fluctuations in interest rates so long as management of American Ski and its Restricted Subsidiaries has determined that the entering into of such Interest Rate Protection Agreements are bona fide hedging activities.

                  (l) Payment and performance bonds entered into in the ordinary course of business in support of the activities of American Ski and its Restricted Subsidiaries.

     Section 9.2 Restriction on Liens. Create or incur or suffer to be created or incurred or permit to exist any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or transfer any of such property or assets for the purposes of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors, or acquire or agree or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including Capitalized Leases) or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over the claims of its general creditors, or sell, assign, pledge or otherwise transfer for security any of its accounts, contract rights, general intangibles, or chattel paper (as those terms are defined in the UCC) with or without recourse (each of the foregoing, a "Lien"); provided, however, that any Restricted Subsidiary may create or incur or suffer to be created or incurred or permit to exist the following (the "Permitted Liens"):

                  (a) Liens described on Schedule 5.16 securing certain existing Indebtedness and any renewals, extensions and refundings thereof which do not


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increase the amount thereof, extend such lien to any other property or assets of the Restricted Subsidiaries or grant, modify or amend any rights, remedies or interests of the holders thereof in a manner materially adverse to the interests of the Agent or the Lenders.

                  (b) Purchase money security interests (which term shall include mortgages, conditional sale contracts, Capitalized Leases and all other title retention or deferred purchase devices) to secure the purchase price of property acquired hereafter by any Restricted Subsidiary, or to secure Indebtedness incurred solely for the purpose of financing such acquisitions; provided, however, that no such purchase money security interests shall extend to or cover any property other than the property the purchase price of which is secured by it, and that the principal amount of Indebtedness (whether or not assumed) with respect to each item of property subject to such a security interest shall not exceed the fair value of such item on the date of its acquisition; and liens securing Indebtedness permitted under Section 9.1(f)(iii) on assets acquired in connection with Permitted Acquisitions and subject to such liens from the incurrence of such Indebtedness.

                  (c) Deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security; liens in respect of judgments or awards to the extent such judgments or awards are permitted as Indebtedness by the provisions of
Section 9.1(i); and liens for taxes, assessments or governmental charges or levies and liens to secure claims for labor, material or supplies and liens securing obligations to carriers, warehousemen and mechanics to the extent that payment thereof shall not at the time be required to be made in accordance with
Section 8.2.

                  (d) Encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which do not materially detract from the value of such property or impair its use in the business of the owner or lessee.

                  (e) Liens (other than judgments and awards) created by or resulting from any litigation or legal proceeding which has not yet resulted in an Event of Default, provided that the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings satisfactory to the Agent.

                  (f) Liens arising by operation of law to secure landlords, lessors or renters under leases or rental agreements made in the ordinary course of business and confined to the premises or property rented.

                  (g) Liens in favor of the Agent for the benefit of the Lenders securing the Lender Obligations.

                  (h) Other Liens not otherwise permitted hereunder securing Indebtedness in an amount not to exceed $5,000,000.

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

Nothing contained in this Section 9.2 shall permit any Restricted Subsidiary to incur any Indebtedness or take any other action or permit to exist any other condition which would be in contravention of any other provision of this Agreement.

     Section 9.3 Investments. Have outstanding or hold or acquire or make or commit itself to acquire or make any Investment except the following:

                  (a)  Existing   Investments   in   Unrestricted   Subsidiaries
described  on Schedule  5.4,  including  the  Investment  in ASCRP  described on
Schedule 8.13 and other existing Investments described on Schedule 9.3.

                  (b) Investments having a maturity of less than one year from the date thereof by the Borrower or any Restricted Subsidiary in: (i) obligations of the Agent or any of the Lenders; (ii) obligations of the United States of America or any agency or instrumentality thereof; (iii) repurchase agreements involving securities described in clauses (i) and (ii) with the Agent or any of the Lenders; and (iv) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, or their successors.

                  (c) Investments in Restricted Subsidiaries or other assets as a result of Permitted Acquisitions.

                  (d) Investments received as consideration from the sale of assets otherwise permitted hereunder, which Investments are pledged to the Agent on terms and conditions acceptable to the Agent.

                  (e) Investments consisting of advances to employees in the ordinary course of business in an amount not to exceed $2,000,000 in the aggregate at any time outstanding.

                  (f)   Investments   consisting  of  Interest  Rate  Protection
Agreements to the extent permitted under Section 9.1(k).

                  (g) Guaranties to the extent permitted under Section 9.1(f)(i) and (iv) and Section 9.5.

                  (h) Investments of American Ski in Unrestricted Subsidiaries, as follows:

                           (i)  Direct  Unrestricted   Subsidiary   Investments;
         provided that the sum of Direct Unrestricted Subsidiary Investments and Real Estate Guaranties shall not exceed $25,000,000 at any time;

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

                           (ii) Indirect Unrestricted Subsidiary Investments in an amount not to exceed $25,000,000; provided that the aggregate amount of the Investments under clauses (i) above and this clause (ii) shall not exceed $40,000,000, except that if American Ski has Consolidated EBITDA in any immediately preceding fiscal year of $75,000,000 or more, this restriction shall not apply to Investments made in the then current fiscal year; and

                           (iii) Investments consisting of contributions to Unrestricted Subsidiaries of Excess Real Property not included in appraisals of the Mortgaged Property.

                  (i) Investments acquired in connection with the bankruptcy or workout of account debtors.

                  (j) Investments consisting of (i) Pico's ownership of (A) 2001 shares of the capital stock of Uplands Water, constituting approximately 95% of the issued and outstanding capital stock thereof and (B) 61 shares of the capital stock of Alpine Pipeline and all related wastewater disposal units, (ii) Sugarloaf Mountain Corporation's ownership of a 10% interest in Sugarloaf Land Partners I and a 10% interest in Sugarloaf Land Partners II and (iii) ASC Utah's rights to acquire stock in Community Water Company.

                  (k) Investments in Restricted Subsidiaries.

                  (l) Other Investments in an aggregate amount not to exceed $5,000,000.

     Section 9.4 Mergers, Acquisitions, Etc. Enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, except for (a) the merger of a Restricted Subsidiary into another Restricted Subsidiary or into American Ski, (b) acquisitions approved in writing by the Majority Lenders and
(c) Permitted Acquisitions.

     Section 9.5 Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except that American Ski and its Restricted Subsidiaries (a) may pay reasonable salaries, fees and bonuses to their directors, officers and employees as are usual and customary in American Ski's or its Restricted Subsidiaries' business, (b) may enter into transactions among each other on terms that are not materially less favorable to American Ski or any Restricted Subsidiary than those which could be obtained at the time from Persons who are not Affiliates and which transactions (to the extent in excess of $250,000 for each transaction or a series of related transactions) are disclosed to the Agent in Compliance Certificates, (c) may enter into


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Investments  permitted  under Section  9.3(i) hereof and Real Estate  Guaranties permitted under Section 9.1(h) hereof, (d) may enter into and perform their obligations under the Lender Agreements and (e) may purchase on or before October 31, 1999 certain assets from Leslie B. Otten from the proceeds of the Series B Preferred Stock as described in Schedule 8.13.

     Section 9.6 Distributions. Make any Distribution or make any other payment on account of the purchase, acquisition, redemption, or other retirement of any shares of stock, whether now or hereafter outstanding, except that (a) American Ski may make Distributions not to exceed, in the aggregate, 50% of cumulative Consolidated Net Income after April 25, 1999 provided, that after giving pro forma effect to such Distribution, the ratio of Consolidated Total Debt to Consolidated EBITDA does not exceed 4.0-to-1 and American Ski's Restricted Subsidiaries may make lawful Distributions to American Ski in an aggregate amount equal to the Distributions which American Ski is entitled to make under this clause (a) and provided further that no Default shall exist at the time of or be caused by any such Distribution; and (b) Restricted Subsidiaries of American Ski may make Distributions to American Ski and to other Restricted Subsidiaries of American Ski.

     Section 9.7 Capital Expenditures. Make any Capital Expenditure except that:

                  (a) For their fiscal year 2000, American Ski and its Restricted Subsidiaries may make Capital Expenditures not to exceed the sum of
(i) up to $3,500,000 for the purchase of assets from Leslie B. Otten plus (ii) $23,100,000.

                  (b) For each fiscal year after their fiscal year 2000, American Ski and its Restricted Subsidiaries may make Capital Expenditures in each fiscal year of not more than the lesser of (a) $35,000,000 or (b) (i) Consolidated EBITDA for the four fiscal quarters ended in April of the previous fiscal year less (ii) Consolidated Debt Service for the four fiscal quarters ended in April of the previous fiscal year.

                  (c) In addition to the Capital Expenditures permitted under clauses (a) and (b) above, American Ski and its Restricted Subsidiaries may make Capital Expenditures not to exceed $30,000,000 to be used for the purchase, construction and installation of a gondola ski lift at Heavenly Valley Ski Resort.

     Section 9.8 Dispositions of Assets. Sell, lease or otherwise dispose of any assets except for (a) the sale, lease or other disposition of inventory, including residential real property held for resale, in the ordinary course of business, (b) the Permitted Dispositions and (c) Permitted Non-Strategic Asset Sales.

     Section  9.9  Assumptions,   Guaranties,  Etc.  of  Indebtedness  of  Other
Persons.  Assume,  guarantee,  endorse or  otherwise  be or become  directly  or


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

contingently liable (including, without limitation, by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in any Person or otherwise assure the creditors of any such Person against loss) in connection with any Indebtedness of any other Person, except for (a) Real Estate Guaranties, (b) Guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (c) Guaranties which constitute Investments permitted under Section 9.3 hereof.

     Section 9.10 ERISA. At any time while American Ski or any of its Subsidiaries has a Pension Plan, permit any accumulated funding deficiency to occur with respect to any Pension Plan or other employee benefit plans established or maintained by American Ski or any of its Subsidiaries or to which contributions are made by the American Ski or any of its Subsidiaries (the "Plans"), and which are subject to the "Pension Reform Act" and the rules and regulations thereunder or to Section 412 of the Internal Revenue Code, and at all times comply in all material respects with the provisions of the Act and Code which are applicable to the Plans. American Ski will not permit the Pension Benefit Guaranty Corporation to cause the termination of any Pension Plan under circumstances which would cause the lien provided for in Section 4068 of the Pension Reform Act to attach to the assets of American Ski or any of its Subsidiaries.

     Section 9.11 Sale and Leaseback. Sell or transfer any of its properties with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred.

     Section 9.12 Restrictive or Inconsistent Agreements. Enter into any agreement (a) other than the Lender Agreements, the Senior Subordinated Notes Indenture and related guaranties of Restricted Subsidiaries, the Cerberus Purchase Agreement and the Series B Preferred Stock Agreements, which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining or otherwise imposes any materially adverse or burdensome condition upon, the declaration or payment of dividends or distributions, the incurrence of Indebtedness, the granting of liens (except for customary restrictions against liens on assets leased under Capitalized Leases permitted hereunder), the making of loans or advances to American Ski or any of its Restricted Subsidiaries or the amendment or modification of any of the Lender Agreements or
(b) containing any provision that would be violated or breached by any Loan or the performance by American Ski or any of its Restricted Subsidiaries of its obligations hereunder or under any of the Lender Agreements.

     Section 9.13 Limitations on Real Estate Operations. Engage in any real estate development activities involving acquisition of land intended for resale (except incident to a Permitted Acquisition) or development of residential subdivisions, condominium units, hotels or related infrastructure and utilities, except through the Unrestricted Subsidiaries and except for Real Estate Capital Expenditures to the extent permitted under Section 9.7 hereof.

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     Section  9.14 Fiscal Year.  Change their fiscal year from the  twelve-month period ending on the last Sunday of July of each year.

     Section 9.15 Limitation on Excess Proceeds. So long as applicable, permit Excess Proceeds (as defined in the Senior Subordinated Notes Indenture) at any time to exceed $7,500,000.

     Section 9.16 No Amendment of Subordinated Notes, Cerberus Purchase Agreement, or Series B Preferred Stock Agreements. Enter into any amendment, modification or waiver of or supplement to any of the terms or provision of Senior Subordinated Notes, the Senior Subordinated Notes Indenture, the Cerberus Purchase Agreement, the Series A Certificate of Designation or the Series B Preferred Stock Agreements (except for amendments, modifications, waivers and supplements of the Series B Preferred Stock Stockholders Agreement) without the prior written consent of the Majority Lenders.

     Section 9.17 Exchange of Cerberus 10 1/2% Repriced Convertible Exchangeable Preferred Stock and Amended and Restated Registration Rights Agreement Penalties. Exercise its rights under Section 7 of the Series A Certificate of Designation to convert the Cerberus 10 1/2% Repriced Convertible Exchangeable Preferred Stock into 10 1/2% Repriced Subordinated Debentures (as defined in the Certificate of Designation) without the prior written consent of the Majority Lenders or incur any Registration Delay Fees (as defined in the Amended and Restated Registration Rights Agreement) pursuant to Section 2.1(b) of the Amended and Restated Registration Rights Agreement without the prior written consent of the Agent.

     Section 9.18 Limitation on Issuance of Capital Stock. American Ski will not, and will not permit any of its Restricted Subsidiaries to, issue (a) any class of preferred stock (other than the Series A Exchangeable Preferred Stock and the Series B Preferred Stock) or (b) any class of redeemable (except at the sole option of American Ski or such Restricted Subsidiary) common stock.


                   ARTICLE 10. EVENTS OF DEFAULT AND REMEDIES

     Section 10.1 Events of Default. Each of the following events shall be deemed to be Events of Default hereunder:

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                  (a) American Ski or any  Restricted  Subsidiary  shall fail to make any payment in respect of (i) the principal of any of the Lender Obligations as the same shall become due, whether at the stated payment dates, required prepayment or by acceleration, demand or otherwise, or (ii) interest or commitment fees on or in respect of any of the Lender Obligations as the same shall become due, and such failure shall continue for a period of five (5) days.

                  (b) American Ski or any Restricted Subsidiary shall fail to perform or observe any of the terms, covenants, conditions or provisions of Articles 6, 7, 8 or 9 hereof; provided, however, that with respect to the terms, covenants, conditions and provisions of Article 6 only (except for Sections 6.5, 6.6 and 6.11), the Agent shall notify American Ski of American Ski's failure to provide the required reports when due and the Agent shall allow American Ski five (5) days to comply with the terms, covenants, conditions and provisions of
Article 6.

                  (c) American Ski or any Restricted Subsidiary shall fail to perform or observe any other term, covenant, condition or provision to be performed or observed by American Ski or any Restricted Subsidiary under this Agreement or any other Lender Agreement, and such failure shall not be rectified or cured to the Agent's satisfaction within thirty (30) days after written notice thereof to American Ski.

                  (d) Any representation or warranty of American Ski or any Restricted Subsidiary herein or in any other Lender Agreement or any amendment to any thereof shall have been materially false or misleading at the time made or intended to be effective.

                  (e) American Ski or any Restricted Subsidiary (i) shall fail to make any payment of principal of or interest on Indebtedness for money borrowed of American Ski or any Restricted Subsidiary with an outstanding principal amount of greater than $2,000,000 or any Guaranty of money borrowed with an outstanding principal amount of greater than $2,000,000 when such payment is due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or shall fail to perform or observe any provision of any agreement or instrument relating to such Indebtedness, and such failure shall permit the holder thereof to accelerate such Indebtedness or (ii) shall fail to observe or perform its covenants, agreements and obligations under any other material lease or other agreement by which it is bound, including any leasing facility with any of the Lenders or their affiliates.

                  (f) American Ski or any Restricted Subsidiary shall be involved in financial difficulties as evidenced:

                           (i) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

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                           (ii)  by its  filing  an  answer  or  other  pleading
         admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition;

                           (iii) by the entry of an order for relief in any involuntary case commenced under said Title 11;

                           (iv) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief;

                           (v) by the entry of an order by a court of competent jurisdiction (1) finding it to be bankrupt or insolvent, (2) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (3) assuming custody of, or appointing a receiver or other custodian for all or a substantial part of its property and such order shall not be vacated or stayed on appeal or otherwise stayed within 30 days;

                           (vi) by the filing of a petition against American Ski or any Restricted Subsidiary under said Title 11 which shall not be vacated within 30 days; or

                           (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.

                  (g) There shall have occurred a judgment  against American Ski or any Restricted Subsidiary in any court (i) for an amount in excess of $2,000,000 and from which no appeal has been taken or with respect to which all appeal periods have expired, unless such judgment is, to the Agent's satisfaction, insured against in full (less the applicable policy deductible) or
(ii) which shall have a Material Adverse Effect.

                  (h) The adoption of a plan relating to the liquidation or dissolution of American Ski.

                  (i) The first day on which more than one-third of the members of the Board of Directors of American Ski are not Continuing Directors.

                  (j) Any  person or group of  persons  within  the  meaning  of
Section 13 or 14 of the Securities Exchange Act of 1934, as amended,  other than


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the Otten  Shareholders and Oak Hill,  shall own of record or beneficially  more than 30% of the issued and outstanding capital stock of American Ski.

                  (k)      [Intentionally Omitted]

                  (l) American Ski shall cease to own, directly or indirectly, of record and beneficially all of the issued and outstanding capital stock of any Material Restricted Subsidiary, except as a result of a Permitted Disposition or the exercise of the Sugarloaf warrants described on Schedule 8.9 hereto. For purposes of this Section 10.1(l), a "Material Restricted Subsidiary" shall mean a Restricted Subsidiary (i) whose assets constitute greater than 5% of the consolidated assets of American Ski and its Restricted Subsidiaries or
(b) whose revenues contributed greater than 5% of the consolidated revenues of American Ski and its Restricted Subsidiaries for any fiscal year during the preceding three fiscal years.

                  (m)  Any  of  the  Lender   Agreements   shall  be   canceled,
terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent; or any Lender Agreement, or any Lien granted thereunder, shall (except in accordance with its terms or the terms of this Agreement), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Borrower or Guarantor; or any Lien securing any Lender Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by a Lender Agreement or the terms of this Agreement and except to the extent that any such Lien has ceased to be a perfected first priority Lien solely due to an act or omission by the Agent or a Lender; or any action at law suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Lender Agreements shall be commenced by or on behalf of American Ski or any Restricted Subsidiary, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Lender Agreements is illegal, invalid or unenforceable in accordance with the terms thereof.

                  (n) American Ski or any Restricted Subsidiary shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of American Ski or such Restricted Subsidiary.

                  (o) American Ski shall make a claim for indemnification under the Kamori Stock Purchase Agreement in an amount in excess of $250,000.

                  (p) The subordination provisions relating to any Subordinated Indebtedness shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Lender Obligation shall fail to constitute Senior Indebtedness (or similar term, as defined in any such Subordinated


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

Indebtedness) or any Borrower, Guarantor, Restricted Subsidiary or any holder of Subordinated Indebtedness shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the provisions of the Subordinated Indebtedness, (ii) that any of such provisions of Subordinated Indebtedness exist for the benefit of the Agent and each Lender or
(iii) that all payments of principal or interest with respect to any such Subordinated Indebtedness made by the Borrower, any Guarantor or any Restricted Subsidiary, or realized from the liquidation of any property of the Borrower, any Guarantor or any Restricted Subsidiary, shall be subject to any of such provisions of Subordinated Indebtedness.

     Section 10.2 Remedies. Upon the occurrence of an Event of Default, in each and every case, the Agent may, and upon the request of the Majority Lenders shall, proceed to protect and enforce the rights of the Agent and the Lenders by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement or any other Lender Agreement or in any instrument delivered to the Agent or the Lenders pursuant hereto or thereto, or in aid of the exercise of any power granted in this Agreement, any Lender Agreement or any such instrument, and (unless there shall have occurred an Event of Default under Section 10.1(f), in which case the unpaid balance of the Lender Obligations shall automatically become due and payable without notice or demand) by notice in writing to the Borrowers (a) declare the obligations of the Lenders to make Revolving Credit Advances, the obligation of the Swing Line Lender to make Swing Line Loans and the obligations of the Issuing Bank to issue, extend or renew Letters of Credit to be terminated, whereupon such obligations shall be terminated, (b) declare all or any part of the unpaid balance of the Lender Obligations then outstanding to be forthwith due and payable, whereupon such unpaid balance or part thereof shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Agent may proceed to enforce payment of such balance or part thereof in such manner as the Agent may elect, and the Agent and each Lender may offset and apply toward the payment of such balance or part thereof any Indebtedness of the Agent or any Lender to any Borrower or to any Subsidiary, or to any obligor of the Lender Obligations, including any Indebtedness represented by deposits in any general or special account maintained with the Agent or any Lender or with any other Person controlling, controlled by or under common control with the Agent or any Lender and (c) demand that the Borrowers provide cash collateral to the Agent as security for the Revolving Credit Lenders in an amount equal to 105% of the Letter of Credit Exposure which the Borrowers shall provide to the Agent immediately upon such demand.

     Section 10.3 Distribution of Proceeds. Notwithstanding anything to the contrary contained herein, in the event that following the occurrence or during the continuance of any Event of Default, the Agent or any Lender receives any monies on account of the Lender Obligations from the Borrowers or otherwise, such monies shall be distributed for application as follows:

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

                  (a) First, to the payment of or the reimbursement of, the Agent for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, or in connection with the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any other Lender Agreement;

                  (b) Second, to the payment of all interest, including interest on overdue amounts, and late charges, then due and payable with respect to the Loans, allocated among the Lenders in proportion to their respective Commitment Percentages;

                  (c) Third, to the payment of the outstanding principal balance of the Loans, allocated among the Lenders in proportion to their respective Commitment Percentages;

                  (d) Fourth, to any other outstanding Lender Obligations, allocated among the Lenders in proportion to their respective Commitment Percentages; and

                  (e) Fifth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

               ARTICLE 11. CONSENTS; AMENDMENTS; WAIVERS; REMEDIES

     Section 11.1 Actions by Lenders. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lenders, including without limitation under Section 11.2, may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by American Ski or any Restricted Subsidiary of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of American Ski, the Borrowers and the Majority Lenders; provided, however, that (a) no amendment of Section 2.18 may be made without the consent of the Swing Line Lender, (b) no amendment of Article 13 may be made without the consent of the Agent and (c) without the written consent of all
Lenders:

                           (i) no reduction in the interest rates on or any fees or refinancing premium relating to the Loans shall be made;

                           (ii) no extension or postponement shall be made of the stated time of payment of the principal amount of, interest on, or fees payable to the Lenders or the Swing Line Lender relating to the Term Loans and the Revolving Credit Advances or the Swing Line Loans, respectively;

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

                           (iii) no change in the Maximum Revolving Credit Amount or the principal amount of the Term Loans and extension of the Revolving Credit Termination Date or the Term Loan Maturity Date shall be made;

                           (iv) no release of all or substantially all of the collateral security for, or any material guarantor of, the Lender Obligations shall be made;

                           (v) no change in the definition of the term "Majority Lenders" shall be made; and

                           (vi) no change in the provisions of Section 12.1(a) or this Section 11.1 shall be made.

     Section 11.2 Actions by Borrowers. No delay or omission on the Agent's or the Lenders' part in exercising their rights and remedies against American Ski, the Borrowers or any other interested party shall constitute a waiver. A breach by American Ski or any Borrower of its obligations under this Agreement may be waived only by a written waiver executed by the Agent and the Lenders in accordance with Section 11.1. The Agent's and the Lenders' waiver of American Ski's or a Borrower's breach in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by applicable law, American Ski and the Borrowers, jointly and severally, hereby agree to waive, and do hereby absolutely and irrevocably waive, (a) all presentments, demands for performance, notices of protest and notices of dishonor in connection with any of the Indebtedness evidenced by the Term Loan Notes, the Revolving Credit Notes and the Swing Line Note (b) any requirement of diligence or promptness on the Agent's or the Lenders' part in the enforcement of their rights under the provisions of this Agreement or any Lender Agreement and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to its liability (i) under this Agreement or in respect of the Indebtedness evidenced by the Term Loan Notes, the Revolving Credit Notes and the Swing Line Note, or any other Lender Obligation or (ii) under any other Lender Agreement. No course of dealing between any American Ski or any Borrower or American Ski and the Borrowers collectively and the Agent or the Lenders shall operate as a waiver of any of the Agent's or the Lenders' rights under this Agreement or any Lender Agreement or with respect to any of the Lender Obligations. This Agreement shall be amended only by a written instrument executed by the Agent and the Lenders in accordance with Section 11.1 making explicit reference to this Agreement. The Agent's and the Lenders' rights and remedies under this Agreement and under all subsequent agreements between the Agent, the Lenders, American Ski and the Borrowers shall be cumulative and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be applicable to the Agent and the Lenders in law or at equity.

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


                       ARTICLE 12. SUCCESSORS AND ASSIGNS

     Section 12.1 General. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (which shall include in the case of the Agent or any Lender any entity resulting from a merger or consolidation) and assigns, except that (a) neither American Ski nor any Borrower may assign its rights or obligations under this Agreement and (b) each Lender may assign its rights in this Agreement only as set forth below in this Article 12.

     Section 12.2      Assignments

                  (a) Assignments. In compliance with applicable laws with respect to such assignment and with the consent of the Agent and, so long as no Event of Default has occurred and except for assignments between and among the Lenders, affiliates of the Lenders or an Approved Fund, American Ski on behalf of the Borrowers (which consents shall not be unreasonably withheld), a Lender may assign to one or more financial institutions (each a "Successor Lender") a proportionate part of its rights and obligations in connection with this Agreement, its Term Loan Note and/or its Revolving Credit Note and the related Lender Agreements and each such Successor Lender shall assume such rights and obligations pursuant to an Assignment and Acceptance Agreement ("Assignment and Acceptance Agreement") duly executed by such Successor Lender and such assigning Lender and acknowledged and consented to by the Agent and, so long as no Event of Default has occurred and except for assignments between and among the Lenders, affiliates of the Lenders or an Approved Fund, American Ski on behalf of the Borrowers, substantially in the form of Exhibit P attached hereto. Any assignment under this Section 12.2(a) shall be of the Maximum Revolving Credit Amount and for the term Loans in an aggregate minimum amount of $5,000,000 except that there shall be no minimum assignment amount in the case of (i) assignments between and among the Lenders, affiliates of the Lenders or an Approved Fund and (ii) an assignment of a Lender's total remaining interest that is in an amount less than $5,000,000. In connection with any assignment under this Section 12.2(a) there shall be paid to the Agent by the assigning Lender or the Successor Lender an administrative processing fee in the amount of $2,500.

                  (b) Assignment Procedures. In the event of an assignment in accordance with Section 12.2(a), upon execution and delivery of such an assignment at least five (5) Business Days prior to the proposed assignment date, and payment by such Successor Lender to the assigning Lender of an amount equal to the purchase price agreed between such assigning Lender and such Successor Lender, such Successor Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of a Lender under this Agreement and the other Lender Agreements with an interest therein as set forth in such assignment, and such assignor making such assignment shall be


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

released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any such assignment, the assigning Lender, the Successor Lender and the Borrowers shall make appropriate arrangements so that, if required, a new Term Loan Note and Revolving Credit Note are issued to the Successor Lender and a replacement Term Loan Note and/or Revolving Credit Note is issued to the assigning Lender in principal amounts reflecting their respective revised interests.

                  (c) Register. The Agent shall maintain a register (the "Register") for the recordation of (i) the names and addresses of all Successor Lenders that enter into Assignment and Acceptance Agreements, (ii) the interests of each Lender, (iii) the principal amount of the Term Loans owing to each Term Loan Lender from time to time, (iv) the amounts of the Revolving Credit Advances owing to each Revolving Credit Lender from time to time and (v) the amounts of the Swing Line Loans owing to the Swing Line Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Further Assurances. American Ski and the Borrowers shall sign such documents and take such other actions from time to time reasonably requested by the Agent or a Lender to enable any Successor Lender to share in the benefits and rights created by the Lender Agreements.

                  (e) Assignments to Federal Reserve Bank. Any Lender at any time may assign all or any portion of its rights under this Agreement, its Term Loan Note and/or its Revolving Credit Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

                  (f) Assignments of Security Agreements/Endorsements to Title Policies. In connection with the assignment by a Lender of its rights under this Agreement, its Term Loan Note and/or its Revolving Credit Note, such Lender shall assign all of its rights under the Security Agreements to the applicable Successor Lender. In connection with the assignment of the Mortgages and the Collateral Assignment of Leases from such Lender to such Successor Lender, American Ski and the Borrowers shall provide the Agent with appropriate and acceptable endorsements to the title policies insuring the Lien of the Mortgages, if any are required, reflecting the Assignment of the Mortgages and the Assignment of Leases to such Successor Lender in form and substance acceptable to the Agent and the Successor Lender.

     Section 12.3 Participations. Any Lender may, without the consent of the Borrowers or the Agent, at any time grant or offer to grant to one or more financial institutions ("Credit Participants") participating interests in such Lender's rights and obligations in this Agreement, its Term Loan Note, its Revolving Credit Note and the related Lender Agreements, and each such Credit


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

Participant shall acquire such participation subject to the terms set forth below.

                  (a) Procedure. Each Lender granting such participation shall comply with all applicable laws with respect to such transfer and shall remain responsible for the performance of its obligations hereunder and under the other Lender Agreements and shall retain the sole right and responsibility to exercise its rights and to enforce the obligations of American Ski and the Borrowers hereunder and under the other Lender Agreements, including the right to consent to any amendment, modification or waiver of any provision of any Lender Agreement, except for those matters referred to in Section 11.1 which require the consent of all Lenders and which may also require the consent of each Credit Participant.

                  (b) Dealing with Lenders. American Ski and the Borrowers shall continue to deal solely and directly with the Lenders in connection with their rights and obligations under this Agreement and the other Lender Agreements.

                  (c) Rights of Credit Participants. The Borrowers agree that each Credit Participant shall, to the extent provided in its participation instrument, be entitled to the benefits of Sections 2.9, 2.10, 2.11, 2.13, 2.14 and 14.5, and the set-off rights in Section 10.2 with respect to its participating interest; provided, however, that no Credit Participant shall be entitled to receive any greater payment under such Sections than the Lender granting such participation would have been entitled to receive with respect to the interests transferred.

                  (d) Notice. At the time of granting any participation, the Lender granting such participation shall notify the Agent and the Borrowers.

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                              ARTICLE 13. THE AGENT

     Section 13.1 Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Lender Agreements as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Lender Agreements (including, without limitation, enforcement or collection of the Term Loan Notes and the Revolving Credit Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the other Lender Agreements or applicable law. Subject to the foregoing provisions and to the other provisions of this Article 13, the Agent shall, on behalf of the Lenders: (a) execute any documents on behalf of the Lenders providing collateral for or guarantees of the Lender Obligations; (b) hold and apply any collateral for the Lender Obligations, and the proceeds thereof, at any time received by it, in accordance with the provisions of this Agreement and the other Lender Agreements; (c) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the other Lender Agreements, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 11.1; (d) at the direction of the Lenders, execute, deliver and file UCC financing statements, mortgages, deeds of trust, lease assignments and such other agreements in respect of any collateral for the Lender Obligations, and possess instruments included in the collateral on behalf of the Lenders; and (e) in the event of acceleration of American Ski's or the Borrowers' Indebtedness hereunder, act at the direction of the Majority Lenders to exercise the rights of the Lenders hereunder and under the other Lender Agreements.

     Section 13.2 Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Lender Agreements, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Term Loan Note or any Revolving Credit Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form required under Article 12 hereof; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Lender Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Lender

Agreements on the part of the Borrowers or any other Person or to inspect the property (including the books and records) of the Borrowers or any other Person;
(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Lender Agreements or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Lender Agreements by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or telegram) believed by the Agent to be genuine and signed or sent by the proper party or parties.

     Section 13.3 Agent as a Lender. With respect to its interest in its Commitment Percentage of the Loans hereunder, BankBoston, N.A. shall have the same rights and powers under this Agreement and the other Lender Agreements as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lender(s)" shall, unless otherwise expressly indicated, include BankBoston, N.A. in its individual capacity. BankBoston, N.A. and its affiliates may lend money to, and generally engage in any kind of business with, any Borrower, any Affiliate of any Borrower and any Person who may do business with or own securities of any Borrower or any such Affiliate of any Borrower, all as if BankBoston, N.A. were not the Agent and without any duty to account therefor to the Lenders.

     Section 13.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 5.9 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     Section 13.5 Indemnification of Agent. Each Lender agrees to indemnify the Agent and its directors, officers, employees and agents (to the extent that the Agent is not reimbursed by the Borrowers), ratably according to each Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or its directors, officers, employees or agents in any way relating to or arising out of this Agreement or any other Lender Agreement or any action taken or omitted by the Agent in such capacity under this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or wilful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Lender Agreement, to the extent that the Agent is not reimbursed for such expenses by American Ski the Borrowers.

     Section 13.6 Successor Agent. Except as provided below, the Agent may resign at any time by giving written notice thereof to the Lenders and American Ski. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent which shall be reasonably acceptable to American Ski. If no successor Agent shall have been so appointed by the Lenders (other than the resigning Agent), and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Lender Agreements. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Lender Agreements.

     Section 13.7 Amendment of Article 13. American Ski and the Borrowers hereby agree that the foregoing provisions of this Article 13 constitute an agreement among the Agent and the Lenders (and the Agent and the Lenders acknowledge that except for the provisions of Section 13.6, American Ski and the Borrowers are not parties to or bound by such foregoing provisions) and that any and all of the provisions of this Article 13 (excepting Section 13.6) may be amended at any time by the Lenders and the Agent without the consent or approval of, or notice to, American Ski and the Borrowers (other than the requirement of notice to American Ski and the Borrowers of the resignation of the Agent and the appointment of a successor Agent).


                            ARTICLE 14. MISCELLANEOUS

     Section 14.1 Notices. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by hand, by telecopy or by nationally-recognized overnight carrier service, addressed as follows:

                  (a) If to the Agent, at 100 Federal Street, Boston, MA 02110, Telecopier No. 617/434-8102, Attention: Mr. Carlton F. Williams, Director, with a copy to: Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, Telecopier No. 617/523-1231, Attention: Edward Matson Sibble, Jr., P.C., or at such other address(es) or to the attention of such other Person(s) as the Agent shall from time to time designate in writing to American Ski and the Lenders.

                  (b) If to American Ski or the Borrowers, c/o American Skiing Company, P.O. Box 450, Bethel, ME 04217, or for overnight delivery service, Sunday River Road, Bethel, ME 04217, Telecopier No. 207/824-0192, Attention:
Mark J. Miller, Chief Financial Officer, with a copy to: Foster A. Stewart, Esquire, General Counsel, American Skiing Company, One Monument Way, Portland, ME 04101 or at such other address(es) or to the attention of such other Person(s) as American Ski shall from time to time designate in writing to the Agent and the Lenders.

                  (c) If to any Lender, at the address(es) and to the attention of the Person(s) specified below such Lender's name on the execution page of this Agreement (or in the case of a Successor Lender, at the address(es) and to the attention of the Person(s) specified in the Assignment and Acceptance Agreement executed by such Successor Lender), or at such other address(es) and to the attention of such other Person(s) as any Lender shall from time to time designate in writing to the Agent and American Ski.

         Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed. Any notice so addressed and sent by hand, by telecopy or by overnight carrier service shall be deemed to have been given when received.

         A notice from the Agent stating that it has been given on behalf of the Lenders shall be relied upon by American Ski and the Borrowers as having been given by the Lenders.

     Section 14.2 Merger. This Agreement and the other Lender Agreements and documents contemplated hereby constitute the entire agreement of American Ski, the Borrowers, the Agent and the Lenders and express their entire understanding with respect to credits advanced or to be advanced by the Lenders to the Borrowers.

     Section 14.3 Governing Law; Consent to Jurisdiction. This Agreement and all matters arising hereunder or relating hereto (except to the extent local law governs the exercise of remedies under the Security Agreements) shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts. American Ski, each of its Subsidiaries and each Lender hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts and to the non-exclusive jurisdiction of any Federal court of the United States located in the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of this Agreement or any other Lender Agreement or any of the transactions contemplated hereby or thereby.

     Section 14.4 Counterparts. This Agreement and all amendments to this Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single Agreement.

     Section 14.5 Expenses and Indemnification.


                  (a) The Borrowers  agree,  jointly and  severally,  to pay, on demand, all of the Agent's reasonable expenses in preparing, executing, delivering and administering this Agreement, the Lender Agreements, all related instruments and documents and any requested amendment, waiver or consent relating hereto or thereto, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's third-party consultants, special counsel, Goodwin, Procter & Hoar LLP, and local counsel in each jurisdiction in which American Ski or any Restricted Subsidiary has assets and the Agent's and Lenders' reasonable expenses in connection with periodic audits of American Ski and its Restricted Subsidiaries. The Borrowers also agree, jointly and severally, to pay, on demand, all reasonable out-of-pocket expenses incurred by the Agent and the Lenders, including, without limitation, reasonable legal, accounting and third-party consultant fees, in connection with the collection of amounts due hereunder and under all other Lender Agreements upon the occurrence of a Default hereunder, the revision, protection or enforcement of any of the Agent's or the Lenders' rights against the Borrowers under this Agreement, the Notes, the Guaranty Agreements, the Security Agreements, and all other Lender Agreements and the administration of special problems that may arise under this Agreement or any other Lender Agreement. The Borrowers also agree, jointly and severally, to pay all stamp and other taxes in connection with the execution and delivery of this Agreement and related instruments and documents.

                  (b) Without limitation of any other obligation or liability of the Borrowers or right or remedy of the Agent or the Lenders contained herein, the Borrowers hereby covenant and agree, jointly and severally, to indemnify and hold the Agent, the Lenders, and the directors, officers, subsidiaries, shareholders, agents, affiliates and Persons controlling the Agent and the Lenders, harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, including, without limitation, claims for finder's or broker's fees, actions or causes of action, and reasonable costs and expenses incurred, suffered, sustained or required to be paid by any such indemnified party in each case by reason of or resulting from any claim, investigation, litigation or other proceeding related to the entering into of this Agreement or any other Lender Agreement, the use of any Letter of Credit or the proceeds of any Loans, the consummation of the transactions contemplated herein, the exercise by the Agent and the Lenders of their rights and remedies, or otherwise relating to the transactions contemplated hereby, other than any such claims which are determined by a final, non-appealable judgment or order of a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of such indemnified party. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action against such indemnified party for which a claim is to be made against the Borrowers hereunder, such indemnified party shall notify American Ski in writing of the commencement thereof, although the failure to provide such notice shall not affect the indemnification rights of any such indemnified party hereunder unless and only to the extent American Ski demonstrates to the reasonable satisfaction of such party that such failure to provide notice prejudiced the Borrowers in their defense of such claim. The Borrowers shall have the right, at their option upon notice to the indemnified parties, to defend any such matter at their own expense and with their own counsel, except as provided below, which counsel must be reasonably acceptable to the indemnified parties. The indemnified party shall cooperate with the Borrowers in the defense of such matter. The indemnified party shall have the right to employ separate counsel and to participate in the defense of such matter at its own expense. In the event that (a) the employment of separate counsel by an indemnified party has been authorized in writing by American Ski, (b) the Borrowers have failed to assume the defense of such matter within fifteen (15) days of notice thereof from the indemnified party, or (c) the named parties to any such action (including impleaded parties) include any indemnified party who has been advised by counsel that there may be one or more legal defenses available to it or prospective bases for liability against it, which are different from those available to or against the Borrowers, then the Borrowers shall not have the right to assume the defense of such matter with respect to such indemnified party. The Borrowers shall not compromise or settle any such matter against an indemnified party without the written consent of the indemnified party, which consent may not be unreasonably withheld or delayed.

     Section 14.6 Confidentiality. The Agent and the Lenders agree to use commercially reasonable efforts to keep in confidence all financial data and other information relative to the affairs of American Ski and its Subsidiaries heretofore furnished or which may hereafter be furnished to them pursuant to the provisions of this Agreement; provided, however, that this Section 14.6 shall not be applicable to information otherwise disseminated to the public by American Ski or any of its Subsidiaries or any of their Affiliates; and provided further, that such obligation of the Agent and the Lenders shall be subject to the Agent's or the Lenders', as the case may be, (a) obligation to disclose such information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such information to bank or other regulatory examiners, affiliates, auditors, accountants and counsel or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender who agree to keep such information confidential and (c) right to disclose any such information (i) in connection with the transactions set forth herein including assignments or the sale of participation interests pursuant to Article 12, so long as such potential assignees or participants shall agree in writing to be bound by the terms of this Section 14.6 , (ii) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 14.6), or
(iii) in connection with any litigation or dispute involving the Agent or any transfer or other disposition by the Agent or the Lenders, as the case may be, of any of the Lender Obligations; provided that information disclosed pursuant to this provision shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof.

     Section 14.7 Reliance on Representations and Actions of American Ski. The Borrowers hereby appoint American Ski as the Borrowers' agent to execute, deliver and perform, on behalf of the Borrowers, any and all notices, certificates, documents and actions to be executed, delivered or performed hereunder or under any of the other Lender Agreements, and the Borrowers hereby agree that the Agent and the Lenders may rely upon any representation, warranty, certificate, notice, document or telephone request which purports to be executed or made or which the Agent or the Lenders in good faith believe to have been executed or made by American Ski or any of its executive officers, and the Borrowers hereby further, jointly and severally, agree to indemnify and hold the Agent and the Lenders harmless for any action, including the making of the Term Loans, the Revolving Credit Advances or the Swing Line Loans hereunder, and any loss or expense, taken or incurred by any of them as a result of their good faith reliance upon any such representation, warranty, certificate, notice, document or telephone request.

     Section 14.8 Joint and Several Obligations. All obligations of the Borrowers hereunder and under the Notes and all other Lender Agreements shall be joint and several obligations. The Borrowers waive presentment, demand, protest, notice of acceptance, notice of indebtedness incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and their Restricted Subsidiaries, and all suretyship defenses generally.

     Section 14.9 Continuity of 1997 Credit Agreements. The Borrowers, the Agent and the Lenders hereby acknowledge and agree that (a) each of the 1997 Credit Agreements and the Lender Agreements executed in connection therewith, as amended, restated and consolidated hereby, shall continue in full force and effect, as so amended, restated and consolidated and (b) the Agent shall be entitled to the benefit of all documents, opinions, certificates or other instruments which have been issued in favor of or which otherwise benefit the Agent as agent under one or both of the 1997 Credit Agreements, and the Agent may take any actions to enforce any rights thereunder in accordance with the terms thereof as the Agent may deem useful, convenient or necessary. The Borrowers will execute and deliver, or cause to be delivered, such documents, opinions, certificates or other instruments as the Agent may reasonably request to assure the Agent the continued benefit of its rights and remedies as agent, under the 1997 Credit Agreements and all related documents, opinions, certificates and instruments, as in effect immediately prior to the amendment, restatement and consolidation of the 1997 Credit Agreements hereunder.

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

     Section 14.10 WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS, AND THE BORROWERS AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION INVOLVING THE AGENT OR ANY LENDER AS A PARTY BASED UPON OR ARISING OUT OF, THIS AGREEMENT, THE TERM LOAN NOTES, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE, ANY LENDER AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE AGENT, THE LENDERS, AND THE BORROWERS WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE AGENT, THE LENDERS, OR THE BORROWERS HAVE AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amended, Restated and Consolidated Credit Agreement to be executed by their duly authorized officers as of the date set forth above.

                                                 AMERICAN SKIING COMPANY


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 SUNDAY RIVER SKIWAY CORPORATION


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 SUNDAY RIVER LTD.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 PERFECT TURN, INC.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 SUNDAY RIVER TRANSPORTATION INC


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 L.B.O. HOLDING, INC.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 SUGARBUSH RESORT HOLDINGS, INC.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Offier

                                                 SUGARBUSH LEASING COMPANY


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 SUGARBUSH RESTAURANTS, INC.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 MOUNTAIN WASTEWATER TREATMENT,
                                                 INC.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                 S-K-I, LTD.


                                                 By:\s\Mark J. Miller
                                                 Name: Mark J. Miller
                                                 Title:Chief Financial Officer

                                                  KILLINGTON, LTD.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chier Financial Officer

                                                  MOUNT SNOW LTD.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  PICO SKI AREA MANAGEMENT
                                                  COMPANY


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  RESORT SOFTWARE SERVICES, INC.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  KILLINGTON RESTAURANTS, INC.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  RESORTS TECHNOLOGIES, INC.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  DOVER RESTAURANTS, INC.


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  SUGARLOAF MOUNTAIN CORPORATION


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  MOUNTAINSIDE


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  SUGARTECH


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer


                                                  ASC UTAH


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer


                                                  STEAMBOAT SKI & RESORT
                                                  CORPORATION


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer

                                                  STEAMBOAT DEVELOPMENT
                                                  CORPORATION


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer


                                                  HEAVENLY VALLEY SKI & RESORT
                                                  CORPORATION


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer


                                                  HEAVENLY CORPORATION


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title:Chief Financial Officer


                                                  HEAVENLY VALLEY, LIMITED
                                                  PARTNERSHIP
                                                  By:   Heavenly Corporation,
                                                  its general partner


                                                  By:\s\Mark J. Miller
                                                  Name: Mark J. Miller
                                                  Title: Chief Financial Officer

                                                  BANKBOSTON, N.A., as Agent


                                                  By:\s\Carlton F. Williams
                                                  Name: Carlton F. Williams
                                                  Title: Director

                                                  100 Federal Street
                                                  Boston, MA  02110
                                                  Telecopier: (617) 434-8102
                                                  Attention:
                                                  Mr. Carlton F. Williams,
                                                  Director

                                                  BANKBOSTON, N.A.


                                                  By:\s\Carlton F. Williams
                                                  Name: Carlton F. Williams
                                                  Title: Director

                                                  100 Federal Street
                                                  Boston, MA  02110
                                                  Telecopier: (617) 434-8102
                                                  Attention:
                                                  Mr. Carlton F. Williams,
                                                  Director

                                                  WELLS FARGO BANK, NATIONAL
                                                  ASSOCIATION


                                                  By:\s\Dan Adams
                                                  Name: Dan Adams
                                                  Title:Vice President

                                                  400 Capital Mall, 7th Floor
                                                  Sacramento, CA 95814
                                                  Telecopier: (916) 444-2869
                                                  Attention: Mr. Dan Adams,
                                                  Vice President


                                                  U.S. BANK NATIONAL ASSOCIATION


                                                  By:\s\Hassan A. Salem
                                                  Name: Hassan A. Salem
                                                  Title:Assistant Vice President

                                                  918 17th Street
                                                  Denver, CO 80202
                                                  Telecopier: (303) 585-4135
                                                  Attention: Mr. Hassen Salem,
                                                  Assistant Vice President

                                                  FIRST SECURITY BANK, N.A.


                                                  By:\s\Dick van Klaveren
                                                  Name: Dick van Klaveren
                                                  Title:Vice President

                                                  15 East 100 South, 2nd Floor
                                                  Salt Lake City, Utah 84111
                                                  Telecopier: (801) 246-5532
                                                  Attention:
                                                  Mr. Dick Van Klaveren,
                                                  Vice President

                                                  THE HOWARD BANK, N.A.


                                                  By:\s\Michael W. Quinn
                                                  Name: Michael W. Quinn
                                                  Title:Senior Vice President

                                                  111 Main Street
                                                  Burlington, MA  05401
                                                  Telecopier: (802) 860-5542
                                                  Attention: Mr. Michael Quinn

                                                  MERRILL LYNCH SENIOR FLOATING
                                                  RATE FUND, INC.

                                                  By:    Merrill Lynch Asset
                                                  Management, L.P., as
                                                  Investment Advisor


                                                  By:\s\John M. Johnson
                                                  Name: John M. Johnson
                                                  Title:Authorized Signatory

                                                  800 Scudders Mill Road,Area 1B
                                                  Plainsboro, NJ 08536
                                                  Telecopier: (609) 282-3542
                                                  Attention: Ms. Jill Montanye

                                                  MERRILL LYNCH PRIME RATE
                                                  PORTFOLIO

                                                  By:    Merrill Lynch Asset
                                                  Management, L.P., as
                                                  Investment Advisor


                                                  By:\s\John M. Johnson
                                                  Name: John M. Johnson
                                                  Title:Authorized Signatory

                                                  800 Scudders Mill Road,Area 1B
                                                  Plainsboro, NJ 08536
                                                  Telecopier: (609) 282-3542
                                                  Attention: Mr. John Johnson

                                                  VAN KAMPEN AMERICAN CAPITAL
                                                  PRIME RATE INCOME TRUST


                                                  By:\s\Darvin D. Pierce
                                                  Name: Darvin D. Pierce
                                                  Title:Vice President

                                                  c/o Van Kampen American
                                                  Capital
                                                  One Parkview Plaza, 5th Floor
                                                  Oakbrook Terrace, IL 60181
                                                  Telecopier: (630) 684-6740
                                                  Attention: Mr. Scott Fries

                                                  CAPTIVA II FINANCE, LTD.


                                                  By:\s\John Cullinane
                                                  Name: John Cullinane
                                                  Title:Director

                                                  c/o Stanfield Capital Partners
                                                  330 Madison Ave., 27th Floor
                                                  New York, NY 10017
                                                  Telecopier: (212) 284-4320
                                                  Attention:
                                                  Mr. Timothy Daileader

                                                  KZH-PAMCO LLC


                                                  By:\s\James J. Fevola
                                                  Name: James J. Fevola
                                                  Title:Authorized Agent

                                                  c/o The Chase Manhattan Bank
                                                  450 West 33rd Street,
                                                  15th Floor
                                                  New York, NY  10001
                                                  Telecopier: (212) 946-7776
                                                  Attention: Ms. Virginia Conway

                                                  PAM CAPITAL FUNDING, L.P.

                                                  By:    Highland Capital
                                                  Management L.P., as
                                                  Collateral Manager


                                                  By:\s\Mark Okada
                                                  Name: Mark Okada
                                                  Title:Executive Vice President

                                                  c/o Highland Capital
                                                  Management, L.P.
                                                  1150 Two Galleria Tower
                                                  13455 Noel Rd. LB #45
                                                  Dallas, TX 75240
                                                  Telecopier: (972) 233-4343
                                                  Attention:
                                                  Mr. Mark Okada/Mr. Joe Doherty

                                                  KZH III LLC


                                                  By:\s\James J. Fevola
                                                  Name: James J. Fevola
                                                  Title:Authorized Agent

                                                  c/o The Chase Manhattan Bank
                                                  50 West 33rd Street-15th Floor
                                                  New York, NY 10001
                                                  Telecopier: (212) 946-7776
                                                  Attention: Ms. Virginia Conway

                                                  PAMCO CAYMAN, LTD.
                                                  By:    Highland Capital
                                                  Management L.P., as
                                                  Collateral Manager


                                                  By:\s\Mark Okada
                                                  Name: Mark Okada
                                                  Title:Executive Vice President

                                                  c/o Highland Capital
                                                  Management, L.P.
                                                  1150 Two Galleria Tower
                                                  13455 Noel Road, LB 45
                                                  Dallas, TXZ 75240
                                                  Telecopier: (972) 233-6143
                                                  Attention:
                                                  Mr. Mark Okada/Mr. Joe Doherty

                                                  DEBT STRATEGIES FUND II, INC.
                                                  By:    Merrill Lynch Asset
                                                  Management, L.P., as
                                                  Investment Advisor


                                                  By:\s\John M. Johnson
                                                  Name: John M. Johnson
                                                  Title:Authorized Signatory

                                                  c/o Merrill Lynch Asset
                                                  Management
                                                  800 Scudders Mill Road-Area 1B
                                                  Plainsboro, NJ 08536
                                                  Telecopier: (609) 282-2756
                                                  Attention: Mr. John Johnson

                                                  MORGAN STANLEY SENIOR
                                                  FUNDING, INC.


                                                  By:\s\Christopher A. Pucillo
                                                  Name: Christopher A. Pucillo
                                                  Title:Vice President

                                                  c/o Morgan Stanley Senior
                                                  Funding, Inc.
                                                  1585 Broadway, 10th Floor
                                                  New York, NY 10036
                                                  Telecopier: (212) 761-0592
                                                  Attention: Mr. James Morgan

                                                  OASIS COLLATERALIZED HIGH
                                                  INCOME PORTFOLIOS-I, LTD.


                                                  By:\s\Anthony R. Clemente
                                                  Name: Anthony R. Clemente
                                                  Title:Authorized Signatory

                                                  c/o Stanfield Capital Partners
                                                  LLC
                                                  330 Madison Ave., 27th Floor
                                                  New York, NY 10017
                                                  Telecopier: (212) 284-4302
                                                  Attention:
                                                  Mr. Christopher E. Jansen

                                                  BLACK DIAMOND CLO 1998-1 LTD.


                                                  By: /s/ [illegible]
                                                  Name:
                                                  Title:

                                                  c/o Black Diamond Capital
                                                  Management, L.L.C.
                                                  99 River Road
                                                  Cos Cob, CT 06807
                                                  Telecopier: (203) 552-1014
                                                  Attention: Mr. Bob Rosenbloom



                                                  LONG LANE MASTER TRUST IV
                                                  BankBoston, N.A. as Trust
                                                  Administrator

                                                  By:\s\Liam G. Stokes
                                                  Name: Liam G. Stokes
                                                  Title:Director

                                                  c/o BankBoston, N.A.
                                                  100 Federal Street
                                                  Boston, MA  02110